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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/06
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.


GE Investments Funds, Inc.

U.S. Equity Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

U.S. Equity Fund                                                        Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                              10

FINANCIAL STATEMENTS

   Financial Highlights                                                       11

   Statement of Assets and Liabilities                                        12

   Statement of Operations                                                    13

   Statements of Changes in Net Assets                                        14

   Notes to Financial Statements                                              15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       20

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 21

ADDITIONAL INFORMATION                                                        24

INVESTMENT TEAM                                                               27

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio, the assets of which were transferred to the GE Investments U.S. Equity Fund, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

U.S. Equity Fund
--------------------------------------------------------------------------------

THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, GEORGE A. BICHER, PAUL C. REINHARDT AND STEPHEN V. GELHAUS (PICTURED BELOW LEFT TO RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS CO-MANAGES ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND.

GEORGE A. BICHER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. MR. BICHER IS DIRECTOR OF THE U.S. EQUITY RESEARCH TEAM AND A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND. MR. BICHER HAS HELD THE POSITION OF EQUITY RESEARCH ANALYST SINCE JOINING GE ASSET MANAGEMENT IN JUNE 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, HE SERVED IN A NUMBER OF POSITIONS AT DEUTSCHE BANC ALEX BROWN SINCE 1994.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE DECEMBER 1998. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUNDS ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the U.S. Equity Fund returned 16.12%. The S&P 500 Index, the Fund's benchmark, returned 15.79% and the Fund's Lipper peer group of 224 Large-Cap Core funds returned an average of 13.31% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets had a strong year, with upbeat returns across all market sectors. 2006 marked the fourth consecutive year of positive equity returns, establishing the second-longest running bull market since 1928. However, we characterized this bull market

[PHOTOS OMITTED]

PICTURED FROM BOTTOM LEFT TO BOTTOM RIGHT:
GEORGE A. BICHER, PAUL C. REINHARDT,
STEPHEN V. GELHAUS, CHRISTOPHER D. BROWN

--------------------------------------------------------------------------------
                                                                             Q&A

      as muted -- its average annual return of +17% versus an average of +38% for the past 20 bull markets ranked it dead last in terms of magnitude.

      After an uneventful first half of 2006, most of this year's gains occurred in the second half with strong advances in each of the broad market indices. It seems Santa took advantage of declining oil prices to power up his sleigh early, and investors enjoyed a remarkable second-half rally bolstered by continued profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. For the year, the Dow Jones Industrial Average posted a +19.1% total return -- its best annual gain since 2003 (and at 12,463, near an all-time high). The S&P 500 ended the year +15.8%, at a level unseen for the past six years, and the Russell 1000 gained +15.5%. The Russell 2000 (+18.4%) outpaced the larger cap indices, and the tech-heavy NASDAQ (+9.5%) lagged, while still turning in a respectable absolute return.

      During the year, telecommunications services (+36.8%), energy (+24.2%) and utilities (+21.0%) led broad market returns, while technology (+8.3%) and health care (+7.5%) trailed the S&P 500 by the widest margins. While telecom services was one of the worst performing sectors in 2005, investors applauded M&A activity in the space in 2006, especially AT&T's announced acquisition of BellSouth (up +53% and +80%, respectively). Given the sector leadership, it was not surprising that value once again outperformed growth. For the eighth consecutive year, small caps outperformed large caps, but this year it was by a narrower margin. While lagging significantly in 2005, the returns of the 100 largest stocks (+15.7%) were approximately in-line with the S&P 500 benchmark (+15.8%) in 2006.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A slightly more defensive positioning and strong stock selection across most all sectors benefited the Fund in 2006. Our technology, energy, industrials, and consumer holdings contributed most to our winning performance during the year. Within technology, many of the high-quality names that lagged in 2005 rebounded in 2006, and a well-diversified group of tech names bolstered the Fund. For example, Cisco (+59.6%) enjoyed accelerating demand for its data networking products (due to increased video content on the Internet), and Oracle (+40.4%) continued to beat earnings expectations and gain share of the enterprise software market. We also achieved strong stock selection in energy, with particular strength in energy services companies, including Schlumberger (+31.1%). The Fund's industrials holdings bolstered returns as unprecedented levels of global infrastructure investment spending continued to benefit companies like electrical equipment manufacturer, ABB (+86.0%). In the consumer space, avoiding stocks that might lag in a mid-cycle slowdown helped, for example, underweighting Wal-Mart (-3.5%). We felt household products companies like Colgate-Palmolive (+21.5%) were a safer place to focus, given the non-discretionary nature of their products. Additionally, a turnaround in media companies added to returns. Comcast (+63.0%) and Cablevision (+84.6%) put up terrific results throughout the year, quelling fears over significant subscriber losses to telephone companies' bundled services (cable, telephone and broadband).

      Slightly offsetting these positives were underweights in the telecommunications and financials sectors. Underweighting diversified telecom services companies was the single greatest drag on performance, as the group soared over +50% amid restructuring initiatives and heightened M&A activity. While BellSouth rose +79.9% on their announced combination with AT&T (+53.2%), we had been underweight with respect to both names in the Fund. However, the value portion of the Fund did initiate a position in AT&T during the third quarter, due to better fundamentals and synergies expected from the merger. During the year we owned fewer financial stocks than the S&P 500 due to concerns about the aging credit cycle and higher interest rates. Despite positive contributions from several financials, including Mellon (+26.0%), State Street (+23.2%) and Fannie Mae (+24.3%), the Fund's underweight in this outperforming sector dragged on returns.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We have remained resolutely committed to investing in high quality large-cap stocks with predictable and steady earnings growth, and that discipline served us well in 2006. We continue to be relatively defensively positioned, although at year-end our largest overweight was in technology, an area that we believe could benefit from increased capital expenditures in the year ahead. We also expected our portfolio of diversified, high quality tech names to perform well in a slowing growth environment. We increased our overweight in health care -- a traditionally defensive area -- valuing its relatively steady growth and attractive dividend yields. Accordingly, we decreased our weighting in consumer discretionary names, and initiated an overweight in consumer staples sector. We moved away from cyclicals, increasing our underweight in energy and going underweight in materials as commodity prices moderated. We believed many commodity-based stocks were over-owned, making them vulnerable to short-term pullbacks. Our largest underweight remained in financials, reflecting headwinds from a higher interest rate environment and concerns about the credit cycle.

      We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection. Over the long-term, our stock selection has added value to performance and we believe the high quality companies we own should provide above-average returns going forward.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
--------------------------------------------------------------------------------
                           ACCOUNT VALUE AT     ACCOUNT VALUE        EXPENSES
                           THE BEGINNING OF     AT THE END OF      PAID DURING
                            THE PERIOD ($)     THE PERIOD ($)    THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**           1,000.00            1,123.61            3.42
--------------------------------------------------------------------------------
Hypothetical 5% Return
  (2.5% for the period)        1,000.00            1,021.75            3.26
--------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.64% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      12.36%.

U.S. Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                [LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                              U.S. Equity Fund                     S&P 500 Index
--------------------------------------------------------------------------------
12/96                              10,000                             10,000
12/97                              13,213                             13,329
12/98                              16,307                             17,154
12/99                              19,504                             20,768
12/00                              19,389                             18,861
12/01                              17,746                             16,614
12/02                              14,328                             12,942
12/03                              17,663                             16,660
12/04                              19,105                             18,473
12/05                              19,584                             19,382
12/06                              22,742                             22,442

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
                               ONE       FIVE      TEN
                               YEAR      YEAR      YEAR
--------------------------------------------------------------------------------
U.S. Equity Fund              16.12%     5.09%     8.56%
--------------------------------------------------------------------------------
S&P 500 Index                 15.79%     6.20%     8.42%
--------------------------------------------------------------------------------
Lipper peer group average*    13.31%     5.22%     6.71%
--------------------------------------------------------------------------------
Inception date               1/3/95
--------------------------------------------------------------------------------

U.S. Equity Fund (ending value $22,742)
S&P 500 Index (ending value $22,442)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2006

as a % of Market Value

--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                     4.53%
--------------------------------------------------------------------------------
Microsoft Corp.                                                       3.26%
--------------------------------------------------------------------------------
American International Group, Inc.                                    2.72%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                         2.64%
--------------------------------------------------------------------------------
Bank of America Corp.                                                 2.60%
--------------------------------------------------------------------------------
Pfizer Inc.                                                           2.30%
--------------------------------------------------------------------------------
Wyeth                                                                 2.28%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund                                    2.27%
--------------------------------------------------------------------------------
Amgen, Inc.                                                           2.00%
--------------------------------------------------------------------------------
Oracle Corp.                                                          1.75%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $106,619 (in thousands)

                [PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Financials                                                            17.6%
Information Technology                                                17.6%
Healthcare                                                            13.4%
Consumer Discretionary                                                 9.9%
Industrials                                                            9.6%
Consumer Staples                                                       9.6%
Energy                                                                 8.1%
Short-Term                                                             7.1%
Utilities                                                              2.9%
Materials                                                              2.4%
Telecommunication Services                                             1.8%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR AND TEN-YEAR PERIODS INDICATED IN THE LARGE-CAP CORE FUNDS PEER GROUP CONSISTING OF 224, 165 AND 64 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

U.S. EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.3%

Autozone, Inc.                                     1,361   $     157,277 (a)
Bed Bath & Beyond, Inc.                           25,798         982,904 (a)
Cablevision Systems Corp.                          7,416         211,208
Carnival Corp.                                    13,762         675,026
Comcast Corp. (Class A)                           39,341       1,647,601 (a,d,e)
Home Depot, Inc.                                  18,961         761,474
Koninklijke Philips
   Electronics N.V. ADR                           10,726         403,083
Liberty Global, Inc. (Series C)                   16,211         453,908 (a)
Liberty Media Holding Corp -
   Capital (Series A)                              5,132         502,833 (a)
Liberty Media Holding Corp -
   Interactive (Series A)                         25,659         553,465 (a)
News Corp. (Class A)                              14,144         303,813
Omnicom Group, Inc.                               14,108       1,474,850
Staples, Inc.                                     20,543         548,498
Starwood Hotels & Resorts
   Worldwide, Inc.                                 2,905         181,562
Target Corp.                                      14,558         830,534
Time Warner, Inc.                                 29,817         649,414
Viacom Inc. (Class B)                              4,970         203,919 (a)
                                                              10,541,369

CONSUMER STAPLES -- 10.0%

Alberto-Culver Co.                                 9,251         198,434
Clorox Co.                                        16,408       1,052,573
Colgate-Palmolive Co.                             19,370       1,263,699
Diageo PLC ADR                                     2,446         193,992
General Mills, Inc.                               10,850         624,960
Kellogg Co.                                       15,568         779,334
Kimberly-Clark Corp.                              12,222         830,485
PepsiCo, Inc.                                     45,026       2,816,376 (d)
Procter & Gamble Co.                              10,016         643,728
Sally Beauty Holdings, Inc.                        9,156          71,417 (a)
Sara Lee Corp.                                     4,194          71,424
The Coca-Cola Co.                                 34,435       1,661,489
                                                              10,207,911

ENERGY -- 8.4%

EOG Resources, Inc.                                6,896         430,655
Exxon Mobil Corp.                                 63,088       4,834,433 (d)
Halliburton Co.                                   11,009         341,829
Hess Corp.                                        11,352         562,719
Occidental Petroleum Corp.                        11,737         573,118
Schlumberger Ltd.                                 20,874       1,318,402
Transocean Inc.                                    6,522         527,565 (a)
                                                               8,588,721

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 17.9%

ACE Ltd.                                          11,796   $     714,484
AFLAC Incorporated                                 8,104         372,784
Allstate Corp.                                     9,327         607,281
American International
   Group, Inc.                                    40,526       2,904,093
AON Corp.                                          3,032         107,151
Bank of America Corp.                             51,981       2,775,266
Berkshire Hathaway, Inc.
   (Class B)                                          22          80,652 (a)
BlackRock Inc. (Class A)                           1,223         185,774 (e)
CB Richard Ellis Group, Inc.
   (Class A)                                         623          20,684 (a)
Chubb Corp.                                        8,104         428,783
Citigroup, Inc.                                   22,172       1,234,980
Everest Re Group, Ltd.                             3,287         322,488
Federal Home Loan
   Mortgage Corp.                                 12,386         841,009
Federal National
   Mortgage Assoc.                                15,826         939,906
HCC Insurance Holdings, Inc.                       5,840         187,406
Mellon Financial Corp.                            22,478         947,448
Merrill Lynch & Company, Inc.                      8,664         806,618
Metlife, Inc.                                     21,866       1,290,313 (e)
Morgan Stanley                                     3,364         273,931
Prudential Financial, Inc.                         3,570         306,520
State Street Corp.                                16,308       1,099,812 (c)
SunTrust Banks, Inc.                              14,610       1,233,814
The Bank of New York
   Company, Inc.                                   3,058         120,393
US Bancorp                                        11,190         404,966
                                                              18,206,556

HEALTHCARE -- 14.1%

Abbott Laboratories                               20,337         990,615 (d)
Advanced Medical Optics, Inc.                      1,564          55,053 (a)
Aetna, Inc.                                       27,653       1,194,057
Amgen, Inc.                                       31,144       2,127,447 (a)
Baxter International, Inc.                        20,548         953,222
Boston Scientific Corp.                           13,901         238,819 (a)
Bristol-Myers Squibb Co.                           2,434          64,063
DaVita, Inc.                                       2,676         152,211 (a)
Eli Lilly & Co.                                    3,593         187,195
Gilead Sciences, Inc.                              3,914         254,136 (a)
GlaxoSmithKline PLC ADR                            6,725         354,811
Johnson & Johnson                                  5,275         348,255
Lincare Holdings Inc.                             12,462         496,486 (a)
Medco Health Solutions, Inc.                       7,645         408,549 (a)
Medtronic Inc.                                    11,311         605,252
Novartis AG ADR                                    5,581         320,573
Pfizer Inc.                                       94,646       2,451,331 (d)
Quest Diagnostics Inc.                             1,988         105,364
Thermo Electron Corp.                              4,587         207,745 (a)
UnitedHealth Group, Inc.                           7,350         394,915
Wyeth                                             47,709       2,429,342
                                                              14,339,441

See Notes to Schedule of Investments on page 10 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 7.7%

ABB Ltd. ADR                                      20,643   $     371,161
Burlington Northern
   Santa Fe Corp.                                  2,141         158,027
Cooper Industries Ltd.                             2,676         241,991
Corinthian Colleges, Inc.                          7,003          95,451 (a)
CSX Corp.                                          6,728         231,645
Deere & Co.                                        5,275         501,494
Dover Corp.                                       26,545       1,301,236 (d)
Eaton Corp.                                        7,034         528,535
Emerson Electric Co.                               7,432         327,677
General Dynamics Corp.                             3,670         272,864
ITT Corp.                                          2,217         125,970
Northrop Grumman Corp.                             7,645         517,567
Rockwell Collins, Inc.                             1,682         106,454 (e)
Southwest Airlines Co.                            30,047         460,320
Textron Inc.                                       4,733         443,813
3M Co.                                             4,281         333,618
Tyco International Ltd.                           23,828         724,371
United Technologies Corp.                         15,023         939,238
Waste Management, Inc.                             1,135          41,734
WESCO International, Inc.                          1,453          85,451 (a,e)
                                                               7,808,617

INFORMATION TECHNOLOGY -- 18.4%

Activision, Inc.                                   9,175         158,177 (a,e)
Analog Devices, Inc.                              20,413         670,975 (e)
Automatic Data Processing, Inc.                   12,080         594,940
Checkfree Corp.                                    2,294          92,127 (a)
Cisco Systems, Inc.                               68,045       1,859,670 (a)
Dell, Inc.                                         6,116         153,450 (a)
eBay, Inc.                                         8,639         259,775 (a)
EMC Corp.                                         23,326         307,903 (a)
Fidelity National Information
   Services, Inc.                                  8,947         358,685
First Data Corp.                                  27,525         702,438 (d)
Hewlett-Packard Co.                                8,639         355,840
Intel Corp.                                       32,111         650,248
International Business
   Machines Corp.                                  9,297         903,204
Intuit Inc.                                       14,984         457,162 (a)
Lam Research Corp.                                   459          23,235 (a)
Linear Technology Corp.                            6,560         198,899
Maxim Integrated Products, Inc.                   19,540         598,315
Microchip Technology Inc.                         12,080         395,016
Microsoft Corp.                                  116,448       3,477,137 (d)
Molex, Inc. (Class A)                             24,619         681,946
National Semiconductor Corp.                      12,768         289,834
Oracle Corp.                                     108,566       1,860,821 (a)
Paychex, Inc.                                     14,654         579,419
Sun Microsystems, Inc.                            17,585          95,311 (a)
Texas Instruments Incorporated                    26,606         766,253
Western Union Co.                                 59,590       1,336,008
Xerox Corp.                                        1,497          25,374 (a)
Yahoo! Inc.                                       35,806         914,485 (a)
                                                              18,766,647

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------
MATERIALS -- 2.6%

Air Products & Chemicals, Inc.                     2,294   $     161,222
Barrick Gold Corp.                                24,060         738,642
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                             5,339         297,542
Monsanto Co.                                      19,063       1,001,379
PAN American Silver Corp.                            978          24,616 (a,e)
Praxair, Inc.                                      5,464         324,179
Vulcan Materials Co.                                 526          47,272 (e)
                                                               2,594,852

TELECOMMUNICATION SERVICES -- 1.8%

Alltel Corp.                                      10,531         636,915
AT&T, Inc.                                         1,892          67,639
Sprint Nextel Corp. (Series 1)                    16,630         314,141
Verizon Communications Inc.                       16,820         626,377 (d)
Vodafone Group, PLC ADR                            8,257         229,379
                                                               1,874,451

UTILITIES -- 3.0%

American Electric Power
   Company, Inc.                                   1,912          81,413
Constellation Energy Group, Inc.                   8,334         573,963
Dominion Resources, Inc.                           7,645         640,957 (e)
Duke Energy Corp.                                 17,946         595,987
Edison International                               8,178         371,935
Entergy Corp.                                      1,721         158,883
FirstEnergy Corp.                                  3,563         214,849
FPL Group, Inc.                                    4,358         237,162
PG&E Corp.                                         4,238         200,585 (e)
                                                               3,075,734

TOTAL COMMON STOCK
   (COST $82,988,208)                                         96,004,299

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.9%
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund                 15,603         573,254 (g)
Industrial Select Sector SPDR Fund                68,983       2,415,095 (g)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,335,645)                                           2,988,349

TOTAL INVESTMENTS IN SECURITIES
   (COST $85,323,853)                                         98,992,648

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.5%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 3.1%

GEI Short Term Investment Fund
   5.56%                                       3,200,658       3,200,658 (b,f)

See Notes to Schedule of Investments on page 10 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 4.4%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                       4,425,725   $   4,425,725 (b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $7,626,383)                                           7,626,383

TOTAL INVESTMENTS
   (COST $92,950,236)                                        106,619,031

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (4.6)%                                              (4,734,527)
                                                           -------------

NET ASSETS -- 100.0%                                       $ 101,884,504
                                                           =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI U.S. Equity Fund had the following long futures contracts open at December 31, 2006:

                                              NUMBER      CURRENT
                                EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION                        DATE      CONTRACTS     VALUE    APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
   Futures                      March 2007       2       $714,200      $1,470

See Notes to Schedule of Investments on page 10 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)   All or a portion of the security is out on loan.

(f) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(g) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

ADR   American Depository Receipt

SPDR  Standard & Poors Depository Receipts

TBA   To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                                                    12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                            --           --           --           --       1/3/95
Net asset value, beginning of period                                $  34.06     $  33.61     $  31.48     $  25.75     $  32.21
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.53         0.39         0.44         0.26         0.24
   Net realized and unrealized gains/(losses) on investments            4.96         0.46         2.13         5.73        (6.45)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS                          5.49         0.85         2.57         5.99        (6.21)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                0.53         0.40         0.44         0.26         0.25
   Net realized gains                                                     --           --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     0.53         0.40         0.44         0.26         0.25
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  39.02     $  34.06     $  33.61     $  31.48     $  25.75
==================================================================================================================================
TOTAL RETURN (a)                                                       16.12%        2.51%        8.17%       23.28%      (19.26)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                         $101,885     $ 98,883     $112,545     $114,123     $102,112
   Ratios to average net assets:
      Net investment income                                             1.43%        1.06%        1.30%        0.95%        0.87%
      Expenses                                                          0.63%        0.63%        0.63%        0.61%        0.58%
   Portfolio turnover rate                                                45%          40%          30%          39%          37%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

                                                                                  U.S
Statement of Assets                                                              EQUITY
and Liabilities DECEMBER 31, 2006                                                 FUND
-------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $85,323,853)                  $  98,992,648
   Short-term Investments (at amortized cost)                                    4,425,725
   Short-term affiliated investments (at amortized cost)                         3,200,658
   Receivable for investments sold                                                  84,135
   Income receivables                                                              106,440
-------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                             106,809,606
-------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                                      4,425,725
   Payable for investments purchased                                               380,315
   Payable for fund shares redeemed                                                 58,830
   Payable to GEAM                                                                  57,532
   Variation margin payable                                                          2,700
-------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                          4,925,102
-------------------------------------------------------------------------------------------
NET ASSETS                                                                   $ 101,884,504
===========================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                              90,889,219
   Undistributed (distribution in excess of) net investment income                   2,817
   Accumulated net realized gain (loss)                                         (2,677,797)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                               13,668,795
      Futures                                                                        1,470
-------------------------------------------------------------------------------------------
NET ASSETS                                                                   $ 101,884,504
===========================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                2,610,992
Net asset value per share                                                    $       39.02

*     Includes $4,306,004 of securities on loan.

See Notes to Financial Statements.

                                                                                  U.S.
Statement of Operations                                                          EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2006                                              FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend                                                               $   1,894,400
      Interest*                                                                      3,310
      Interest from affliated investments                                           97,751
      Less: Foreign taxes withheld                                                  (2,351)
-------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                  1,993,110
-------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees                                             534,920
      Transfer agent                                                                    64
      Trustee's fees                                                                 3,527
      Custody and accounting expenses                                               42,150
      Professional fees                                                             19,954
      Registration expenses                                                          2,119
      Other expenses                                                                10,586
-------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                  613,320
-------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                  1,379,790
===========================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                                             8,199,502
         Futures                                                                   (85,445)

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments                                                             5,028,336
         Futures                                                                   (19,255)
         Foreign currency transactions                                                   1
-------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments                    13,123,139
-------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $  14,502,929
===========================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $3,310.

See Notes to Financial Statements.

                                                                                                      U.S.
Statements of                                                                                        EQUITY
Changes in Net Assets                                                                                 FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED       YEAR ENDED
                                                                                         DECEMBER 31,     DECEMBER 31,
                                                                                             2006             2005
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income (loss)                                                     $   1,379,790    $   1,112,245
      Net realized gain (loss) on investments, futures, written options,
         foreign currency transactions and swaps                                            8,114,057        7,703,126
      Net increase (decrease) in unrealized appreciation/(depreciation)
         on investments, futures, written options, foreign currency translation             5,009,082       (6,433,765)
-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations                                              14,502,929        2,381,606
-----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                                (1,376,973)      (1,138,355)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                     (1,376,973)      (1,138,355)
-----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                     13,125,956        1,243,251
-----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                         10,918,601        2,289,141
      Value of distributions reinvested                                                     1,376,973        1,138,344
      Cost of shares redeemed                                                             (22,419,927)     (18,333,312)
-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share transactions                                     (10,124,353)     (14,905,827)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  3,001,603      (13,662,576)

NET ASSETS
   Beginning of period                                                                     98,882,901      112,545,477
-----------------------------------------------------------------------------------------------------------------------
   End of period                                                                        $ 101,884,504    $  98,882,901
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD          $       2,817    $          --
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
      Shares sold                                                                             296,918           68,648
      Issued for distributions reinvested                                                      35,118           33,178
      Shares redeemed                                                                        (624,307)        (547,125)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                       (292,271)        (445,299)
=======================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.
Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                                  Net Tax
       Cost of            Gross Tax         Gross Tax          Appreciation/
   Investments for        Unrealized        Unrealized        (Depreciation)
     Tax Purposes        Appreciation      Depreciation       on Investments
------------------------------------------------------------------------------
     $94,838,223         $14,866,048       $(3,085,240)         $11,780,808

Net Tax Appreciation/   Undistributed     Undistributed            Post
  (Depreciation) on        Income/       Long-Term Gains/         October
Derivatives, Currency    (Accumulated      (Accumulated           Losses
 and Other Net Assets   Ordinary Loss)    Capital Loss)     (see Detail Below)
------------------------------------------------------------------------------
         $ --                $2,817          $(788,340)              $ --

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

As of December 31, 2006, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                           Amount               Expires
--------------------------------------------------------------------------------
                         $ 788,340            12/31/2011

During the year ended December 31, 2006, the Fund utilized approximately $6,561,486 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2006.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

               Ordinary            Long-Term
                Income            Capital Gains           Total
--------------------------------------------------------------------------------
              $1,376,973              $ --              $1,376,973

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.    LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .55%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $1,694 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

                      Purchases                    Sales
--------------------------------------------------------------------------------
                     $42,474,707                $54,702,835

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

                        Loaned
                     securities at                  Cash
                      market value               collateral*
-------------------------------------------------------------------------------
                       $4,306,004                 $4,425,725

* COLLATERAL OF $4,448,106 DECREASED BY $22,381 ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the U.S. Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  45

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY

Matthew J. Simpson

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

S&P 500 Index Fund                                                      Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                              11

FINANCIAL STATEMENTS

   Financial Highlights                                                       12

   Statement of Assets and Liabilities                                        13

   Statement of Operations                                                    14

   Statements of Changes in Net Assets                                        15

   Notes to Financial Statements                                              16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       21

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 22

ADDITIONAL INFORMATION                                                        25

INVESTMENT TEAM                                                               28

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                                                             Q&A

SSGA FUNDS MANAGEMENT, INC. ("SSGA FM") IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA FM IS REGISTERED WITH THE SEC AS AN INVESTMENT ADVISER UNDER THE INVESTMENT ACT OF 1940 AND IS A WHOLLY OWNED SUBSIDIARY OF STATE STREET CORPORATION. THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS COMPOSED OF THE FOLLOWING MEMBERS: KARL SCHNEIDER AND JOHN TUCKER.

KARL SCHNEIDER, LEAD PORTFOLIO MANAGER FOR THE FUND, IS A VICE PRESIDENT OF STATE STREET GLOBAL ADVISORS AND A PRINCIPAL OF SSGA FM. KARL JOINED THE FIRM IN 1996 AND IS A MEMBER OF THE FIRM'S GLOBAL STRUCTURED PRODUCTS TEAM. KARL MANAGES A VARIETY OF THE FIRM'S DOMESTIC AND INTERNATIONAL PASSIVE FUNDS. KARL HOLDS A BACHELORS OF SCIENCE DEGREE IN FINANCE AND INVESTMENTS FROM BABSON COLLEGE AND ALSO A MASTER OF SCIENCE DEGREE IN FINANCE FROM THE CARROLL SCHOOL OF MANAGEMENT AT BOSTON COLLEGE. ADDITIONALLY, HE HOLDS A SERIES 3 LICENSE FROM THE NATIONAL FUTURES ASSOCIATION.

JOHN TUCKER, CFA, IS A VICE PRESIDENT OF SSGA AND A PRINCIPAL OF SSGA FM. JOHN JOINED THE FIRM IN 1988 AND IS HEAD OF US EQUITY MARKETS IN THE GLOBAL STRUCTURED PRODUCTS TEAM. HE IS ALSO RESPONSIBLE FOR ALL DERIVATIVE STRATEGIES AND EXCHANGE TRADED FUNDS. JOHN RECEIVED A BA IN ECONOMICS FROM TRINITY COLLEGE AND AN MS IN FINANCE FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY AND THE CFA INSTITUTE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the S&P 500 Index Fund returned 15.43%. The S&P 500 Index, the Fund's benchmark, returned 15.79% and the Fund's Lipper peer group of 52 S&P 500 Index Objective funds returned an average of 15.38% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. After a muted finish to 2005, US equity markets began the year on a positive note. A heady mix of hawkish wording from the Federal Reserve and troublesome inflation data, however, brought about steady equity selling in parts of the second quarter, driving volatility measures to levels not seen since 2004. The third and fourth quarters though brought solid returns across the US equity market as stocks rallied consistently through this period. With inflation risks still prominent in official comments, futures traders pushed the expected arrival date for a cut in fed funds beyond the first quarter of 2007. Equities showed scant concern about any delay in accommodation, however, as a flurry of takeover activity reflected buoyant liquidity conditions that kept sentiment bullish.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31, 2006, the four largest sectors in the S&P 500 Index were Financials (22.3%), Information Technology (15.1%), Health Care (12.0%) and Industrials (10.8%). The highest returning sector for the last twelve months was Telecommunication Services (+32%) followed by Energy (+22%). The lowest returning sectors were Health Care (+6%) and Information Technology (+8%).

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Over the last twelve months there were 36 index addition/deletion changes announced by Standard & Poors that impacted the Fund. However, not all the additions and deletions were bought and sold in the Fund, as many changes were a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter end. Many of the share changes also required no trading since the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006

--------------------------------------------------------------------------------
                            ACCOUNT VALUE AT   ACCOUNT VALUE        EXPENSES
                            THE BEGINNING OF    AT THE END OF      PAID DURING
                             THE PERIOD ($)    THE PERIOD ($)    THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**            1,000.00          1,125.83           2.10
--------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)        1,000.00          1,022.96           2.01
--------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.39% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      12.58%.

S&P 500 Index Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                           S&P 500 Index Fund                     S&P 500 Index
12/96                            10,000                              10,000
12/97                            13,033                              13,329
12/98                            16,713                              17,154
12/99                            20,158                              20,768
12/00                            18,258                              18,861
12/01                            16,018                              16,614
12/02                            12,436                              12,942
12/03                            15,952                              16,660
12/04                            17,620                              18,473
12/05                            18,415                              19,382
12/06                            21,256                              22,442

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                            ONE     FIVE    TEN
                                                            YEAR    YEAR   YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund                                         15.43%   5.82%  7.83%
--------------------------------------------------------------------------------
S&P 500 Index                                              15.79%   6.20%  8.42%
--------------------------------------------------------------------------------
Lipper peer group average*                                 15.38%   5.78%  8.11%
--------------------------------------------------------------------------------
Inception date                                           4/15/85
--------------------------------------------------------------------------------

S&P 500 Index Fund (ending value $21,256)
S&P 500 Index (ending value $22,442)

INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.45%
--------------------------------------------------------------------------------
General Electric Co.**                                                     2.96%
--------------------------------------------------------------------------------
Citigroup, Inc.                                                            2.11%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.99%
--------------------------------------------------------------------------------
Bank of America Corp.                                                      1.85%
--------------------------------------------------------------------------------
Procter & Gamble Co.                                                       1.57%
--------------------------------------------------------------------------------
Johnson & Johnson                                                          1.48%
--------------------------------------------------------------------------------
Pfizer Inc.                                                                1.45%
--------------------------------------------------------------------------------
American International Group, Inc.                                         1.44%
--------------------------------------------------------------------------------
Altria Group, Inc.                                                         1.39%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $496,685 (in thousands)

[PIE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

Financials                                                                21.9%
Information Technology                                                    14.9%
Healthcare                                                                11.8%
Industrials                                                               10.7%
Consumer Discretionary                                                    10.4%
Energy                                                                     9.7%
Consumer Staples                                                           9.1%
Utilities                                                                  3.5%
Telecommunication Services                                                 3.5%
Materials                                                                  2.9%
Short-Term                                                                 1.6%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE FUNDS PEER GROUP CONSISTING OF 52, 44 AND 18 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** GENERAL ELECTRIC CO. IS THE PARENT COMPANY OF GE ASSET MANAGEMENT INCORPORATED, THE FUND'S INVESTMENT ADVISER.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE

PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.3%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.4%

Amazon.Com, Inc.                                     12,100   $    477,466 (a)
Apollo Group, Inc. (Class A)                          5,500        214,335 (a)
Autonation, Inc.                                      5,772        123,059 (a)
Autozone, Inc.                                        1,944        224,649 (a)
Bed Bath & Beyond, Inc.                              10,700        407,670 (a)
Best Buy Company, Inc.                               15,600        767,364
Big Lots, Inc.                                        4,400        100,848 (a)
Black & Decker Corp.                                  2,507        200,485
Brunswick Corp.                                       3,368        107,439
Carnival Corp.                                       17,100        838,755
CBS Corp.                                            29,713        926,451
Centex Corp.                                          4,620        259,967
Circuit City Stores, Inc.                             5,226         99,189
Clear Channel Communications, Inc.                   19,100        678,814
Coach, Inc.                                          13,900        597,144 (a)
Comcast Corp. (Class A)                              80,039      3,388,051 (a)
D.R. Horton, Inc.                                    10,200        270,198
Darden Restaurants, Inc.                              5,329        214,066
Dillard's, Inc. (Class A)                             2,295         80,256
DIRECTV Group, Inc.                                  29,800        743,212 (a)
Dollar General Corp.                                 11,591        186,151
Dow Jones & Company, Inc.                             2,442         92,796
Eastman Kodak Co.                                    10,875        280,575
Family Dollar Stores, Inc.                            6,200        181,846
Federated Department Stores Inc.                     20,630        786,622
Ford Motor Co.                                       72,999        548,222
Fortune Brands, Inc.                                  5,741        490,224
Gannett Company, Inc.                                 9,008        544,624
General Motors Corp.                                 22,047        677,284
Genuine Parts Co.                                     6,396        303,362
Goodyear Tire & Rubber Co.                            6,419        134,735 (a)
H&R Block, Inc.                                      12,208        281,272
Harley-Davidson, Inc.                                10,100        711,747
Harman International Industries Inc.                  2,500        249,775
Harrah's Entertainment, Inc.                          7,035        581,935
Hasbro, Inc.                                          6,396        174,291
Hilton Hotels Corp.                                  14,688        512,611
Home Depot, Inc.                                     78,018      3,133,203
IAC/InterActiveCorp.                                  8,600        319,576 (a)
International Game Technology                        13,200        609,840
Interpublic Group of Companies, Inc.                 16,830        205,999 (a)
J.C. Penney Company, Inc.                             8,587        664,290
Johnson Controls, Inc.                                7,582        651,445
Jones Apparel Group, Inc.                             4,200        140,406
KB Home                                               2,860        146,661
Kohl's Corp.                                         12,700        869,061 (a)
Leggett & Platt, Incorporated                         6,800        162,520

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
Lennar Corp. (Class A)                                5,300   $    278,038
Limited Brands, Inc.                                 12,988        375,873
Liz Claiborne Inc.                                    3,830        166,452
Lowe's Companies, Inc.                               58,656      1,827,134
Marriott International Inc. (Class A)                13,044        622,460
Mattel, Inc.                                         14,151        320,662
McDonald's Corp.                                     46,790      2,074,201
McGraw-Hill Companies Inc.                           13,440        914,189
Meredith Corp.                                        1,498         84,412
New York Times Co. (Class A)                          5,188        126,380
Newell Rubbermaid Inc.                               10,456        302,701
News Corp. (Class A)                                 89,800      1,928,904
Nike Inc. (Class B)                                   7,404        733,218
Nordstrom, Inc.                                       8,984        443,271
Office Depot, Inc.                                   11,000        419,870 (a)
OfficeMax, Inc.                                       3,023        150,092
Omnicom Group, Inc.                                   6,600        689,964
Pulte Homes, Inc.                                     8,188        271,187
RadioShack Corp.                                      4,656         78,128
Sears Holdings Corp.                                  3,219        540,567 (a)
Snap-On Incorporated                                  2,409        114,765
Staples, Inc.                                        28,250        754,275
Starbucks Corp.                                      29,200      1,034,264 (a)
Starwood Hotels & Resorts Worldwide, Inc.             8,400        525,000
Target Corp.                                         32,752      1,868,502
The E.W. Scripps Co. (Class A)                        3,300        164,802
The Gap, Inc.                                        20,918        407,901
The Sherwin-Williams Co.                              4,263        271,042
The Stanley Works                                     3,026        152,178
The Walt Disney Co.                                  79,037      2,708,598
Tiffany & Co.                                         5,600        219,744
Time Warner, Inc.                                   153,814      3,350,069 (d)
TJX Companies, Inc.                                  17,380        495,678
Tribune Co.                                           7,700        237,006
Univision Communications Inc. (Class A)               9,300        329,406 (a)
VF Corp.                                              3,402        279,236
Viacom Inc. (Class B)                                26,513      1,087,828 (a)
Wendy's International, Inc.                           3,331        110,223
Whirlpool Corp.                                       3,043        252,630
Wyndham Worldwide Corp.                               7,449        238,517 (a)
Yum! Brands, Inc.                                    10,222        601,054
                                                                51,910,912

CONSUMER STAPLES -- 9.1%

Altria Group, Inc.                                   80,279      6,889,544
Anheuser-Busch Companies, Inc.                       29,508      1,451,794 (d)
Archer-Daniels-Midland Co.                           25,386        811,337
Avon Products, Inc.                                  17,228        569,213
Brown-Forman Corp. (Class B)                          2,958        195,938
Campbell Soup Co.                                     8,676        337,410
Clorox Co.                                            5,984        383,874
Coca-Cola Enterprises, Inc.                          10,500        214,410
Colgate-Palmolive Co.                                19,972      1,302,973
ConAgra Foods, Inc.                                  19,568        528,336
Constellation Brands, Inc. (Class A)                  8,000        232,160 (a)
Costco Wholesale Corp.                               17,766        939,288

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
CVS Corp.                                            31,212   $    964,763
Dean Foods Co.                                        5,300        224,084 (a)
General Mills, Inc.                                  12,922        744,307
HJ Heinz Co.                                         12,897        580,494
Kellogg Co.                                           9,490        475,069
Kimberly-Clark Corp.                                 17,536      1,191,571
McCormick & Company, Inc.                             4,800        185,088
Molson Coors Brewing Co. (Class B)                    1,665        127,273
Pepsi Bottling Group, Inc.                            5,400        166,914
PepsiCo, Inc.                                        63,074      3,945,279
Procter & Gamble Co.                                121,645      7,818,124
Reynolds American Inc.                                6,600        432,102
Safeway Inc.                                         17,100        590,976
Sara Lee Corp.                                       29,357        499,950
Supervalu Inc.                                        8,213        293,615
Sysco Corp.                                          23,844        876,505
The Coca-Cola Co.                                    77,951      3,761,136 (d)
The Estee Lauder Companies Inc. (Class A)             4,900        200,018
The Hershey Co.                                       6,784        337,843
The Kroger Co.                                       27,530        635,117
Tyson Foods, Inc. (Class A)                          10,300        169,435
UST Inc.                                              6,179        359,618
Walgreen Co.                                         38,500      1,766,765
Wal-Mart Stores, Inc.                                94,424      4,360,500
Whole Foods Market, Inc.                              5,400        253,422
WM Wrigley Jr. Co.                                    8,485        438,844
                                                                45,255,089

ENERGY -- 9.7%

Anadarko Petroleum Corp.                             17,856        777,093
Apache Corp.                                         12,548        834,567
Baker Hughes Incorporated                            12,150        907,119
BJ Services Co.                                      11,800        345,976
Chesapeake Energy Corp.                              16,000        464,800
Chevron Corp.                                        83,569      6,144,829
ConocoPhillips                                       63,088      4,539,182
Consol Energy, Inc.                                   7,000        224,910
Devon Energy Corp.                                   16,992      1,139,823
El Paso Corp.                                        27,282        416,869
EOG Resources, Inc.                                   9,300        580,785
Exxon Mobil Corp.                                   223,824     17,151,633 (d)
Halliburton Co.                                      38,220      1,186,731
Hess Corp.                                           10,470        518,998 (d)
Kinder Morgan, Inc.                                   4,100        433,575
Marathon Oil Corp.                                   13,321      1,232,193
Murphy Oil Corp.                                      6,800        345,780
Nabors Industries Ltd.                               11,100        330,558 (a)
National Oilwell Varco, Inc.                          6,600        403,788 (a)
Noble Corp.                                           5,400        411,210
Occidental Petroleum Corp.                           33,120      1,617,250
Peabody Energy Corp.                                 10,300        416,223
Rowan Companies, Inc.                                 4,477        148,636
Schlumberger Ltd.                                    45,408      2,867,969
Smith International, Inc.                             8,000        328,560
Sunoco, Inc.                                          4,676        291,595
The Williams Companies, Inc.                         22,886        597,782
Transocean Inc.                                      11,266        911,307 (a)

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
Valero Energy Corp.                                  23,300   $  1,192,028
Weatherford International Ltd.                       13,500        564,165 (a)
XTO Energy, Inc.                                     14,133        664,958
                                                                47,990,892

FINANCIALS -- 21.9%

ACE Ltd.                                             12,400        751,068
AFLAC Incorporated                                   19,100        878,600
Allstate Corp.                                       23,976      1,561,077 (d)
AMBAC Financial Group, Inc.                           4,000        356,280
American Express Co.                                 46,022      2,792,155 (d)
American International Group, Inc.                   99,809      7,152,313 (d)
Ameriprise Financial, Inc.                            9,504        517,968
AON Corp.                                            11,936        421,818
Apartment Investment & Management Co.
  (Class A) (REIT)                                    3,700        207,274
Archstone-Smith Trust (REIT)                          8,300        483,143
Bank of America Corp.                               172,221      9,194,879
BB&T Corp.                                           20,800        913,744
Boston Properties, Inc. (REIT)                        4,400        492,272
Capital One Financial Corp.                          15,625      1,200,313
CB Richard Ellis Group, Inc. (Class A)                7,200        239,040 (a)
Charles Schwab Corp.                                 39,111        756,407
Chicago Mercantile Exchange Holdings Inc.             1,327        676,438
Chubb Corp.                                          15,994        846,243
Cincinnati Financial Corp.                            6,492        294,153
CIT Group, Inc.                                       7,800        435,006
Citigroup, Inc.                                     188,476     10,498,113 (d)
Comerica Incorporated                                 6,356        372,970
Commerce Bancorp Inc.                                 7,100        250,417
Compass Bancshares, Inc.                              5,100        304,215
Countrywide Financial Corp.                          23,498        997,490
E*Trade Financial Corp.                              16,300        365,446 (a)
Equity Office Properties Trust (REIT)                13,300        640,661
Equity Residential (REIT)                            11,200        568,400
Federal Home Loan Mortgage Corp.                     26,665      1,810,554
Federal National Mortgage Assoc.                     36,976      2,196,005
Federated Investors Inc. (Class B)                    3,600        121,608
Fifth Third Bancorp                                  21,716        888,836
First Horizon National Corp.                          5,000        208,900
Franklin Resources, Inc.                              6,500        716,105
Genworth Financial, Inc. (Class A)                   17,600        602,096
Goldman Sachs Group, Inc.                            16,400      3,269,340
Hartford Financial Services Group, Inc.              12,204      1,138,755
Huntington Bancshares Incorporated                    8,834        209,807
Janus Capital Group, Inc.                             7,900        170,561
JP Morgan Chase & Co.                               132,976      6,422,741 (d)
Keycorp                                              15,728        598,136
Kimco Realty Corp. (REIT)                             8,200        368,590
Legg Mason, Inc.                                      5,000        475,250
Lehman Brothers Holdings, Inc.                       20,200      1,578,024
Lincoln National Corp.                               10,842        719,909
Loews Corp.                                          17,796        738,000

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
M&T Bank Corp.                                        3,000   $    366,480
Marsh & McLennan Companies, Inc.                     21,408        656,369
Marshall & Ilsley Corp.                               9,800        471,478
MBIA Inc.                                             5,135        375,163
Mellon Financial Corp.                               15,528        654,505
Merrill Lynch & Company, Inc.                        34,034      3,168,565
Metlife, Inc.                                        29,000      1,711,290
MGIC Investment Corp.                                 3,159        197,564
Moody's Corp.                                         9,084        627,341
Morgan Stanley                                       40,496      3,297,589
National City Corp.                                  23,564        861,500
Northern Trust Corp.                                  7,400        449,106
Plum Creek Timber Company, Inc (REIT)                 6,800        270,980
PNC Financial Services Group, Inc.                   11,308        837,244
Principal Financial Group, Inc.                      10,200        598,740
Prologis (REIT)                                       9,500        577,315
Prudential Financial, Inc.                           18,200      1,562,652
Public Storage, Inc. (REIT)                           4,600        448,500
Realogy Corp.                                         8,220        249,230 (a)
Regions Financial Corp.                              28,068      1,049,743
Safeco Corp.                                          3,981        249,012
Simon Property Group, Inc. (REIT)                     8,600        871,094
SLM Corp.                                            15,800        770,566
Sovereign Bancorp, Inc.                              13,850        351,652
State Street Corp.                                   12,900        869,976 (c)
SunTrust Banks, Inc.                                 13,429      1,134,079
Synovus Financial Corp.                              12,550        386,916
T Rowe Price Group, Inc.                             10,100        442,077
The Bank of New York Company, Inc.                   29,210      1,149,998 (d)
The Bear Stearns Companies Inc.                       4,469        727,464
The Progressive Corp.                                30,200        731,444
The St. Paul Travelers Companies, Inc.               26,699      1,433,469
Torchmark Corp.                                       3,800        242,288
UnumProvident Corp.                                  12,789        265,755
US Bancorp                                           67,899      2,457,265
Vornado Realty Trust (REIT)                           4,700        571,050
Wachovia Corp.                                       73,488      4,185,142
Washington Mutual Inc.                               35,981      1,636,776
Wells Fargo & Co.                                   130,036      4,624,080
XL Capital Ltd.                                       6,900        496,938
Zions Bancorporation                                  4,100        338,004
                                                               108,767,519

HEALTHCARE -- 11.8%

Abbott Laboratories                                  58,596      2,854,211 (d)
Aetna, Inc.                                          20,108        868,263
Allergan, Inc.                                        5,852        700,718
AmerisourceBergen Corp.                               7,542        339,088
Amgen, Inc.                                          44,848      3,063,567 (a,d)
Applera Corp - Applied Biosystems Group               6,800        249,492
Barr Pharmaceuticals, Inc.                            3,900        195,468 (a)
Bausch & Lomb Inc.                                    2,228        115,990
Baxter International, Inc.                           24,848      1,152,699

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
Becton Dickinson & Co.                                9,370   $    657,305
Biogen Idec, Inc.                                    13,200        649,308 (a)
Biomet, Inc.                                          9,515        392,684
Boston Scientific Corp.                              45,278        777,876 (a)
Bristol-Myers Squibb Co.                             75,008      1,974,211 (d)
C.R. Bard, Inc.                                       4,002        332,046
Cardinal Health, Inc.                                15,401        992,286
Caremark Rx, Inc.                                    16,170        923,469
Celgene Corp.                                        14,300        822,679 (a)
Cigna Corp.                                           3,963        521,412
Coventry Healthcare, Inc.                             6,300        315,315 (a)
Eli Lilly & Co.                                      37,516      1,954,584
Express Scripts, Inc.                                 5,200        372,320 (a)
Forest Laboratories, Inc.                            12,100        612,260 (a)
Genzyme Corp.                                         9,900        609,642 (a)
Gilead Sciences, Inc.                                17,600      1,142,768 (a)
Health Management Associates Inc. (Class A)           9,300        196,323
Hospira, Inc.                                         6,239        209,506 (a)
Humana Inc.                                           6,227        344,415 (a)
IMS Health Inc.                                       7,757        213,162
Johnson & Johnson                                   111,093      7,334,360
King Pharmaceuticals, Inc.                            8,833        140,621 (a)
Laboratory Corp of America Holdings                   4,800        352,656 (a)
Manor Care, Inc.                                      3,037        142,496
McKesson Corp.                                       11,461        581,073
Medco Health Solutions, Inc.                         11,183        597,620 (a)
Medimmune, Inc.                                       9,000        291,330 (a)
Medtronic Inc.                                       43,932      2,350,801
Merck & Company, Inc.                                83,250      3,629,700
Millipore Corp.                                       1,945        129,537 (a)
Mylan Laboratories Inc.                               8,600        171,656
Patterson Companies, Inc.                             5,400        191,754 (a)
PerkinElmer, Inc.                                     4,410         98,034
Pfizer Inc.                                         277,777      7,194,424
Quest Diagnostics Inc.                                6,400        339,200
Schering-Plough Corp.                                57,158      1,351,215 (d)
St. Jude Medical, Inc.                               13,592        496,924 (a)
Stryker Corp.                                        11,300        622,743
Tenet Healthcare Corp.                               19,295        134,486 (a)
Thermo Electron Corp.                                15,528        703,263 (a)
UnitedHealth Group, Inc.                             51,776      2,781,924
Waters Corp.                                          4,100        200,777 (a)
Watson Pharmaceuticals, Inc.                          3,600         93,708 (a)
WellPoint, Inc.                                      23,600      1,857,084 (a)
Wyeth                                                51,754      2,635,314 (d)
Zimmer Holdings, Inc.                                 9,200        721,096 (a)
                                                                58,696,863

INDUSTRIALS -- 10.7%

Allied Waste Industries, Inc.                         9,000        110,610 (a)
American Power Conversion Corp.                       6,200        189,658
American Standard Companies, Inc.                     6,600        302,610
Avery Dennison Corp.                                  3,555        241,491
Boeing Co.                                           30,616      2,719,925 (d)

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                   13,849   $  1,022,195
Caterpillar, Inc.                                    25,332      1,553,612
Cintas Corp.                                          5,000        198,550
Cooper Industries Ltd.                                3,471        313,883
CSX Corp.                                            16,876        581,041
Cummins, Inc.                                         1,989        235,060
Danaher Corp.                                         9,000        651,960
Deere & Co.                                           8,820        838,517
Dover Corp.                                           7,858        385,199
Eaton Corp.                                           5,700        428,298
Emerson Electric Co.                                 31,348      1,382,133
Equifax, Inc.                                         5,000        203,000
FedEx Corp.                                          11,860      1,288,233
Fluor Corp.                                           3,352        273,691
General Dynamics Corp.                               15,564      1,157,183
General Electric Co.                                395,495     14,716,369 (f)
Goodrich Corp.                                        4,601        209,576
Honeywell International Inc.                         31,416      1,421,260
Illinois Tool Works Inc.                             16,194        748,001
Ingersoll-Rand Company Ltd. (Class A)                11,498        449,917
ITT Corp.                                             7,326        416,263
L-3 Communications Holdings, Inc.                     4,700        384,366
Lockheed Martin Corp.                                13,752      1,266,147
Masco Corp.                                          15,390        459,699
Monster Worldwide, Inc.                               4,800        223,872 (a)
Norfolk Southern Corp.                               15,001        754,400
Northrop Grumman Corp.                               13,122        888,359
Paccar Inc.                                           9,715        630,504
Pall Corp.                                            4,978        171,990
Parker Hannifin Corp.                                 4,715        362,489
Pitney Bowes Inc.                                     8,532        394,093
Raytheon Co.                                         17,124        904,147
Robert Half International Inc.                        6,500        241,280
Rockwell Automation, Inc.                             6,368        388,957
Rockwell Collins, Inc.                                6,668        422,018
RR Donnelley & Sons Co.                               8,652        307,492
Ryder System, Inc.                                    2,431        124,127
Southwest Airlines Co.                               30,049        460,351
Terex Corp.                                           3,900        251,862 (a)
Textron Inc.                                          4,868        456,472
3M Co.                                               28,380      2,211,653
Tyco International Ltd.                              76,939      2,338,946
Union Pacific Corp.                                  10,254        943,573
United Parcel Service Inc. (Class B)                 41,100      3,081,678
United Technologies Corp.                            38,772      2,424,025
W.W. Grainger, Inc.                                   2,782        194,573
Waste Management, Inc.                               20,712        761,580
                                                                53,086,888

INFORMATION TECHNOLOGY -- 14.9%

ADC Telecommunications, Inc.                          5,057         73,478 (a)
Adobe Systems Incorporated                           22,284        916,318 (a,d)
Advanced Micro Devices, Inc.                         21,174        430,891 (a,d)
Affiliated Computer Services, Inc. (Class A)          4,500        219,780 (a)

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
Agilent Technologies, Inc.                           16,085   $    560,562 (a)
Altera Corp.                                         13,500        265,680 (a)
Analog Devices, Inc.                                 13,800        453,606
Apple Computer, Inc.                                 32,740      2,777,662 (a)
Applied Materials, Inc.                              52,900        976,005 (d)
Autodesk, Inc.                                        9,148        370,128 (a)
Automatic Data Processing, Inc.                      21,118      1,040,062
Avaya, Inc.                                          16,801        234,878 (a)
BMC Software, Inc.                                    7,600        244,720 (a)
Broadcom Corp. (Class A)                             17,950        579,965 (a)
CA, Inc.                                             15,800        357,870
Ciena Corp.                                           3,242         89,836 (a)
Cisco Systems, Inc.                                 232,704      6,359,800 (a,d)
Citrix Systems, Inc.                                  6,800        183,940 (a)
Cognizant Technology Solutions Corp.
  (Class A)                                           5,400        416,664 (a)
Computer Sciences Corp.                               6,682        356,618 (a)
Compuware Corp.                                      13,700        114,121 (a)
Comverse Technology, Inc.                             7,300        154,103 (a)
Convergys Corp.                                       5,000        118,900 (a)
Corning Incorporated                                 59,839      1,119,588 (a)
Dell, Inc.                                           87,348      2,191,561 (a,d)
eBay, Inc.                                           45,100      1,356,157 (a)
Electronic Arts, Inc.                                11,900        599,284 (a)
Electronic Data Systems Corp.                        20,000        551,000
EMC Corp.                                            83,614      1,103,705 (a)
Fidelity National Information Services,
  Inc.                                                6,300        252,567
First Data Corp.                                     29,760        759,475
Fiserv, Inc.                                          6,650        348,593 (a)
Google, Inc. (Class A)                                8,258      3,802,644 (a)
Hewlett-Packard Co.                                 105,165      4,331,746
Intel Corp.                                         221,408      4,483,512
International Business Machines Corp.                58,030      5,637,615
Intuit Inc.                                          13,100        399,681 (a)
Jabil Circuit, Inc.                                   7,100        174,305
JDS Uniphase Corp.                                    8,750        145,775 (a)
Juniper Networks, Inc.                               22,000        416,680 (a)
Kla-Tencor Corp.                                      7,600        378,100
Lexmark International Inc. (Class A)                  4,000        292,800 (a)
Linear Technology Corp.                              11,600        351,712
LSI Logic Corp.                                      15,992        143,928 (a)
Maxim Integrated Products, Inc.                      12,700        388,874
Micron Technology, Inc.                              28,954        404,198 (a)
Microsoft Corp.                                     331,700      9,904,562 (d)
Molex, Inc.                                           5,150        162,895
Motorola, Inc.                                       92,250      1,896,660
National Semiconductor Corp.                         11,466        260,278
NCR Corp.                                             7,200        307,872 (a)
Network Appliance, Inc.                              14,300        561,704 (a)
Novell, Inc.                                         12,866         79,769 (a)
Novellus Systems, Inc.                                5,100        175,542 (a)
Nvidia Corp.                                         13,700        507,037 (a)
Oracle Corp.                                        154,652      2,650,735 (a)
Paychex, Inc.                                        13,125        518,963
PMC - Sierra, Inc.                                    7,100         47,641 (a)
QLogic Corp.                                          5,700        124,944 (a)

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                       63,100   $  2,384,549
Sabre Holdings Corp. (Class A)                        4,708        150,138
SanDisk Corp.                                         8,700        374,361 (a)
Sanmina-SCI Corp.                                    20,300         70,035 (a)
Solectron Corp.                                      37,700        121,394 (a)
Sun Microsystems, Inc.                              135,360        733,651 (a)
Symantec Corp.                                       35,545        741,113 (a)
Symbol Technologies, Inc.                            10,250        153,135
Tektronix, Inc.                                       3,476        101,395
Tellabs, Inc.                                        16,852        172,902 (a)
Teradyne, Inc.                                        8,000        119,680 (a)
Texas Instruments Incorporated                       57,136      1,645,517
Unisys Corp.                                         13,509        105,911 (a)
VeriSign Inc.                                         9,200        221,260 (a)
Western Union Co.                                    29,760        667,219
Xerox Corp.                                          37,190        630,371 (a)
Xilinx, Inc.                                         13,500        321,435
Yahoo! Inc.                                          46,500      1,187,610 (a)
                                                                74,029,365

MATERIALS -- 2.9%

Air Products & Chemicals, Inc.                        8,632        606,657 (d)
Alcoa, Inc.                                          32,940        988,529 (d)
Allegheny Technologies Incorporated                   3,751        340,141
Ashland, Inc.                                         2,007        138,844
Ball Corp.                                            3,816        166,378
Bemis Co.                                             4,162        141,425
Dow Chemical Co.                                     36,894      1,473,546
E.I. du Pont de Nemours and Co.                      35,613      1,734,709
Eastman Chemical Co.                                  3,059        181,429
Ecolab Inc.                                           6,752        305,190
Freeport-McMoRan Copper & Gold Inc.
  (Class B)                                           7,384        411,510
Hercules Incorporated                                 4,228         81,643 (a)
International Flavors & Fragrances Inc.               3,147        154,707
International Paper Co.                              17,175        585,667
MeadWestvaco Corp.                                    6,800        204,408
Monsanto Co.                                         20,716      1,088,211
Newmont Mining Corp.                                 17,428        786,874
Nucor Corp.                                          11,736        641,490
Pactiv Corp.                                          5,548        198,008 (a)
Phelps Dodge Corp.                                    7,820        936,210
PPG Industries, Inc.                                  6,337        406,899
Praxair, Inc.                                        12,370        733,912
Rohm & Haas Co.                                       5,414        276,764
Sealed Air Corp.                                      3,057        198,460
Sigma-Aldrich Corp.                                   2,691        209,145
Temple-Inland Inc.                                    3,952        181,911
United States Steel Corp.                             4,565        333,884
Vulcan Materials Co.                                  3,700        332,519
Weyerhaeuser Co.                                      8,860        625,959
                                                                14,465,029

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.4%

Alltel Corp.                                         14,094   $    852,405
AT&T, Inc.                                          148,029      5,292,037
BellSouth Corp.                                      69,398      3,269,340 (d)
CenturyTel, Inc.                                      4,750        207,385
Citizens Communications Co.                          12,200        175,314
Embarq Corp.                                          5,770        303,271
Qwest Communications
  International Inc.                                 62,548        523,527 (a)
Sprint Nextel Corp. (Series 1)                      111,500      2,106,235
Verizon Communications Inc.                         112,486      4,188,979
Windstream Corp.                                     16,743        238,085
                                                                17,156,578

UTILITIES -- 3.5%

Allegheny Energy, Inc.                                6,600        303,006 (a)
Ameren Corp.                                          8,042        432,097
American Electric Power Company, Inc.                15,325        652,538 (d)
Centerpoint Energy, Inc.                             11,818        195,942
CMS Energy Corp.                                      8,600        143,620 (a)
Consolidated Edison, Inc.                             9,607        461,808
Constellation Energy Group, Inc.                      7,003        482,297
Dominion Resources, Inc.                             13,618      1,141,733
DTE Energy Co.                                        6,666        322,701
Duke Energy Corp.                                    48,354      1,605,836
Dynegy Inc. (Class A)                                15,500        112,220 (a)
Edison International                                 12,342        561,314
Entergy Corp.                                         7,847        724,435
Exelon Corp.                                         25,726      1,592,182
FirstEnergy Corp.                                    12,520        754,956
FPL Group, Inc.                                      15,562        846,884
KeySpan Corp.                                         6,500        267,670
Nicor Inc.                                            1,543         72,212
NiSource Inc.                                        10,415        251,002
Peoples Energy Corp.                                  1,221         54,420
PG&E Corp.                                           13,554        641,511
Pinnacle West Capital Corp.                           4,000        202,760
PPL Corp.                                            14,544        521,257
Progress Energy, Inc.                                 9,756        478,824
Public Service Enterprise
Group, Inc.                                           9,559        634,526
Questar Corp.                                         3,300        274,065
Sempra Energy                                        10,075        564,603
TECO Energy, Inc.                                     8,600        148,178
The AES Corp.                                        25,200        555,408 (a)
The Southern Co.                                     28,158      1,037,904
TXU Corp.                                            17,772        963,420
Xcel Energy Inc.                                     15,780        363,887
                                                                17,365,216

TOTAL INVESTMENTS IN SECURITIES
  (COST $424,497,479)                                          488,724,351

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 1.3%

GEI Short Term Investment Fund
  5.56%                                           6,473,924   $  6,473,924 (b,e)
Money Market Obligations Trust
  5.20%                                                 437            437 (g)

                                                  PRINCIPAL
                                                     AMOUNT
--------------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.3%
U.S. Treasury Bill
  4.84% 03/08/07                                 $1,500,000      1,486,690

TOTAL SHORT-TERM INVESTMENTS
  (COST $7,961,051)                                              7,961,051

TOTAL INVESTMENTS
  (COST $432,458,530)                                          496,685,402

OTHER ASSETS AND LIABLITES,
  NET -- 0.1%                                                      419,575
                                                              ------------

NET ASSETS -- 100.0%                                          $497,104,977
                                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI S&P 500 Index had the following long futures contracts open at December 31, 2006:

                                            NUMBER      CURRENT
                             EXPIRATION       OF       NOTIONAL    UNREALIZED
DESCRIPTION                     DATE      CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P Mini 500
   Index Futures             March 2007      133      $9,498,860    $(3,059)

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(f) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

(g)   Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

REIT  Real Estate Investment Trust

TBA   To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

S&P 500 INDEX FUND

                                                            12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                    --          --          --          --     4/15/85
Net asset value, beginning of period                       $   22.94   $   22.30   $   20.51   $   16.18   $   21.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.42        0.36        0.36        0.24        0.24
   Net realized and unrealized
     gains/(losses) on investments                              3.12        0.65        1.79        4.33       (4.98)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS                  3.54        1.01        2.15        4.57       (4.74)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                        0.42        0.37        0.36        0.24        0.24
   Net realized gains                                             --          --          --          --        0.03
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             0.42        0.37        0.36        0.24        0.27
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $   26.06   $   22.94   $   22.30   $   20.51   $   16.18
======================================================================================================================
TOTAL RETURN (a)                                               15.43%       4.51%      10.46%      28.27%     (22.37)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                $ 497,105   $ 531,015   $ 601,008   $ 597,185   $ 449,173
   Ratios to average net assets:
     Net investment income                                      1.58%       1.47%       1.62%       1.41%       1.20%
     Expenses                                                   0.40%       0.40%       0.40%       0.37%       0.40%
   Portfolio turnover rate                                         4%          4%          5%          5%         11%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

Statement of Assets                                                                       S&P 500
and Liabilities DECEMBER 31, 2006                                                        INDEX FUND
-----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $408,563,929)                            $ 474,007,982
   Investments in affiliated securities, at market (cost $15,933,550)                     14,716,369
   Short-term Investments (at amortized cost)                                              1,487,127
   Short-term affiliated investments (at amortized cost)                                   6,473,924
   Receivable for investments sold                                                            75,762
   Income receivables                                                                        702,093
   Receivable for fund shares sold                                                             1,437
-----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                        497,464,694
-----------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for fund shares redeemed                                                          159,477
   Payable to GEAM                                                                           164,330
   Variation margin payable                                                                   35,910
-----------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                       359,717
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 497,104,977
=====================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                                                       442,064,945
   Undistributed (distribution in excess of) net investment income                             8,613
   Accumulated net realized gain (loss)                                                   (9,192,394)
   Net unrealized appreciation/(depreciation) on:
     Investments                                                                          64,226,872
     Futures                                                                                  (3,059)
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 497,104,977
=====================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                         19,077,237
Net asset value per share                                                              $       26.06

See Notes to Financial Statements.

Statement of Operations                                                                                 S&P 500
FOR THE YEAR ENDED DECEMBER 31, 2006                                                                   INDEX FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend                                                                                        $   9,174,683
     Dividend from affliated investments                                                                   443,110
     Interest                                                                                               68,998
     Interest from affliated investments                                                                   265,068
-------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                                          9,951,859
-------------------------------------------------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees                                                                    1,780,687
     Transfer agent fees                                                                                        40
     Trustee's fees                                                                                         17,659
     Custody and accounting expenses                                                                        49,880
     Professional fees                                                                                      44,477
     Registration expenses                                                                                  71,658
     Other expenses                                                                                         41,906
-------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                                        2,006,307
-------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                                          7,945,552
===================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

     REALIZED GAIN (LOSS) ON:
       Investments                                                                                         (40,058)
       Futures                                                                                             750,966

     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments                                                                                      63,220,952
       Futures                                                                                              78,923
-------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                                             64,010,783
-------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $  71,956,335
===================================================================================================================

See Notes to Financial Statements.

Statements of                                                                                      S&P 500
Changes in Net Assets                                                                            INDEX FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED      YEAR ENDED
                                                                                        DECEMBER 31,    DECEMBER 31,
                                                                                            2006            2005
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)                                                     $   7,945,552   $   8,198,211
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps                                               710,908       1,726,089
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation             63,299,875      13,384,710
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                              71,956,335      23,309,010
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                (7,912,831)     (8,404,383)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                    (7,912,831)     (8,404,383)
---------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                    64,043,504      14,904,627
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                          5,786,380      12,229,014
     Value of distributions reinvested                                                     7,912,831       8,404,349
     Cost of shares redeemed                                                            (111,652,724)   (105,531,086)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions                                     (97,953,513)    (84,897,723)
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (33,910,009)    (69,993,096)

NET ASSETS
   Beginning of period                                                                   531,014,986     601,008,082
---------------------------------------------------------------------------------------------------------------------
   End of period                                                                       $ 497,104,977   $ 531,014,986
=====================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD         $       8,613   $          --
---------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
     Shares sold                                                                             241,604         551,685
     Issued for distributions reinvested                                                     302,363         363,510
     Shares redeemed                                                                      (4,614,589)     (4,723,549)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                    (4,070,622)     (3,808,354)
=====================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                                     Net Tax
          Cost of            Gross Tax         Gross Tax          Appreciation
      Investments for        Unrealized        Unrealized        (Depreciation)
       Tax Purposes         Appreciation      Depreciation       on Investments
-------------------------------------------------------------------------------
        $438,267,241        $127,677,112      $(69,258,951)       $58,418,161

   Net Tax Appreciation/   Undistributed      Undistributed          Post
     (Depreciation) on        Income/       Long-Term Gains/        October
   Derivatives, Currency    (Accumulated      (Accumulated          Losses
   and Other Net Assets    Ordinary Loss)     Capital Loss)   (see Detail Below)
--------------------------------------------------------------------------------
           $ --                $8,613         $(3,373,386)        $(13,356)

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

As of December 31, 2006, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

   Amount          Expires
----------------------------
 $2,515,583       12/31/10
    857,803       12/31/11

During the year ended December 31, 2006, the Fund utilized approximately $122,615 of capital loss carryovers. Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2006 as follows:

 Capital        Currency
-------------------------
 $(13,356)        $ --

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

 Ordinary        Long-Term
  Income       Capital Gains      Total
-------------------------------------------
 $7,912,831         $ --        $7,912,831

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund.

The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

 Undistributed
 (Distribution
 in Excess of)
 Net Investment       Accumulated         Paid in
     Income        Net Realized Gain      Capital
--------------------------------------------------
   $(24,108)            $54,148          $(30,040)

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

3.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .35%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $9,074 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

4.    SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

  Purchases        Sales
----------------------------
 $22,146,218    $121,319,636

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the S&P 500 Index Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. Also in advance of the meetings, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the Fund's investment advisory and sub-advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

In connection with their consideration of the services provided by the sub-adviser, the Board members focused on the sub-adviser's favorable attributes, including its substantial experience managing funds of this type, its investment philosophy and discipline, its high caliber investment and trading personnel, its systems and other resources, and its favorable history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel and the investment strategy employed with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM and the sub-adviser may derive from their relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 47

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 45

POSITION(S) HELD WITH FUND Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 41

POSITION(S) HELD WITH FUND Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 59

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 70

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY

Matthew J. Simpson

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Premier Growth Equity Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO]

GE Investments Funds, Inc.

Premier Growth Equity Fund                                              Contents
--------------------------------------------------------------------------------
NOTES TO PERFORMANCE                                                          1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                    2

NOTES TO SCHEDULE OF INVESTMENTS                                              7

FINANCIAL STATEMENTS

   Financial Highlights                                                       8

   Statement of Assets and Liabilities                                        9

   Statement of Operations                                                   10

   Statements of Changes in Net Assets                                       11

   Notes to Financial Statements                                             12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      17

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                18

ADDITIONAL INFORMATION                                                       21

INVESTMENT TEAM                                                              24

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

DAVID B. CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. CARLSON IS PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987, A SENIOR VICE PRESIDENT IN 1989 AND A DIRECTOR AND EXECUTIVE VICE PRESIDENT IN 2003.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Premier Growth Equity Fund returned 9.07%. The S&P 500 Index, the Fund's benchmark, returned 15.79% and the Fund's Lipper peer group of 194 Large-Cap Growth funds returned an average of 6.30% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets had a strong year driven in part by mid-teens growth in earnings and dividends. However, the growth style of investing continued to lag -- the Russell 1000 Growth gained just +9.1% versus a gain of +22.3% for the Russell 1000 Value. 2006 marked the fourth consecutive year of positive equity returns, establishing the second-longest running bull market since 1928. However, this bull's average annual return of +17% versus an average of +38% for the past 20 bull markets ranked it dead last in terms of magnitude.

      During the year, telecommunications services (+36.8%), energy (+24.2%) and utilities (+21.0%) led broad market returns, while technology (+8.3%) and health care (+7.5%) trailed the S&P 500 by the widest margins. Given the sector leadership, it was not surprising that growth once again struggled against value.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. As a growth oriented portfolio with 34 stocks, the performance of the individual holdings were the primary driver of Fund performance. The Fund had no holdings in the telecom and utilities sectors, due to the slow growth nature of these industries. The Fund had two energy stocks in the oil service industry, and the Fund's holding of Schlumberger was a positive contributor with a gain of 31% for the year.

      The Fund's technology performance was aided by strong returns from Cisco, Intuit and Western Union. However, Yahoo! and Ebay declined due to investors concern over potential competition from Google, although we continue to believe that there is more than enough growth to go around in the Internet search, advertising and global ecommerce. In addition, semiconductor companies Analog Devices and Linear Technology declined as the near-term demand for the companies' products became clouded.

      The majority of underperformance in healthcare was due to declines in four holdings: UnitedHealth, Amgen, Lincare and Medtronic. However, we continue to believe in the long-term potential of each of these four healthcare companies.

[PHOTO OMITTED]

PICTURED FROM BOTTOM LEFT TO RIGHT:
DAVID B. CARLSON

--------------------------------------------------------------------------------
                                                                           [Q&A]

      Within the financial sector, the Fund experienced strong performance from CB Richard Ellis, State Street and Fannie Mae. However, weakness came from student lender Sallie Mae (discounting possible rate reductions from a Democratic Congress) and insurer AFLAC (still turning around its Japanese operation).

      Sectors that contributed positively to Fund performance during the period included materials, industrials and consumer discretionary. Monsanto, the Fund's sole holding in the materials sector, continued to exceed earnings guidance as the company experienced very strong demand for its genetically modified seed traits. Within industrials, a strong return from the Fund's sole holding, Dover, helped the most. Within consumer discretionary, significant advances among our media holdings contributed most to Fund performance. The concerns regarding pricing power that plagued the media industry in 2005 subsided in 2006, allowing cable companies like Comcast to bounce back as their voice business ramped up in the past year. Notable strength in Liberty Global and Liberty Media/Capital also contributed significantly to the Fund's return in the media space.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes to the Fund's portfolio during the year, and the portfolio turnover was relatively low. In the last twelve months, we eliminated positions in Vodafone, Pfizer, Dell, Intel and Baker Hughes, with the position in Baker Hughes swapped into Transocean. The Fund also added a new position in leading commercial real estate operator CB Richard Ellis Group.

      The philosophy of the Premier Growth Equity Fund remains the same. The Fund will continue to own a concentrated list of high quality growth stocks that we believe will grow earnings at a rate well above the overall market. We believe this superior growth in earnings will drive superior price performance over the long term. We believe we are well positioned for the market environment ahead of us.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006

--------------------------------------------------------------------------------------------------
                                                 ACCOUNT VALUE AT  ACCOUNT VALUE       EXPENSES
                                                 THE BEGINNING OF  AT THE END OF     PAID DURING
                                                  THE PERIOD ($)   THE PERIOD ($)  THE PERIOD ($)*
--------------------------------------------------------------------------------------------------
Actual Fund Return**                                 1,000.00         1,103.97           3.77
--------------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)         1,000.00         1,021.37           3.65
--------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.72% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      10.40%.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                    Premier Growth Equity Fund              S&P 500 Index
12/12/97                      10,000                           10,000
12/98                         14,125                           13,087
12/99                         19,247                           15,844
12/00                         18,241                           14,389
12/01                         16,574                           12,675
12/02                         13,091                            9,873
12/03                         16,876                           12,710
12/04                         18,062                           14,093
12/05                         18,296                           14,786
12/06                         19,955                           17,121

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                 ONE     FIVE        SINCE
                                                YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund                      9.07%    3.78%        7.93%
--------------------------------------------------------------------------------
S&P 500 Index                                  15.79%    6.20%        6.10%
--------------------------------------------------------------------------------
Lipper peer group average*                      6.30%    2.70%         N/A
--------------------------------------------------------------------------------
Inception date                               12/12/97
--------------------------------------------------------------------------------

Premier Growth Equity Fund (ending value $19,955)
S&P 500 Index (ending value $17,121)

INVESTMENT PROFILE
A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------
State Street Corp.                                                      4.04%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                     3.92%
--------------------------------------------------------------------------------
Dover Corp.                                                             3.62%
--------------------------------------------------------------------------------
SLM Corp.                                                               3.58%
--------------------------------------------------------------------------------
Medtronic Inc.                                                          3.56%
--------------------------------------------------------------------------------
Monsanto Co.                                                            3.50%
--------------------------------------------------------------------------------
Amgen, Inc.                                                             3.46%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                3.43%
--------------------------------------------------------------------------------
Molex, Inc. (Class A)                                                   3.34%
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                                 3.32%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $117,828 (in thousands)

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Information Technology                 27.9%
Consumer Discretionary                 19.4%
Healthcare                             17.8%
Financials                             14.0%
Short-Term                              8.3%
Energy                                  5.5%
Industrials                             3.6%
Materials                               3.5%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE LARGE-CAP GROWTH FUNDS PEER GROUP CONSISTING OF 194 AND 131 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.7%

Bed Bath & Beyond, Inc.                             102,757   $  3,915,042 (a)
Carnival Corp.                                       75,715      3,713,821 (e)
Comcast Corp. (Class A)                              93,292      3,907,069 (a,e)
Home Depot, Inc.                                     68,955      2,769,233 (d)
Liberty Global, Inc. (Series C)                     127,094      3,558,632 (a,e)
Liberty Media Holding Corp -
   Capital (Series A)                                23,256      2,278,623 (a)
Liberty Media Holding Corp -
   Interactive (Series A)                           124,390      2,683,092 (a)
                                                                22,825,512

Energy -- 5.8%

Schlumberger Ltd.                                    58,139      3,672,059
Transocean Inc.                                      34,342      2,777,924 (a)
                                                                 6,449,983

FINANCIALS -- 14.9%

AFLAC Incorporated                                   75,716      3,482,936
CB Richard Ellis Group, Inc.
   (Class A)                                         62,735      2,082,802 (a)
Federal National Mortgage Assoc.                     32,450      1,927,205
SLM Corp.                                            86,532      4,220,166
State Street Corp.                                   70,578      4,759,780 (c)
                                                                16,472,889

HEALTHCARE -- 19.0%

Amgen, Inc.                                          59,762      4,082,342 (a)
Johnson & Johnson                                    29,745      1,963,765
Lincare Holdings Inc.                                71,659      2,854,894 (a)
Medtronic Inc.                                       78,420      4,196,254
UnitedHealth Group, Inc.                             75,175      4,039,153
Zimmer Holdings, Inc.                                49,756      3,899,875 (a)
                                                                21,036,283

INDUSTRIALS -- 3.9%

Dover Corp.                                          87,073      4,268,318

INFORMATION TECHNOLOGY -- 29.8%

Analog Devices, Inc.                                 54,894      1,804,366
Cisco Systems, Inc.                                 169,008      4,618,989 (a)
eBay, Inc.                                           78,690      2,366,208 (a)
First Data Corp.                                     35,155        897,156 (d)
Intuit Inc.                                          91,939      2,805,059 (a,d)
Linear Technology Corp.                              50,297      1,525,005 (e)
Microsoft Corp.                                     109,517      3,270,178

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
Molex, Inc. (Class A)                               141,967   $  3,932,486 (d)
Paychex, Inc.                                        80,177      3,170,199
QUALCOMM, Inc.                                       60,842      2,299,219
Western Union Co.                                   127,094      2,849,447
Yahoo! Inc.                                         131,150      3,349,571 (a)
                                                                32,887,883

MATERIALS -- 3.7%

Monsanto Co.                                         78,420      4,119,403

TOTAL INVESTMENTS IN SECURITIES
   (COST 90,815,670)                                           108,060,271

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.8%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 2.8%

GEI Short Term Investment Fund
   5.56%                                          3,144,831      3,144,831 (b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 6.0%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                          6,622,432      6,622,432 (b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $9,767,263)                                             9,767,263

TOTAL INVESTMENTS
   (COST $100,582,933)                                         117,827,534

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (6.6)%                                                (7,289,356)
                                                              ------------
NET ASSETS -- 100.0%                                          $110,538,178
                                                              ============

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)   All or a portion of the security is out on loan.

(f) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

TBA   To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND

                                                      12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --          --          --          --    12/12/97
Net asset value, beginning of period                 $   75.65   $   74.95   $   70.46   $   54.74   $   69.34
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.35        0.24        0.47        0.11        0.03
   Net realized and unrealized
     gains/(losses) on investments                        6.51        0.73        4.48       15.72      (14.60)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS            6.86        0.97        4.95       15.83      (14.57)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.34        0.27        0.46        0.11        0.03
   Net realized gains                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       0.34        0.27        0.46        0.11        0.03
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   82.17   $   75.65   $   74.95   $   70.46   $   54.74
================================================================================================================
TOTAL RETURN (a)                                          9.07%       1.29%       7.03%      28.91%     (21.02)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $ 110,538   $ 126,682   $ 137,801   $ 143,202   $  87,569
   Ratios to average net assets:
     Net investment income                                0.41%       0.30%       0.62%       0.20%       0.05%
     Expenses                                             0.71%       0.71%       0.71%       0.70%       0.67%
   Portfolio turnover rate                                  27%         34%         22%         24%         25%

NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

                                                                                          PREMIER
Statement of Assets                                                                        GROWTH
and Liabilities DECEMBER 31, 2006                                                       EQUITY FUND
-----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $90,815,670)                            $ 108,060,271
   Short-term Investments (at amortized cost)                                              6,622,432
   Short-term affiliated investments (at amortized cost)                                   3,144,831
   Income receivables                                                                         56,464
   Receivable for fund shares sold                                                            20,926
-----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                        117,904,924
-----------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                                                6,622,431
   Payable for fund shares redeemed                                                          674,794
   Payable to GEAM                                                                            69,521
-----------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                     7,366,746
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 110,538,178
=====================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                                        95,621,969
   Undistributed (distribution in excess of) net investment income                            17,964
   Accumulated net realized gain (loss)                                                   (2,346,393)
   Net unrealized appreciation/(depreciation) on:
     Investments                                                                          17,244,601
     Futures                                                                                      37
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 110,538,178
=====================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                          1,345,176
Net asset value per share                                                              $       82.17

*     Includes $6,421,255 of securities on loan.

See Notes to Financial Statements.

                                                                                          PREMIER
Statement of Operations                                                                    GROWTH
FOR THE YEAR ENDED DECEMBER 31, 2006                                                    EQUITY FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend                                                                          $   1,154,682
     Interest*                                                                                 3,745
     Interest from affliated investments                                                     147,593
-----------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                            1,306,020
-----------------------------------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees                                                        759,180
     Transfer agent fees                                                                          98
     Trustee's fees                                                                            3,970
     Custody and accounting expenses                                                          32,034
     Professional fees                                                                        20,511
     Registration expenses                                                                     2,279
     Other expenses                                                                            9,523
-----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                            827,595
-----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                              478,425
=====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

     REALIZED GAIN (LOSS) ON:
       Investments                                                                         6,515,026
       Futures                                                                              (133,692)
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments                                                                         2,919,149
       Futures                                                                               (31,796)
-----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                                9,268,687
-----------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $   9,747,112
=====================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $3,298.

See Notes to Financial Statements.

                                                                                                     PREMIER
Statements of                                                                                         GROWTH
Changes in Net Assets                                                                               EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED      YEAR ENDED
                                                                                           DECEMBER 31,    DECEMBER 31,
                                                                                               2006            2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)                                                        $     478,425   $     394,754
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps                                                6,381,334       6,078,101
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation                 2,887,353      (4,777,882)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                  9,747,112       1,694,973
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                     (460,461)       (454,489)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                         (460,461)       (454,489)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                        9,286,651       1,240,484
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                             2,711,181      15,512,338
     Value of distributions reinvested                                                          460,457         454,492
     Cost of shares redeemed                                                                (28,602,300)    (28,325,838)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions                                        (25,430,662)    (12,359,008)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  (16,144,011)    (11,118,524)

NET ASSETS
   Beginning of period                                                                      126,682,189     137,800,713
------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $ 110,538,178   $ 126,682,189
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $      17,964   $          --
------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
     Shares sold                                                                                 34,867         214,046
     Issued for distributions reinvested                                                          5,588           5,954
     Shares redeemed                                                                           (369,756)       (383,987)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                         (329,301)       (163,987)
========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTION Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                                  Net Tax
         Cost of            Gross Tax        Gross Tax          Appreciation/
     Investments for        Unrealized       Unrealized        (Depreciation)
       Tax Purposes        Appreciation     Depreciation       on Investments
--------------------------------------------------------------------------------
      $ 102,949,391        $ 18,842,621      $(3,964,478)        $ 14,878,143

  Net Tax Appreciation/   Undistributed    Undistributed            Post
    (Depreciation) on        Income/      Long-Term Gains/         October
  Derivatives, Currency    (Accumulated     (Accumulated           Losses
   and Other Net Assets   Ordinary Loss)   Capital Loss)     (see Detail Below)
--------------------------------------------------------------------------------
         $ --              $ 17,964         $ 20,102                $ --

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

As of December 31, 2006, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2006, the Fund utilized approximately $3,350,016 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2006.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

                  Ordinary         Long-Term
                   Income        Capital Gains         Total
-------------------------------------------------------------------------------
                 $ 460,461            $ --           $ 460,461

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.    LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $2,123 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2006 were as follows:

                       Purchases                 Sales
--------------------------------------------------------------------------------
                     $ 30,124,878             $ 56,540,666

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

                         Loaned
                     securities at                Cash
                      market value             collateral*
--------------------------------------------------------------------------------
                     $  6,421,255             $  6,622,432

* COLLATERAL OF $6,674,765 DECREASED BY $52,333 ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Premier Growth Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  45

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006) Ralph R. Layman,

EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Value Equity Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Value Equity Fund                                                       Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                               9

FINANCIAL STATEMENTS

   Financial Highlights                                                       10

   Statement of Assets and Liabilities                                        11

   Statement of Operations                                                    12

   Statements of Changes in Net Assets                                        13

   Notes to Financial Statements                                              14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       19

TAX INFORMATION                                                               20

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 21

ADDITIONAL INFORMATION                                                        24

INVESTMENT TEAM                                                               27

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Russell 1000 Value Index (Russell 1000 Value) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Value Equity Fund
--------------------------------------------------------------------------------

THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS.

PAUL REINHARDT (PICTURED BELOW) IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND LEAD PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. HE HAS SERVED IN THIS CAPACITY SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE VALUE EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND IN AUGUST 1999.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Value Equity Fund returned 17.85%. The S&P 500 Index, the Fund's benchmark, returned 15.79% and the Fund's Lipper peer group of 224 Large-Cap Core funds returned an average of 13.31% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets had a strong year, with upbeat returns across all market sectors. 2006 marked the fourth consecutive year of positive equity returns, establishing the second-longest running bull market since 1928. However, we characterized this bull market as muted -- its average annual return of +17% versus an average of +38% for the past 20 bull markets ranked it dead last in terms of magnitude.

      After an uneventful first half of 2006, most of this year's gains occurred in the second half with strong advances in each of the broad market indices. It seems Santa took advantage of declining oil prices to power up his sleigh early, and investors enjoyed a remarkable second-half rally bolstered by continued profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. For the year, the Dow Jones Industrial Average posted a +19.1% total return -- its best annual gain since 2003 (and at 12,463, near an all-time high). The S&P 500 ended the year +15.8%, at a level unseen for the past six years, and the Russell 1000 gained +15.5%. The

[PHOTO OMITTED]

PICTURE BOTTOM RIGHT:
PAUL C. REINHARDT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             Q&A

      Russell 2000 (+18.4%) outpaced the larger cap indices, and the tech-heavy NASDAQ (+9.5%) lagged, while still turning in a respectable absolute return.

      During the year, telecommunications services (+36.8%), energy (+24.2%) and utilities (+21.0%) led broad market returns, while technology (+8.3%) and health care (+7.5%) trailed the S&P 500 by the widest margins. While telecom services was one of the worst performing sectors in 2005, investors applauded M&A activity in the space in 2006, especially AT&T's announced acquisition of BellSouth (up +53% and +80%, respectively). Given the sector leadership, it was not surprising that value once again outperformed growth. For the eighth consecutive year, small caps outperformed large caps, but this year it was by a narrower margin. While lagging significantly in 2005, the returns of the 100 largest stocks (+15.7%) were approximately in-line with the S&P 500 benchmark (+15.8%) in 2006.

Q.    WHAT WERE THE PRIMARY DRIVERS FUND PERFORMANCE?

A. This year the value style of investing outperformed growth, and the Fund's value orientation boosted its performance relative to the broad market S&P 500 index. Deemphasizing cyclical names has also helped at this point in the business cycle, with slowing growth on the horizon. Technology, industrials and healthcare have been the main performance drivers for the year. Within technology, many of our high-quality holdings enjoyed strong underlying fundamentals, especially communications equipment provider Cisco Systems (+59.4%) amid growing demand for its networking solutions. Within software, Oracle (+40.4%) contributed solidly as its acquisition strategy positioned the company to gain share. Underweighting companies in the lagging Internet software and services industry (-15.4%) also paid off as investors grappled with slowing growth rates and competitive pressures.

      A global industrial infrastructure mega-cycle has been driving returns within industrials, and we leveraged it through our electrical equipment stocks, including ABB (+86.0%) and Cooper Industries (+26.0%). Deere (+42.3%) also benefited from growing demand for agricultural equipment, due to the increasing use of grain-based alternative fuels. Overweighting defense and aerospace companies helped, with particular strength in General Dynamics (+32.2%), United Technologies (+12.2%) and Rockwell Collins (+37.7%). Another key to our success was careful stock picking within healthcare equipment, led by the dramatic turnaround at Baxter (+32.6%). In addition, the media names rebounded during the year, and the Fund enjoyed positive contributions from Cablevision (+84.6%) and Comcast (+63.0%). Overweighting Exxon Mobil (+39.1%) was a final key contributor -- a relatively defensive name within energy, which became a tricky sector to navigate as oil prices pulled back in the second half of the year.

      While telecommunications services and materials both detracted from performance during the year, underweighting diversified telecom services (+50.0%) was the single greatest drag on the Fund. The Bells have benefited from restructuring and heightened M&A activity this year. BellSouth rose approximately +80% on their announced combination with AT&T (+53.2%) -- both of which had been underweighted in the Fund. However, we did initiate a position in AT&T during the third quarter, due to improving fundamentals and synergies we would expect from the BellSouth merger.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent during the period, and we continued to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund has been positioned for a moderate slowdown in economic growth, given the current levels of interest rates, the aging profit cycle and elevated energy prices. Despite this general positioning, we went from underweight to overweight technology during the year, as we believed that large technology stocks are undervalued compared to

Value Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

      their historical valuation ranges. In addition, we believe technology companies should benefit from incremental capital spending by corporations. Our diversified portfolio of high quality tech stocks includes new positions in Texas Instruments and National Semiconductor, as well as increased holdings in Microsoft and Oracle. In the past year, as we prepared for slowing economic growth, we increased our relative weighting in health care and have opportunistically increased our exposure to utilities. We took steps to reduce our exposure to cyclical names, increasing our underweight in energy and taking some profits in industrials (although we did add to some late- and long-cycle industrial names, as well as ones benefiting from secular trends, like Cooper Industries in the power infrastructure space). In the materials sector, we eliminated Newmont Mining, Dow, Alcoa and Alcan as we expect slowing rates of profit growth going forward. Financials and consumer discretionary remained among our largest underweights, given our concerns about the interest rate environment, the flat yield curve, and the credit quality trend. Within financials, we increased our exposure to insurance names, including new positions in Ace, Aon and MetLife that are less interest rate sensitive.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
--------------------------------------------------------------------------------
                             ACCOUNT VALUE AT   ACCOUNT VALUE       EXPENSES
                             THE BEGINNING OF   AT THE END OF      PAID DURING
                              THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**             1,000.00          1,135.41            4.50
--------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)         1,000.00          1,020.78            4.26
--------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.84% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      13.54%.

Value Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                             Value Equity Fund              S&P 500 Index

04/28/00                          $ 10,000                     $ 10,000
06/00                             $  9,970                     $ 10,035
12/00                             $  9,979                     $  9,155
06/01                             $  9,486                     $  8,543
12/01                             $  9,105                     $  8,064
06/02                             $  8,357                     $  7,004
12/02                             $  7,506                     $  6,282
06/03                             $  8,220                     $  7,022
12/03                             $  9,311                     $  8,087
06/04                             $  9,517                     $  8,365
12/04                             $ 10,202                     $  8,967
06/05                             $ 10,181                     $  8,894
12/05                             $ 10,616                     $  9,408
06/06                             $ 11,019                     $  9,662
12/06                             $ 12,511                     $ 10,893

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                       ONE     FIVE      SINCE
                                                      YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund                                    17.85%    6.56%      3.41%
--------------------------------------------------------------------------------
S&P 500 Index                                        15.79%    6.20%      1.29%
--------------------------------------------------------------------------------
Lipper peer group average*                           13.31%    5.22%       N/A
--------------------------------------------------------------------------------
Inception date                                      4/28/00
--------------------------------------------------------------------------------

Value Equity Fund (ending value $12,511)
S&P 500 Index (ending value $10,893)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          4.25%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.93%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund                                         2.14%
--------------------------------------------------------------------------------
Bank of America Corp.                                                      2.13%
--------------------------------------------------------------------------------
International Business Machines Corp.                                      1.97%
--------------------------------------------------------------------------------
Citigroup, Inc.                                                            1.95%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              1.89%
--------------------------------------------------------------------------------
Oracle Corp.                                                               1.88%
--------------------------------------------------------------------------------
Pfizer Inc.                                                                1.83%
--------------------------------------------------------------------------------
American International Group, Inc.                                         1.75%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $43,744 (in thousands)

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Financials                                                                 18.0%
Information Technology                                                     15.8%
Healthcare                                                                 12.3%
Short-Term                                                                 10.6%
Industrials                                                                 9.9%
Consumer Staples                                                            9.3%
Consumer Discretionary                                                      7.2%
Energy                                                                      7.0%
Utilities                                                                   4.7%
Telecommunication Services                                                  2.9%
Materials                                                                   2.3%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE LARGE-CAP CORE FUNDS PEER GROUP CONSISTING OF 224 AND 165 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

VALUE EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.9%

Bed Bath & Beyond, Inc.                               4,367   $    166,383 (a)
Cablevision Systems Corp.                             7,060        201,069
Comcast Corp. (Class A)                               8,733        365,738 (a,e)
Koninklijke Philips
   Electronics N.V. ADR                              10,227        384,331
News Corp. (Class A)                                 13,464        289,207
Omnicom Group, Inc.                                   7,039        735,857
Starwood Hotels & Resorts
   Worldwide, Inc.                                    2,766        172,875
Target Corp.                                          3,421        195,168
Time Warner, Inc.                                    28,384        618,204 (d)
                                                                 3,128,832

CONSUMER STAPLES -- 10.3%

Alberto-Culver Co.                                    5,531        118,640
Clorox Co.                                            9,724        623,795 (e)
Diageo PLC ADR                                        2,329        184,713 (e)
General Mills, Inc.                                   7,787        448,531
Kellogg Co.                                           8,005        400,730
Kimberly-Clark Corp.                                  7,205        489,580
PepsiCo, Inc.                                        13,246        828,537
Procter & Gamble Co.                                  9,535        612,814
Sally Beauty Holdings, Inc.                           5,624         43,867 (a,e)
Sara Lee Corp.                                        4,052         69,006 (e)
The Coca-Cola Co.                                     5,385        259,826
                                                                 4,080,039

ENERGY -- 7.7%

Exxon Mobil Corp.                                    24,235      1,857,128 (d)
Halliburton Co.                                       3,930        122,027
Hess Corp.                                            5,895        292,215
Occidental Petroleum Corp.                            6,405        312,756
Schlumberger Ltd.                                     3,129        197,628
Transocean Inc.                                       3,275        264,915 (a,e)
                                                                 3,046,669

FINANCIALS -- 19.3%

ACE Ltd.                                              6,041        365,903 (e)
Allstate Corp.                                        8,879        578,112
American International
   Group, Inc.                                       10,662        764,039
AON Corp.                                             2,911        102,875 (e)
Bank of America Corp.                                17,467        932,563 (d)
BlackRock Inc. (Class A)                              1,164        176,812 (e)
CB Richard Ellis Group, Inc.
   (Class A)                                            592         19,654 (a)
Chubb Corp.                                           7,715        408,201
Citigroup, Inc.                                      15,284        851,319

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------

Federal Home Loan
   Mortgage Corp.                                     7,642   $    518,892
Federal National Mortgage Assoc.                      3,348        198,838
Mellon Financial Corp.                               13,027        549,088
Merrill Lynch & Company, Inc.                         4,148        386,179
Metlife, Inc.                                         9,825        579,773
Morgan Stanley                                        3,202        260,739
Prudential Financial, Inc.                            3,399        291,838
State Street Corp.                                    2,620        176,693 (c)
SunTrust Banks, Inc.                                  4,440        374,958
The Bank of New York
   Company, Inc.                                      2,911        114,606
                                                                 7,651,082

HEALTHCARE -- 13.6%

Aetna, Inc.                                          10,335        446,265
Amgen, Inc.                                           9,097        621,416 (a)
Baxter International, Inc.                           14,556        675,253
Bristol-Myers Squibb Co.                              2,358         62,063
DaVita, Inc.                                          2,547        144,873 (a,e)
Eli Lilly & Co.                                       3,421        178,234
GlaxoSmithKline PLC ADR                               6,358        335,448
Johnson & Johnson                                     5,022        331,552
Medco Health Solutions, Inc.                          7,278        388,936 (a)
Novartis AG ADR                                       5,313        305,179
Pfizer Inc.                                          30,931        801,113 (d)
Quest Diagnostics Inc.                                1,892        100,276
Thermo Electron Corp.                                 4,367        197,781 (a)
UnitedHealth Group, Inc.                              2,038        109,502
Wyeth                                                13,537        689,304
                                                                 5,387,195

INDUSTRIALS -- 8.6%

ABB Ltd. ADR                                         19,650        353,307
Burlington Northern
   Santa Fe Corp.                                     2,038        150,425 (e)
Cooper Industries Ltd.                                2,547        230,325
Deere & Co.                                           5,022        477,442
Eaton Corp.                                           6,696        503,137
General Dynamics Corp.                                3,493        259,705
ITT Corp.                                             2,111        119,947 (e)
Northrop Grumman Corp.                                7,278        492,721
Rockwell Collins, Inc.                                1,601        101,327 (e)
Textron Inc.                                            801         75,110
3M Co.                                                4,075        317,565
Tyco International Ltd.                               6,696        203,558
Waste Management, Inc.                                1,092         40,153
WESCO International, Inc.                             1,383         81,334 (a,e)
                                                                 3,406,056

INFORMATION TECHNOLOGY -- 17.3%

Analog Devices, Inc.                                 12,372        406,668 (d,e)
Cisco Systems, Inc.                                  22,198        606,671 (a,d)
First Data Corp.                                     11,644        297,155
Hewlett-Packard Co.                                   8,224        338,747
Intel Corp.                                          16,011        324,223

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

VALUE EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
International Business
   Machines Corp.                                     8,850   $    859,777
Lam Research Corp.                                      444         22,475 (a)
Maxim Integrated Products, Inc.                      10,189        311,987
Microchip Technology Inc.                             7,642        249,893
Microsoft Corp.                                      42,940      1,282,188 (d)
National Semiconductor Corp.                         12,154        275,896
Oracle Corp.                                         48,034        823,303 (a,d)
Sun Microsystems, Inc.                               16,739         90,725 (a)
Texas Instruments Incorporated                       16,375        471,600
Western Union Co.                                    18,705        419,366
Xerox Corp.                                           1,492         25,289 (a)
Yahoo! Inc.                                           3,275         83,643 (a)
                                                                 6,889,606

MATERIALS -- 2.5%

Air Products & Chemicals, Inc.                        2,183        153,421
Barrick Gold Corp.                                   12,955        397,718
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                                4,221        235,236 (e)
Monsanto Co.                                          1,165         61,197
PAN American Silver Corp.                               970         24,415 (a,e)
Praxair, Inc.                                         1,674         99,318
Vulcan Materials Co.                                    510         45,834 (e)
                                                                 1,017,139

TELECOMMUNICATION SERVICES -- 3.2%

Alltel Corp.                                          5,531        334,515
AT&T, Inc.                                            1,819         65,029
Sprint Nextel Corp. (Series 1)                       11,354        214,477
Verizon Communications Inc.                          16,011        596,250
Vodafone Group, PLC ADR                               2,071         57,532
                                                                 1,267,803

UTILITIES -- 5.2%

American Electric Power
   Company, Inc.                                      1,819         77,453
Constellation Energy Group, Inc.                      7,933        546,346
Dominion Resources, Inc.                              7,278        610,188 (e)
Duke Energy Corp.                                     9,971        331,137
Edison International                                  7,788        354,198
Entergy Corp.                                         1,637        151,128
                                                                 2,070,450

TOTAL COMMON STOCK
   (COST $31,504,949)                                           37,944,871

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund                     6,421        235,908 (g)
Industrial Select Sector SPDR Fund                   26,736        936,027 (d,g)

TOTAL EXCHANGE TRADED FUNDS
   (COST $908,912)                                               1,171,935

TOTAL INVESTMENTS IN SECURITIES
   (COST $32,413,861)                                           39,116,806

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.6%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 1.5%

GEI Short Term Investment Fund
   5.56%                                            606,913   $    606,913 (b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 10.1%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                          4,020,607      4,020,607 (b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,627,520)                                             4,627,520

TOTAL INVESTMENTS
   (COST $37,041,381)                                           43,744,326

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (10.2)%                                               (4,061,626)
                                                              ------------

NET ASSETS -- 100.0%                                          $ 39,682,700
                                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Value Equity Fund had the following long futures contracts open at December 31, 2006:

                                         NUMBER     CURRENT
                          EXPIRATION       OF      NOTIONAL    UNREALIZED
DESCRIPTION                  DATE      CONTRACTS     VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
   Futures                March 2007       1       $357,100     $(2,445)

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)   All or a portion of the security is out on loan.

(f) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(g) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

ADR   American Depository Receipt

SPDR  Standard & Poors Depository Receipts

TBA   To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

VALUE EQUITY FUND

                                                      12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --          --          --          --     4/28/00
Net asset value, beginning of period                 $   10.01   $    9.77   $    9.02   $    7.36   $    9.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.17        0.11        0.11        0.11        0.07
   Net realized and unrealized
     gains/(losses) on investments                        1.62        0.29        0.75        1.66       (1.65)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS            1.79        0.40        0.86        1.77       (1.58)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.17        0.12        0.11        0.11        0.07
   Net realized gains                                     0.93        0.04          --          --          --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       1.10        0.16        0.11        0.11        0.07
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   10.70   $   10.01   $    9.77   $    9.02   $    7.36
================================================================================================================
TOTAL RETURN (a)                                         17.85%       4.06%       9.57%      24.05%     (17.57)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $  39,683   $  37,115   $  37,128   $  29,989   $  24,623
   Ratios to average net assets:
     Net investment income                                1.55%       1.13%       1.26%       1.16%       1.01%
     Expenses                                             0.81%       0.80%       0.80%       0.73%       0.74%
   Portfolio turnover rate                                  42%         36%         53%         78%         76%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

                                                                                            VALUE
Statement of Assets                                                                        EQUITY
and Liabilities DECEMBER 31, 2006                                                           FUND
-----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $32,413,861)                            $  39,116,806
   Short-term Investments (at amortized cost)                                              4,020,607
   Short-term affiliated investments (at amortized cost)                                     606,913
   Income receivables                                                                         47,530
-----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                         43,791,856
-----------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned                                                4,020,607
   Payable for fund shares redeemed                                                           55,936
   Payable to GEAM                                                                            31,268
   Variation margin payable                                                                    1,345
-----------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                     4,109,156
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  39,682,700
=====================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                                                        32,693,249
   Undistributed (distribution in excess of) net investment income                                --
   Accumulated net realized gain (loss)                                                      288,951
   Net unrealized appreciation/(depreciation) on:
     Investments                                                                           6,702,945
     Futures                                                                                  (2,445)
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  39,682,700
=====================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                          3,709,273
Net asset value per share                                                              $       10.70

*     Includes $3,913,911 of securities on loan.

See Notes to Financial Statements.

                                                                                            VALUE
Statement of Operations                                                                    EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2006                                                        FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend                                                                          $     863,364
     Interest*                                                                                   963
     Interest from affliated investments                                                      24,085
     Less: Foreign taxes withheld                                                             (2,298)
-----------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                              886,114
-----------------------------------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees                                                        246,468
     Transfer agent                                                                               40
     Trustee's fees                                                                            1,401
     Custody and accounting expenses                                                          34,274
     Professional fees                                                                        17,339
     Registration expenses                                                                     1,338
     Other expenses                                                                            3,228
-----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                            304,088
-----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                              582,026
=====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

     REALIZED GAIN (LOSS) ON:
       Investments                                                                         3,350,651
       Futures                                                                                10,830
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments                                                                         2,254,409
       Futures                                                                                 2,205
-----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                                5,618,095
-----------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $   6,200,121
=====================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $963.

See Notes to Financial Statements.

                                                                                                       VALUE
Statements of                                                                                         EQUITY
Changes in Net Assets                                                                                  FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED     YEAR ENDED
                                                                                           DECEMBER 31,   DECEMBER 31,
                                                                                               2006           2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)                                                        $     582,026   $     418,647
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps                                                3,361,481       1,719,665
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation                 2,256,614        (625,589)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                  6,200,121       1,512,723
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                     (583,024)       (436,545)
     Net realized gains                                                                      (3,132,510)       (139,602)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                       (3,715,534)       (576,147)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                        2,484,587         936,576
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                             1,598,076       2,384,068
     Value of distributions reinvested                                                        3,715,534         576,173
     Cost of shares redeemed                                                                 (5,230,437)     (3,910,331)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions                                             83,173        (950,090)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    2,567,760         (13,514)

NET ASSETS
   Beginning of period                                                                       37,114,940      37,128,454
------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $  39,682,700   $  37,114,940
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $          --   $          --
------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
     Shares sold                                                                                145,506         244,856
     Issued for distributions reinvested                                                        345,632          57,103
     Shares redeemed                                                                           (488,227)       (397,704)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                            2,911         (95,745)
========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                                 Net Tax
       Cost of            Gross Tax        Gross Tax          Appreciation/
   Investments for        Unrealized       Unrealized        (Depreciation)
    Tax Purposes         Appreciation     Depreciation       on Investments
--------------------------------------------------------------------------------
     $37,280,233          $7,100,523       $(636,430)          $6,464,093

Net Tax Appreciation/   Undistributed    Undistributed            Post
  (Depreciation) on        Income/      Long-Term Gains/         October
Derivatives, Currency    (Accumulated     (Accumulated           Losses
and Other Net Assets    Ordinary Loss)   Capital Loss)     (see Detail Below)
--------------------------------------------------------------------------------
        $ --               $ 25,896          $ 499,462            $ --

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

As of December 31, 2006, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2006.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

                                   Long-Term
                Ordinary            Capital
                 Income              Gains              Total
--------------------------------------------------------------------------------
                $ 671,827         $ 3,043,707        $ 3,715,534

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

              Undistributed
              (Distribution
              in Excess of)
              Net Investment          Accumulated      Paid in
                  Income          Net Realized Gain    Capital
--------------------------------------------------------------------------------
                  $ 998                 $ (998)          $ --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.    LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

4.    AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $655 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

                      Purchases                  Sales
--------------------------------------------------------------------------------
                     $ 15,547,726            $ 18,529,384

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

                        Loaned
                     securities at                Cash
                      market value             collateral*
--------------------------------------------------------------------------------
                      $ 3,913,911              $ 4,020,607

* COLLATERAL OF $4,038,413 DECREASED BY $17,806 ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Equity Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

                                                /s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2006, the Fund paid to shareholders of record on December 27, 2006, $0.90274 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  45

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M.Lewis
William J. Lucas
Robert P. Quinn

SECRETARY

Matthew J. Simpson

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP,INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Mid-Cap Equity Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Mid-Cap Equity Fund                                                     Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                               8

FINANCIAL STATEMENTS

   Financial Highlights                                                        9

   Statement of Assets and Liabilities                                        10

   Statement of Operations                                                    11

   Statements of Changes in Net Assets                                        12

   Notes to Financial Statements                                              13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       18

TAX INFORMATION                                                               19

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 20

ADDITIONAL INFORMATION                                                        23

INVESTMENT TEAM                                                               26

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell Mid Cap Index (Russell Mid Cap) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise each index. Russell Mid Cap is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that represent approximately 25% of the total market capitalization of the Russell 1000 Index. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------

DIANE M. WEHNER IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MID-CAP EQUITY FUND. SHE HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2004. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Mid-Cap Equity Fund returned 8.40%. The Russell Mid-Cap Index, the Fund's benchmark, returned 15.29% and the Fund's Lipper peer group of 81 Mid-Cap Core funds returned an average of 12.84% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Throughout 2006, the value style of investing consistently outperformed growth. Traditional value-oriented investments including utilities and REITs outperformed growth sectors such as healthcare and information technology. The Fund's growth bias and with that, the overweight in healthcare and IT and the underweight in utilities and REITs hurt relative performance. REITs, investments normally reserved for yield-oriented portfolios, benefited from the recovery in the commercial real estate market along with increased merger and acquisition activity. Though the Fund suffered from an underweight in REITs, investments in real estate services firms proved to be an effective hedge.

      At the same time, residential real estate continued to suffer from bloated inventories. Although homebuilding stocks recovered somewhat during the second half of the year, these stocks declined on average of approximately 25% in 2006. The Fund benefited from having an underweight in this industry. Weakening consumer spending, a byproduct of the depressed housing market, negatively impacted sales of some of the consumer discretionary companies held in the Fund.

      The energy sector which held top ranking in 2005 was the worst performing sector in the mid-cap space. Energy companies suffered from a reversal in energy prices and as a group appreciated a mere +3.2%. Though we reduced exposure to energy stocks throughout the year, our overweight in the sector detracted from Fund performance.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Within information technology, the Fund was negatively impacted by a few individual stocks that had company-specific issues. Biometric fingerprint company Cogent Inc., declined 51% as guidance fell below expectations due to the uncertain timing of contract awards in this nascent industry. Communications equipment companies Comverse Technology (-21%) and Juniper Networks (-15%) fell over concerns related to options re-pricing. Meanwhile, software company Macrovision (+69%), with products that focus on content protection,

[PHOTO OMITTED]

PICTURED FROM BOTTOM LEFT TO RIGHT:
DIANE M. WEHNER

--------------------------------------------------------------------------------
                                                                           [Q&A]

benefited from new management and a renewed customer focus. Activision (+25%) reversed earlier stock price declines as the company's gaming software sales benefited from the introduction of new generation game consoles and a popular offering of new games.

Consumer-oriented companies such as retailer William-Sonoma (-27%) and The Cheesecake Factory restaurant chain (-34%) felt the pullback in spending. Meanwhile, specialty retailer Michaels Stores (+26%) was acquired by a private equity firm, and Federated Department Stores (+33%) saw early synergies from its acquisition of May Department Stores. Media company Getty Images (-49%) suffered amid increased competition in the low-end stock photography business. Within consumer staples, the Fund was negatively impacted by not owning Archer-Daniels-Midland, which rose 68% as of the end of June (at that point the stock was removed from the benchmark and subsequently declined 24%). However, the Fund benefited from owning Monsanto (+37%), an agricultural biotech company focused on increasing corn and other crop yields.

The Fund experienced mixed performance in the healthcare sector with outperformance by medical instrument companies Thermo Electron (+50%) and Mettler-Toledo (+43%), which were offset by Barr Pharmaceuticals (-34%) and Angiotech (-38%). Barr, a generic pharmaceutical company, declined due to concerns about competition for some of its drugs, as well as concerns about their recent acquisition of Pliva. Angiotech, a medical device/pharma company, is an emerging company with a high dependence on the controversial drug-eluting stent market and a pipeline of promising new drug-coated devices. Market share shifts in the stent market have put near term pressure on sales.

The Fund participated in the strength of the commercial real estate market through its investments in services firms CB Richard Ellis and Trammel Crow, which appreciated +69% and +39%, respectively.

Q.    WERE THERE AND SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We reduced the Fund's weighting in the energy sector and slightly increased the underweight in consumer cyclicals, while increasing exposure in telecommunication services and healthcare. We focused on investing in attractively valued companies with solid earnings prospects, strong market share and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represent a meaningful percentage of the Fund's portfolio.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006

-----------------------------------------------------------------------------------------------------
                                                ACCOUNT VALUE AT    ACCOUNT VALUE       EXPENSES
                                                THE BEGINNING OF    AT THE END OF      PAID DURING
                                                 THE PERIOD ($)     THE PERIOD ($)   THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------
Actual Fund Return**                                1,000.00           1,059.73            3.56
-----------------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)        1,000.00           1,021.48            3.54
-----------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.69% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      5.97%.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                        Mid-Cap Equity Fund             Russell Midcap Index
05/01/97                     $10,000                          $10,000
12/97                         13,256                           12,690
12/98                         14,142                           13,966
12/99                         16,583                           16,507
12/00                         17,958                           17,870
12/01                         18,016                           16,862
12/02                         15,536                           14,134
12/03                         20,654                           19,802
12/04                         23,963                           23,796
12/05                         26,777                           26,806
12/06                         29,025                           30,905

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                  ONE       FIVE       SINCE
                                                 YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Equity Fund                              8.40%     10.01%        11.65%
--------------------------------------------------------------------------------
Russell MidCap Index                            15.29%     12.88%        12.38%
--------------------------------------------------------------------------------
Lipper peer group average*                      12.84%     11.03%          N/A
--------------------------------------------------------------------------------
Inception date                                 5/1/97
--------------------------------------------------------------------------------

Mid-Cap Equity Fund (ending value $29,025)
Russell MidCap Index (ending value $30,905)

INVESTMENT PROFILE
A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of mid cap companies under normal circumstances. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------
CB Richard Ellis Group, Inc. (Class A)                                  1.96%
--------------------------------------------------------------------------------
Thermo Electron Corp.                                                   1.75%
--------------------------------------------------------------------------------
Harris Corp.                                                            1.44%
--------------------------------------------------------------------------------
Psychiatric Solutions Inc.                                              1.41%
--------------------------------------------------------------------------------
Activision, Inc.                                                        1.37%
--------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc.                                              1.21%
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                                  1.20%
--------------------------------------------------------------------------------
Linear Technology Corp.                                                 1.19%
--------------------------------------------------------------------------------
Molex, Inc. (Class A)                                                   1.16%
--------------------------------------------------------------------------------
Legg Mason, Inc.                                                        1.15%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $231,793 (in thousands)

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Short-Term                                                             17.1%
Information Technology                                                 16.8%
Healthcare                                                             15.0%
Financials                                                             13.2%
Industrials                                                            10.9%
Consumer Discretionary                                                  8.5%
Energy                                                                  6.1%
Materials                                                               4.2%
Utilities                                                               3.5%
Consumer Staples                                                        3.3%
Telecommunication Services                                              1.4%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE MID-CAP CORE FUNDS PEER GROUP CONSISTING OF 81 AND 54 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MID-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                               MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.5%

--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.9%

Bed Bath & Beyond, Inc.                           58,151   $   2,215,553 (a)
Boyd Gaming Corp.                                 19,107         865,738
Global Cash Access Holdings, Inc.                103,758       1,683,992 (a,e)
Life Time Fitness, Inc.                           26,332       1,277,365 (a,e)
O'Reilly Automotive, Inc.                         54,081       1,733,837 (a,e)
Pulte Homes, Inc.                                 38,541       1,276,478
Regal Entertainment Group,
   (Class A)                                      92,502       1,972,143 (e)
Starwood Hotels & Resorts
   Worldwide, Inc.                                28,950       1,809,375
The Cheesecake Factory                            63,572       1,563,871 (a)
The E.W. Scripps Co. (Class A)                    49,093       2,451,704
Univision Communications Inc.
   (Class A)                                      35,818       1,268,674 (a)
Williams-Sonoma, Inc.                             50,293       1,581,212 (e)
                                                              19,699,942

CONSUMER STAPLES -- 3.8%

Alberto-Culver Co.                                70,797       1,518,596
Clorox Co.                                        23,114       1,482,763
Sally Beauty Holdings, Inc.                       97,415         759,837 (a)
The Kroger Co.                                    54,057       1,247,095
Weight Watchers International Inc.                48,736       2,560,102 (e)
                                                               7,568,393

ENERGY -- 7.0%

Dresser-Rand Group, Inc.                          67,329       1,647,541 (a)
EOG Resources, Inc.                               27,705       1,730,177
GlobalSantaFe Corp.                               40,959       2,407,570
Hess Corp.                                        42,918       2,127,445
Nexen, Inc.                                       31,916       1,755,380
Peabody Energy Corp.                              40,063       1,618,946
Valero Energy Corp.                               18,939         968,919
Weatherford International Ltd.                    42,171       1,762,326 (a)
                                                              14,018,304

FINANCIALS -- 15.3%

Affiliated Managers Group, Inc.                   19,858       2,087,672 (a,e)
Allied World Assurance
   Holdings Ltd.                                  37,080       1,617,800
Calamos Asset Management Inc.
   (Class A)                                      68,856       1,847,406 (e)
CB Richard Ellis Group, Inc.
   (Class A)                                     137,138       4,552,982 (a,d)
CVB Financial Corp.                               99,452       1,438,076 (e)
Douglas Emmett, Inc. (REIT)                       38,493       1,023,529
Everest Re Group, Ltd.                            24,853       2,438,328

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------

Greenhill & Company, Inc.                         32,135   $   2,371,563 (e)
Hartford Financial Services
  Group, Inc.                                     21,395       1,996,367
HCC Insurance Holdings, Inc.                      61,050       1,959,095
Legg Mason, Inc.                                  27,954       2,657,028
M&T Bank Corp.                                    10,582       1,292,697
Maguire Properties, Inc. (REIT)                   30,416       1,216,640
SL Green Realty Corp. (REIT)                      14,508       1,926,372
Zions Bancorporation                              25,543       2,105,765
                                                              30,531,320

HEALTHARE -- 17.5%

Advanced Medical Optics, Inc.                     35,529       1,250,621 (a,e)
Alcon, Inc.                                       19,725       2,204,663
Amylin Pharmaceuticals, Inc.                      49,644       1,790,659 (a,e)
Angiotech Pharmaceuticals, Inc.                  132,135       1,085,489 (a,e)
Barr Pharmaceuticals, Inc.                        55,996       2,806,520 (a)
Caremark Rx, Inc.                                 43,158       2,464,753
DENTSPLY International, Inc.                      62,135       1,854,730
Gilead Sciences, Inc.                             24,171       1,569,423 (a)
Henry Schein, Inc.                                41,382       2,026,890 (a,e)
Manor Care, Inc.                                  49,382       2,317,003 (e)
Martek Biosciences Corp.                          58,149       1,357,198 (a,e)
Psychiatric Solutions Inc.                        87,188       3,271,294 (a)
Quest Diagnostics Inc.                            36,993       1,960,629
Resmed, Inc.                                      32,918       1,620,224 (a,e)
Smith & Nephew PLC ADR                            36,676       1,919,255 (e)
Thermo Electron Corp.                             89,679       4,061,562 (a,d)
Vertex Pharmaceuticals, Inc.                      34,286       1,282,982 (a,e)
                                                              34,843,895

INDUSTRIALS -- 12.7%

ChoicePoint, Inc.                                 34,471       1,357,468 (a)
Corinthian Colleges, Inc.                         64,324         876,736 (a)
Corporate Executive Board Co.                     21,513       1,886,690
CoStar Group, Inc.                                28,505       1,526,728 (a,e)
Danaher Corp.                                     20,981       1,519,864 (e)
Dover Corp.                                       26,601       1,303,981
Eaton Corp.                                       21,388       1,607,094
Harsco Corp.                                      31,676       2,410,544
Hexcel Corp.                                     102,096       1,777,491 (a,e)
Joy Global, Inc.                                  32,918       1,591,256
MoneyGram International, Inc.                     80,339       2,519,431
Rockwell Collins, Inc.                            43,949       2,781,532 (e)
Spirit Aerosystems
Holdings, Inc. (Class A)                           3,400         113,798 (a)
Stericycle, Inc.                                  29,591       2,234,121 (a)
Sunpower Corp. (Class A)                          48,560       1,804,975 (a,e)
                                                              25,311,709

INFORMATION TECHNOLOGY -- 19.6%

Activision, Inc.                                 183,755       3,167,936 (a,d)
Affiliated Computer
   Services, Inc. (Class A)                       35,613       1,739,339 (a)
Analog Devices, Inc.                              36,518       1,200,347 (d)
aQuantive, Inc.                                   22,928         565,404 (a,e)

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

MID-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------
CDW Corp.                                          9,778   $     687,589
Citrix Systems, Inc.                              22,244         601,700 (a)
Cogent, Inc.                                     135,336       1,490,049 (a,e)
Comverse Technology, Inc.                         95,747       2,021,219 (a,d,e)
DST Systems, Inc.                                 26,868       1,682,743 (a)
Fiserv, Inc.                                      20,827       1,091,751 (a)
Harris Corp.                                      72,740       3,335,856 (d)
Juniper Networks, Inc.                           115,558       2,188,669 (a)
Linear Technology Corp.                           90,729       2,750,903 (e)
Macrovision Corp.                                 52,117       1,472,826 (a,e)
Marvell Technology Group, Ltd.                    49,824         956,123 (a)
Mettler Toledo International Inc.                 22,923       1,807,479 (a)
Microchip Technology Inc.                         44,270       1,447,629
Molex, Inc. (Class A)                             97,467       2,699,836
NAVTEQ Corp.                                      39,928       1,396,282 (a,e)
Neustar, Inc. (Class A)                           47,560       1,542,846 (a,e)
Paychex, Inc.                                     54,270       2,145,836
SAIC, Inc.                                        87,673       1,559,703 (a,e)
Wind River Systems, Inc.                         137,900       1,413,475 (a)
                                                              38,965,540

MATERIALS -- 4.9%

Cabot Corp.                                       24,431       1,064,459
Martin Marietta Materials, Inc.                   23,203       2,411,024 (e)
Monsanto Co.                                      48,861       2,566,668
Praxair, Inc.                                     38,861       2,305,623
Sealed Air Corp.                                  22,437       1,456,610 (e)
                                                               9,804,384

TELECOMMUNICATION SERVICES -- 1.7%

American Tower Corp. (Class A)                    55,783       2,079,590 (a)
Leap Wireless International Inc.                   5,916         351,825 (a)
NII Holdings Inc. (Class B)                       14,235         917,303 (a,e)
                                                               3,348,718

UTILITIES -- 4.1%

Ameren Corp.                                      18,657       1,002,441 (e)
DTE Energy Co.                                    38,541       1,865,770 (e)
ITC Holdings Corp.                                23,522         938,528
PPL Corp.                                         67,847       2,431,636
SCANA Corp.                                       47,017       1,909,831
                                                               8,148,206

TOTAL INVESTMENTS IN SECURITIES
   (COST $152,559,154)                                       192,240,411

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 19.8%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 3.9%

GEI Short Term Investment Fund
   5.56%                                       7,731,413   $   7,731,413 (b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 15.9%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                      31,820,759      31,820,759 (b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $39,552,172)                                         39,552,172

TOTAL INVESTMENTS
   (COST $192,111,326)                                       231,792,583

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (16.3)%                                            (32,481,846)
                                                           -------------

NET ASSETS -- 100.0%                                       $ 199,310,737
                                                           =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Mid-Cap Equity had the following Short futures contracts open at December 31, 2006:

                                         NUMBER       CURRENT
                          EXPIRATION       OF        NATIONAL       UNREALIZED
DESCRIPTION                  DATE      CONTRACTS       VALUE       APPRECIATION
--------------------------------------------------------------------------------
S&P 400 Midcap
   Index Futures          March 2007       7       $ (2,839,550)   $    25,604

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)   All or a portion of the security is out on loan.

(f) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+     Percentages are based on net assets as of December 31, 2006.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

MID-CAP EQUITY FUND

                                                 12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
-----------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --          --          --          --      5/1/97
Net asset value, beginning of period             $  19.22    $  18.33    $  17.48    $  13.30    $  15.66
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                             0.23        0.05        0.17        0.19        0.12
   Net realized and unrealized
      gains/(losses) on investments                  1.40        2.11        2.63        4.19       (2.28)
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS       1.63        2.16        2.80        4.38       (2.16)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             0.22        0.06        0.14        0.18        0.12
   Net realized gains                                2.44        1.21        1.81        0.02        0.08
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  2.66        1.27        1.95        0.20        0.20
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  18.19    $  19.22    $  18.33    $  17.48    $  13.30
===========================================================================================================
TOTAL RETURN (a)                                     8.40%      11.74%      16.02%      32.94%     (13.76)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)      $199,311    $229,097    $239,831    $226,929    $170,422
   Ratios to average net assets:
      Net investment income                          1.01%       0.24%       0.89%       1.36%       0.82%
      Expenses                                       0.69%       0.70%       0.70%       0.69%       0.68%
   Portfolio turnover rate                             29%         27%         78%         28%         37%

NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

                                                                                       MID-CAP
Statement of Assets                                                                     EQUITY
and Liabilities DECEMBER 31, 2006                                                        FUND
--------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $152,559,154)                        $ 192,240,411
   Short-term Investments (at amortized cost)                                          31,820,759
   Short-term affiliated investments (at amortized cost)                                7,731,413
   Income receivables                                                                     207,724
   Receivable for fund shares sold                                                            285
   Variation margin receivable                                                             19,250
--------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                                    232,019,842
--------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                                            31,820,759
   Payable for investments purchased                                                      634,867
   Payable for fund shares redeemed                                                       136,202
   Payable to GEAM                                                                        117,277
--------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                                32,709,105
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $ 199,310,737
==================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                                    156,363,237
   Undistributed (distribution in excess of) net investment income                         16,785
   Accumulated net realized gain (loss)                                                 3,223,869
   Net unrealized appreciation/(depreciation) on:
      Investments                                                                      39,681,257
      Futures                                                                              25,604
      Foreign currency related transactions                                                   (15)
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $ 199,310,737
==================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                      10,955,337
Net asset value per share                                                           $       18.19

*     Includes $30,935,819 of securities on loan.

See Notes to Financial Statements.

                                                                                       MID-CAP
Statement of Operations                                                                 EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2006                                                     FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend                                                                      $   3,227,930
      Interest*                                                                            98,530
      Interest from affliated investments                                                 278,903
      Less: Foreign taxes withheld                                                         (6,848)
--------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                         3,598,515
--------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees                                                  1,403,406
      Transfer agent fees                                                                      58
      Trustee's fees                                                                        7,168
      Custody and accounting expenses                                                      35,484
      Professional fees                                                                    24,456
      Registration expenses                                                                 3,459
      Other expenses                                                                       17,184
--------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                       1,491,215
--------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                         2,107,300
==================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                                                   24,419,757
         Futures                                                                         (269,863)
         Foreign currency transactions                                                        (27)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                                   (8,813,076)
         Futures                                                                          (25,121)
         Foreign currency transactions                                                        (15)
--------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments                           15,311,655
--------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $  17,418,955
==================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $98,530.

See Notes to Financial Statements.

                                                                                              MID-CAP
Statements of                                                                                  EQUITY
Changes in Net Assets                                                                           FUND
-----------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED       YEAR ENDED
                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                       2006             2005
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income (loss)                                               $   2,107,300    $     563,287
      Net realized gain (loss) on investments, futures, written options,
         foreign currency transactions and swaps                                     24,149,867       14,923,721
      Net increase (decrease) in unrealized appreciation/(depreciation)
         on investments, futures, written options, foreign currency translation      (8,838,212)       9,684,992
-----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations                                        17,418,955       25,172,000
-----------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                          (2,123,415)        (677,879)
      Net realized gains                                                            (23,338,915)     (13,537,932)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                              (25,462,330)     (14,215,811)
-----------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions               (8,043,375)      10,956,189
-----------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                    1,813,307        2,208,712
      Value of distributions reinvested                                              25,462,330       14,215,740
      Cost of shares redeemed                                                       (49,018,282)     (38,115,372)
-----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share transactions                               (21,742,645)     (21,690,920)
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (29,786,020)     (10,734,731)
NET ASSETS
   Beginning of period                                                              229,096,757      239,831,488
-----------------------------------------------------------------------------------------------------------------
   End of period                                                                  $ 199,310,737    $ 229,096,757
=================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD    $      16,785    $      15,350
-----------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
      Shares sold                                                                        92,067          117,331
      Issued for distributions reinvested                                             1,391,385          735,424
      Shares redeemed                                                                (2,449,915)      (2,013,679)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                 (966,463)      (1,160,924)
=================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

       Cost of            Gross Tax        Gross Tax       Net Tax Appreciation/
   Investments for       Unrealized       Unrealized          (Depreciation)
    Tax Purposes        Appreciation      Depreciation        on Investments
--------------------------------------------------------------------------------
    $192,793,762         $46,063,113      $(7,064,292)          $38,998,821

Net Tax Appreciation/   Undistributed    Undistributed             Post
  (Depreciation) on        Income/      Long-Term Gains/          October
Derivatives, Currency   (Accumulated     (Accumulated             Losses
 and Other Net Assets   Ordinary Loss)   Capital Loss)      (see Detail Below)
--------------------------------------------------------------------------------
        $ (15)             $ 565,104       $ 3,383,590              $ --

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

As of December 31, 2006, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2006.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

                                   Long-Term
                Ordinary            Capital
                 Income              Gains               Total
--------------------------------------------------------------------------------
               $3,072,947         $22,389,383         $25,462,330

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

              Undistributed
              (Distribution
              in Excess of)
             Net Investment            Accumulated           Paid in
                 Income             Net Realized Gain        Capital
--------------------------------------------------------------------------------
                 $17,550                $(17,550)              $ --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.    LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $3,993 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

                        Purchases                 Sales
--------------------------------------------------------------------------------
                       $61,237,341            $108,404,688

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

                     Loaned securities            Cash
                      at market value          collateral*
--------------------------------------------------------------------------------
                        $30,935,819            $31,820,759

* COLLATERAL OF $31,965,265 DECREASED BY $144,506 ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Mid-Cap Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Equity Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2006, the Fund paid to shareholders of record on December 27, 2006, $2.33915 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  45

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Small-Cap Equity Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Small-Cap Equity Fund                                                   Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                               7

FINANCIAL STATEMENTS

   Financial Highlights                                                        8

   Statement of Assets and Liabilities                                         9

   Statement of Operations                                                    10

   Statements of Changes in Net Assets                                        11

   Notes to Financial Statements                                              12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       16

TAX INFORMATION                                                               17

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 18

ADDITIONAL INFORMATION                                                        21

INVESTMENT TEAM                                                               24

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell 2000 Index (Russell 2000) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUND PORTFOLIOS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION.

SMALL-CAP EQUITY FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON
T. ("DAN") VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE. MR. FEILER, MR. SCHWARTZ AND MR. VERU ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE STRATEGY OF THE FUND AND THE DAY-TO-DAY MANAGEMENT OF THE FUND IS EXECUTED BY MR. SCHWARTZ.

JACK FEILER, PRESIDENT AND CHIEF INVESTMENT OFFICER, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE SMALL-CAP EQUITY FUND. MR. FEILER HAS MORE THAN 33 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. PRIOR TO JOINING PALISADE, MR. FEILER WAS A SENIOR VICE PRESIDENT-INVESTMENTS AT SMITH BARNEY FROM 1990 TO 1995.

JEFFREY SCHWARTZ, SENIOR PORTFOLIO MANAGER, JOINED PALISADE IN OCTOBER 2004. PRIOR TO JOINING PALISADE, MR. SCHWARTZ WAS VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF SAFECO ASSET MANAGEMENT FROM SEPTEMBER 2003 TO SEPTEMBER 2004. FROM JUNE 2001 TO AUGUST 2003, MR. SCHWARTZ FOUNDED NANTUCKET INVESTMENT RESEARCH IN FARMINGTON HILLS, MI, CONDUCTED INDEPENDENT INVESTMENT RESEARCH AND WAS A PRIVATE INVESTOR. FROM JUNE 1992 UNTIL MAY 2001, MR. SCHWARTZ WAS AT MUNDER CAPITAL MANAGEMENT, MOST RECENTLY AS A SENIOR PORTFOLIO MANAGER AND PRINCIPAL.

DENNISON T. ("DAN") VERU IS AN EXECUTIVE VICE-PRESIDENT AND CO-INVESTMENT OFFICER OF PALISADE. SINCE JOINING PALISADE IN MARCH 2000, MR. VERU HAS BEEN A MEMBER OF THE INVESTMENT POLICY COMMITTEE. MR. VERU BECAME A PRINCIPAL OF PALISADE IN JULY 2004. PRIOR TO JOINING PALISADE, HE WAS PRESIDENT AND DIRECTOR OF RESEARCH OF AWAD ASSET MANAGEMENT, A DIVISION OF RAYMOND JAMES & ASSOCIATES. MR. VERU HAS BEEN A FREQUENT GUEST ON CNBC, CNN AND BLOOMBERG TELEVISION. PRIOR TO AWAD, MR. VERU WORKED WITH THE PALISADE TEAM FROM 1984 THROUGH 1992.

Q. HOW DID THE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Small-Cap Equity Fund returned 13.27%. The Russell 2000 Index, the Fund's benchmark, returned 18.36% and the Fund's Lipper peer group of 127 Small-Cap Core Funds returned an average of 15.23% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Sharp changes in sector leadership during the year contributed to the anomaly: defensive sectors which normally lag in strong markets generally outperformed, and higher beta sectors, such as information technology & healthcare, which normally lead in bullish markets lagged by notable margins. Indications were that quality, earnings predictability and visibility would matter more. However, that was not the case as the lower-quality stocks outperformed higher quality stocks by a wide margin in both the fourth quarter and full year periods.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Stock selection drove the generally strong sector returns earned in the full year period. Holdings in the healthcare sector exhibited more price volatility that negatively impacted Fund performance, as lower quality biotechnology & specialty pharmaceutical stocks outperformed their higher quality peers. Energy stocks provided strong returns in the fourth quarter with less volatility than what was experienced during the earlier part of the year. Industrial stocks earned the strongest relative results having gained 30.7% to outpace the index's sector return of 22.1% for the year.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The most significant change in sector allocation included reductions in the healthcare and financial services sectors and increases in the industrial sector. Continued rate increases by the Federal Reserve to stem inflationary pressure impeded the buying power of most consumers in the last twelve months. We scaled back our exposure to the healthcare sector. We added a few new stocks to the industrials sector, but most of the increase in allocation was due to market appreciation.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------
                                                 ACCOUNT VALUE AT  ACCOUNT VALUE      EXPENSES
                                                 THE BEGINNING OF  AT THE END OF     PAID DURING
                                                  THE PERIOD ($)   THE PERIOD ($)  THE PERIOD ($)*
--------------------------------------------------------------------------------------------------
Actual Fund Return**                                 1,000.00        1,076.74            4.48
--------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                             1,000.00        1,020.63            4.41
--------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.87% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      7.67%.

Small-Cap Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       Small-Cap Equity Fund             Russell 2000 Index
                      (ending value $ 19,024)          (ending value $16,983)
04/28/00                    $ 10,000                         $ 10,000
06/00                          9,890                           10,241
12/00                         11,326                            9,650
06/01                         12,029                           10,312
12/01                         12,455                            9,896
06/02                         12,466                            9,433
12/02                         10,730                            7,876
06/03                         11,116                            9,288
12/03                         13,317                           11,601
06/04                         14,247                           12,385
12/04                         15,334                           13,728
06/05                         15,931                           13,554
12/05                         16,796                           14,348
06/06                         17,668                           15,525
12/06                         19,024                           16,983

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                 ONE     FIVE        SINCE
                                                YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------
Small-Cap Equity Fund                          13.27%    8.84%       10.11%
--------------------------------------------------------------------------------
Russell 2000 Index                             18.36%   11.41%        8.27%
--------------------------------------------------------------------------------
Lipper peer group average*                     15.23%   10.28%         N/A
--------------------------------------------------------------------------------
Inception date                                4/28/00
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------
DRS Technologies, Inc.                                                   2.70%
--------------------------------------------------------------------------------
Harsco Corp.                                                             2.25%
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                             2.14%
--------------------------------------------------------------------------------
Parametric Technology Corp.                                              2.12%
--------------------------------------------------------------------------------
ADESA, Inc.                                                              2.12%
--------------------------------------------------------------------------------
MoneyGram International, Inc.                                            2.11%
--------------------------------------------------------------------------------
Oil States International, Inc.                                           2.10%
--------------------------------------------------------------------------------
Micros Systems, Inc.                                                     2.10%
--------------------------------------------------------------------------------
Genesee & Wyoming Inc. (Class A)                                         2.03%
--------------------------------------------------------------------------------
BioMed Realty Trust, Inc. (REIT)                                         1.92%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $149,087 (in thousands)

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Industrials             23.3%
Short-Term              18.2%
Financials              16.0%
Information Technology  12.4%
Consumer Discretionary  10.7%
Healthcare               6.9%
Energy                   5.5%
Materials                3.2%
Consumer Staples         2.5%
Utilities                1.3%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR AND FIVE-YEAR PERIODS INDICATED IN THE SMALL-CAP CORE FUNDS PEER GROUP CONSISTING OF 127 AND 85 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

SMALL-CAP EQUITY FUND

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 12.5%

ACCO Brands Corp.                                       400   $     10,588 (a,d)
Aeropostale, Inc.                                    42,400      1,308,888 (a,d)
American Eagle Outfitters                            20,950        653,850
Arbitron, Inc.                                       52,300      2,271,912 (d)
Bright Horizons Family
   Solutions, Inc.                                   41,800      1,615,988 (a,d)
CBRL Group, Inc.                                     23,600      1,056,336
Finish Line (Class A)                                54,700        781,116 (d)
Interactive Data Corp.                              107,700      2,589,108
Pool Corp.                                           45,900      1,797,903 (d)
RARE Hospitality International, Inc.                 12,900        424,797 (a,d)
The Talbots, Inc.                                    28,100        677,210 (d)
Timberland Co. (Class A)                             27,600        871,608 (a,d)
Triarc Companies, Inc. (Class B)                     93,400      1,868,000 (d)
                                                                15,927,304

CONSUMER STAPLES -- 2.9%

Central European
   Distribution Corp.                                66,000      1,960,200 (a,d)
Smithfield Foods, Inc.                               70,200      1,801,332 (a,d)
                                                                 3,761,532

ENERGY -- 6.5%

Dril-Quip Inc.                                       38,100      1,491,996 (a,d)
Hydril Co.                                           30,200      2,270,738 (a,d)
Oil States International, Inc.                       97,200      3,132,756 (a,d)
St. Mary Land & Exploration Co.                      36,900      1,359,396 (d)
                                                                 8,254,886

FINANCIALS -- 18.7%

BioMed Realty Trust, Inc. (REIT)                    100,200      2,865,720
Cullen/Frost Bankers, Inc.                           18,600      1,038,252
DCT Industrial Trust, Inc. (REIT)                    13,600        160,480
Federal Realty Investment
   Trust (REIT)                                      12,800      1,088,000
Global Cash Access Holdings, Inc.                   115,900      1,881,057 (a,d)
HCC Insurance Holdings, Inc.                         99,300      3,186,537 (d)
Hilb Rogal & Hobbs Co.                               58,600      2,468,232 (d)
Jones Lang LaSalle Inc.                              23,000      2,119,910 (d)
Omega Healthcare
   Investors, Inc. (REIT)                           139,400      2,470,168
Raymond James Financial, Inc.                        75,775      2,296,740
Sandy Spring Bancorp, Inc.                           23,800        908,684 (d)
Sterling Bancorp                                     32,162        633,591 (d)
Webster Financial Corp.                              23,900      1,164,408
Westamerica Bancorporation                           29,900      1,513,837 (d)
                                                                23,795,616

--------------------------------------------------------------------------------
                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 8.1%

Computer Programs and
   Systems, Inc.                                     53,300   $  1,811,667 (d)
Immunicon Corp.                                      79,700        264,604 (a,d)
KV Pharmaceutical Co. (Class A)                      89,800      2,135,444 (a,d)
Medical Action Industries Inc.                       21,200        683,488 (a)
Molina Healthcare, Inc.                              31,300      1,017,563 (a,d)
Salix Pharmaceuticals Ltd.                           68,600        834,862 (a,d)
Thoratec Corp.                                       71,900      1,264,002 (a,d)
Varian, Inc.                                         52,000      2,329,080 (a)
                                                                10,340,710

INDUSTRIALS -- 27.2%

ADESA, Inc.                                         113,800      3,157,950
Comfort Systems USA, Inc.                           131,400      1,660,896
DRS Technologies, Inc.                               76,300      4,019,484 (d)
EDO Corp.                                            28,400        674,216 (d)
Genesee & Wyoming Inc. (Class A)                    115,100      3,020,224 (a,d)
Harsco Corp.                                         44,000      3,348,400
Herman Miller Inc.                                   75,700      2,752,452
Matthews International
   Corp. (Class A)                                   38,200      1,503,170 (d)
Mueller Industries, Inc.                             59,200      1,876,640
NCI Building Systems, Inc.                           32,600      1,687,050 (a,d)
Old Dominion Freight Line                            50,100      1,205,907 (a,d)
Oshkosh Truck Corp.                                  51,500      2,493,630 (d)
Quanta Services, Inc.                               123,300      2,425,311 (a,d)
RailAmerica, Inc.                                     8,200        131,856 (a)
Teledyne Technologies Inc.                           61,600      2,472,008 (a)
Woodward Governor Co.                                57,500      2,283,325
                                                                34,712,519

INFORMATION TECHNOLOGY -- 14.5%

Blackbaud, Inc.                                      52,500      1,365,000 (d)
CommScope, Inc.                                      36,900      1,124,712 (a,d)
Digital Insight Corp.                                19,700        758,253 (a)
Kronos Inc.                                          37,700      1,385,098 (a,d)
Micros Systems, Inc.                                 59,400      3,130,380 (a,d)
Mobility Electronics, Inc.                          132,600        444,210 (a,d)
MoneyGram International, Inc.                       100,100      3,139,136
Parametric Technology Corp.                         175,680      3,165,754 (a,d)
Photon Dynamics, Inc.                                51,800        605,542 (a,d)
Rudolph Technologies, Inc.                          110,600      1,760,752 (a,d)
Semtech Corp.                                        67,700        884,839 (a)
Zebra Technologies
   Corp. (Class A)                                   18,700        650,573 (a,d)
                                                                18,414,249

MATERIALS -- 3.8%

Commercial Metals Co.                               110,600      2,853,480
Packaging Corporation
   of America                                        67,500      1,491,750
Pioneer Drilling Co.                                 37,300        495,344 (a,d)
                                                                 4,840,574

See  Notes  to  Schedule  of  Investments  on  Page  7 and  Notes  to  Financial
Statements.

SMALL-CAP EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------

UTILITIES -- 1.6%

IDACORP, Inc.                                        51,300   $  1,982,745 (d)

TOTAL INVESTMENTS IN SECURITIES
   (COST $105,213,712)                                         122,030,135

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 21.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.3%

GEI Short Term Investment Fund
   5.56%                                          6,776,664      6,776,664 (b,e)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 15.9%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                         20,280,138     20,280,138 (b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $27,056,802)                                           27,056,802

TOTAL INVESTMENTS
   (COST $132,270,514)                                         149,086,937

LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (17.0)%                                           (21,706,211)
                                                              ------------

NET ASSETS -- 100.0%                                          $127,380,726
                                                              ============

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b)   Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)   All or a portion of the security is out on loan.

(e) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

SMALL-CAP EQUITY FUND

                                                      12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --          --          --          --     4/28/00
Net asset value, beginning of period                 $   14.44   $   13.62   $   12.74   $   10.27   $   12.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.05        0.02        0.08        0.02        0.03
   Net realized and unrealized
     gains/(losses) on investments                        1.87        1.28        1.85        2.46       (1.69)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS            1.92        1.30        1.93        2.48       (1.66)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.04        0.03        0.07        0.01        0.02
   Net realized gains                                     1.93        0.45        0.98          --        0.05
   Return of capital                                        --          --          --          --        0.01
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       1.97        0.48        1.05        0.01        0.08
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $14.39   $   14.44   $   13.62   $   12.74   $   10.27
================================================================================================================
TOTAL RETURN (a)                                         13.27%       9.53%      15.15%      24.11%     (13.86)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $ 127,381   $ 128,142   $ 117,158   $  86,330   $  52,359
   Ratios to average net assets:
     Net investment income                                0.31%       0.11%       0.67%       0.17%       0.34%
     Expenses                                             0.86%       0.86%       0.88%       0.86%       0.84%
   Portfolio turnover rate                                  52%         33%        101%        119%        108%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

                                                                                         SMALL-CAP
Statement of Assets                                                                       EQUITY
and Liabilities DECEMBER 31, 2006                                                          FUND
----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $105,213,712)                           $ 122,030,135
   Short-term Investments (at amortized cost)                                             20,280,138
   Short-term affiliated investments (at amortized cost)                                   6,776,664
   Income receivables                                                                        135,836
----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                        149,222,773
----------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                                               20,280,138
   Payable for investments purchased                                                       1,440,137
   Payable for fund shares redeemed                                                           28,368
   Payable to GEAM                                                                            93,404
----------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                                   21,842,047
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 127,380,726
====================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                                       102,912,429
   Undistributed (distribution in excess of) net investment income                            36,157
   Accumulated net realized gain (loss)                                                    7,615,717
   Net unrealized appreciation/(depreciation) on:
     Investments                                                                          16,816,423
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 127,380,726
====================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                          8,852,373
Net asset value per share                                                              $       14.39

*     Includes $19,605,852 of securities on loan.

See Notes to Financial Statements.

                                                                                         SMALL-CAP
Statement of Operations                                                                   EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2006                                                       FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend                                                                          $   1,247,619
     Interest*                                                                                55,854
     Interest from affliated investments                                                     171,721
     Less: Foreign taxes withheld                                                             (1,079)
-----------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                            1,474,115
-----------------------------------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees                                                      1,058,636
     Transfer agent                                                                               40
     Trustee's fees                                                                            4,613
     Custody and accounting expenses                                                          31,326
     Professional fees                                                                        21,296
     Registration expenses                                                                     2,561
     Other expenses                                                                           13,609
-----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                          1,132,081
-----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                              342,034
=====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

     REALIZED GAIN (LOSS) ON:
       Investments                                                                        22,145,575
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments                                                                        (6,549,704)
-----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                               15,595,871
-----------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $  15,937,905
=====================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $55,764.

See Notes to Financial Statements.

                                                                                                    SMALL-CAP
Statements of                                                                                        EQUITY
Changes in Net Assets                                                                                 FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED      YEAR ENDED
                                                                                           DECEMBER 31,    DECEMBER 31,
                                                                                               2006            2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)                                                        $     342,034   $     130,009
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps                                               22,145,575       4,386,615
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation                (6,549,704)      6,257,422
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                 15,937,905      10,774,046
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                     (348,798)       (232,361)
     Net realized gains                                                                     (15,076,626)     (3,909,633)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                      (15,425,424)     (4,141,994)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                          512,481       6,632,052
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                            10,121,601      18,002,125
     Value of distributions reinvested                                                       15,425,391       4,142,073
     Cost of shares redeemed                                                                (26,821,168)    (17,792,113)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions                                         (1,274,176)      4,352,085
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     (761,695)     10,984,137

NET ASSETS
   Beginning of period                                                                      128,142,421     117,158,284
------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $ 127,380,726   $ 128,142,421
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $      36,157   $      16,231
------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
     Shares sold                                                                                657,522       1,282,518
     Issued for distributions reinvested                                                      1,064,554         284,483
     Shares redeemed                                                                         (1,744,050)     (1,292,377)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                          (21,974)        274,624
========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the "Fund"), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Funds's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

At December 31, 2006, information on the tax components of capital is as follows:

      Cost of             Gross Tax         Gross Tax      Net Tax Appreciation/
   Investments for        Unrealized       Unrealized          (Depreciation)
    Tax Purposes         Appreciation     Depreciation         on Investments
--------------------------------------------------------------------------------
   $ 132,327,768         $ 20,948,566     $ (4,189,397)         $ 16,759,169

Net Tax Appreciation/   Undistributed     Undistributed           Post
  (Depreciation) on        Income/      Long-Term Gains/        October
Derivatives, Currency    (Accumulated     (Accumulated           Losses
and Other Net Assets    Ordinary Loss)    Capital Loss)    (see Detail Below)
--------------------------------------------------------------------------------
       $ --               $ 1,400,822      $ 6,308,306             $ --

As of December 31, 2006, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2006.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

                                  Long-Term
                 Ordinary          Capital
                  Income            Gains               Total
--------------------------------------------------------------------------------
                $ 966,332        $ 14,459,092        $ 15,425,424

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

               Undistributed
               (Distribution
               in Excess of)
              Net Investment         Accumulated       Paid in
                  Income          Net Realized Gain    Capital
--------------------------------------------------------------------------------
                 $ 26,690              $ (26,690)        $ --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.    LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .80%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $2,447 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

6.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

                      Purchases                  Sales
--------------------------------------------------------------------------------
                     $ 66,657,722             $ 85,341,494

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

                         Loaned
                     securities at               Cash
                      market value            collateral*
--------------------------------------------------------------------------------
                      $ 19,605,852            $ 20,280,138

* COLLATERAL OF $20,454,610 DECREASED BY $174,472 ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Small-Cap Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

/S/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2006, the Fund paid to shareholders of record on December 27, 2006, $1.85541 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 6 and December 14, 2006. During the December 14, 2006 meeting, the Board members also were informed that GEAM was exploring potential options to restructure the Fund's portfolio management principally as a result of anticipated investment capacity constraints. GEAM reported that the completion of this analysis would occur during the first half of 2007 and that any changes to the Fund's portfolio management would be recommended at that time.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. Also in advance of the meetings, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the Fund's investment advisory and sub-advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit;

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by the sub-adviser, the Board members focused on the sub-adviser's favorable attributes relating to its investment philosophy and discipline, its experienced investment and trading personnel, its systems and other resources, including research capabilities, and its satisfactory history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of the sub-adviser's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, remained concerned about the Fund's performance, recognizing that a substantial portion of the underperformance occurred in 2003 and that more recent performance has shown improvement, and the Board members look forward to having the opportunity to review GEAM's ongoing reports and recommendations relating to the Fund's portfolio management.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM and the sub-adviser may derive from their relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratios are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 47

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 45

POSITION(S) HELD WITH FUND Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 41

POSITION(S) HELD WITH FUND Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 58

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 70

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP,INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith A.Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

International Equity Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

International Equity Fund                                               Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ......................................................    1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ................................    2

NOTES TO SCHEDULE OF INVESTMENTS ..........................................    9

FINANCIAL STATEMENTS

   Financial Highlights ...................................................   10

   Statement of Assets and Liabilities ....................................   11

   Statement of Operations ................................................   12

   Statements of Changes in Net Assets ....................................   13

   Notes to Financial Statements ..........................................   14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   19

TAX INFORMATION ...........................................................   20

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL .............................   21

ADDITIONAL INFORMATION ....................................................   24

INVESTMENT TEAM ...........................................................   27

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The MSC(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

International Equity Fund
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS OF FEBRUARY 1, 2007, PAUL NESTRO AND MAKOTO SUMINO WILL ASSUME MS. STUDER'S RESPONSIBILITIES IN THE FUND. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN (PICTURED BELOW) OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992.

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE OCTOBER 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HOPKINSON WORKED FOR FIDUCIARY TRUST INTERNATIONAL IN BOTH LONDON AND NEW YORK.

PAUL NESTRO IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE JOINED GE ASSET MANAGEMENT IN JANUARY 1993 AND HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE GE INTERNATIONAL EQUITY FUND SINCE FEBRUARY 2007.

JONATHAN L. PASSMORE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE JANUARY 2002. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, HE WAS WITH MERRILL LYNCH FOR SIX YEARS, MOST RECENTLY AS DIRECTOR, INTERNATIONAL EQUITY.

MICHAEL J. SOLECKI IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997 HE JOINED GE ASSET MANAGEMENT IN 1990 AS AN INTERNATIONAL EQUITY ANALYST. HE BECAME A VICE PRESIDENT FOR INTERNATIONAL EQUITY PORTFOLIOS IN 1996 AND SENIOR VICE PRESIDENT IN 2000.

JUDITH A. STUDER IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT -- DOMESTIC EQUITIES IN 1991. SENIOR VICE PRESIDENT -- INTERNATIONAL EQUITIES IN 1995 AND EXECUTIVE VICE PRESIDENT -- INVESTMENT STRATEGIES IN JULY 2006.

MAKOTO SUMINO IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE GE INTERNATIONAL EQUITY FUND SINCE FEBRUARY 2007. MR. SUMINO JOINED GE ASSET MANAGEMENT IN SEPTEMBER 1996 AS A SECURITIES ANALYST AND PORTFOLIO MANAGER. HE BECAME DEPUTY DIRECTOR OF THE INTERNATIONAL EQUITY RESEARCH TEAM IN JANUARY 2001 AND DIRECTOR IN APRIL 2005.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the International Equity Fund returned 24.69%. The MSCI EAFE Index, the Fund's benchmark, returned

[PHOTO OMITTED]

PICTURED BOTTOM RIGHT:
[OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             Q&A

      26.34% and the Fund's Lipper peer group of 133 International Core funds returned an average of 24.35% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Strong corporate results driven by increased sales, rising productivity and increased efficiency through cost reduction. Valuations had remained attractive even after several quarters of outstanding performance. Low interest rates had provided ample financing for mergers and acquisitions of high quality, cash-generating companies held in the Fund portfolio. Strong demand for commodities, notably energy products and base metals, had driven excellent returns in energy, oil services and mining holdings.

Q.    WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Strong gains in equity markets had been driven by expanding global GDP and rising demand in the new markets of emerging asian countries and the recovering economies of Europe and Japan. Despite rising rates, modest absolute levels facilitated healthy investment in growth and cross-border M&A. Also, rising commodity prices, while a concern of central bankers, had largely been shrugged off as other deflationary factors have muted their effect.

Q.    WHICH STOCKS & SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. The largest positive contributions to the Fund performance came from holdings in energy and telecom services. Oil companies such as Sinopec (China) and Petrobras (Brazil) made better than expected profits despite higher costs. In addition, builders of rigs and other equipment such as Acergy (Norway) and Saipem (Italy) benefited from enormous backlogs of demand.

      Holdings in Japan, especially financials such as Nomura Holdings, Mitsui Sumitomo Insurance and MUFJ (banking) and stocks in IT and industrials fell on disappointment with the lack of speedy development of the local economy.

Q.    DID THE WEIGHTINGS/COUNTRY ALLOCATIONS OF THE FUND CHANGE? WHY?

A. The strong performance of energy holdings led to some sales, reducing their overall weight in the Fund portfolio. Similarly, belief that certain segments of the industrial economy are at an advanced stage led us to trim some late-cycle holdings. The proceeds from these transactions have been used to add to holdings in telecom services, for exposure to high growth markets, consumer staples, to take advantage of resurgent growth in previously ailing economies, and in utilities, where regulated returns have attracted substantial M&A funding.

Q.    WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Several stocks were eliminated from the portfolio during the year including ENI (Italy - energy) and Lukoil (Russia - energy) due to valuation. Others included Telefonica (Spain - telecom) for business reasons and Acom (Japan - consumer finance) for loss of market share to major banks.

      Major acquisitions included several in Japan taking advantage of poor performance: East Japan Railway, for its property holdings, Seven & I (food retail) for accelerating consumption, and Sekisui Chemicals (housing materials). Other additions included Syngenta (Switzerland - agricultural chemicals) and MTN (South Africa - telecom) for its rapid growth in an underdeveloped market.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
-----------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT     ACCOUNT VALUE         EXPENSES
                                 THE BEGINNING OF     AT THE END OF        PAID DURING
                                  THE PERIOD ($)      THE PERIOD ($)     THE PERIOD ($)*
-----------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00            1,141.01            5.78
-----------------------------------------------------------------------------------------
Hypothetical 5% Return
  (2.5% for the period)              1,000.00            1,019.54            5.53
-----------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.09% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      14.10%.

International Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                     International Equity Fund                MSCI EAFE
                      (ending value $20,892)           (ending value $20,962)
12/96                         10,000                           10,000
12/97                         11,017                           10,177
12/98                         12,939                           12,212
12/99                         16,864                           15,505
12/00                         14,719                           13,309
12/01                         11,649                           10,432
12/02                          8,873                            8,769
12/03                         12,236                           12,153
12/04                         14,175                           14,614
12/05                         16,755                           16,592
12/06                         20,892                           20,962

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                          ONE      FIVE     TEN
                                                         YEAR      YEAR    YEAR
--------------------------------------------------------------------------------
International Equity Fund                                24.69%   12.39%   7.65%
--------------------------------------------------------------------------------
MSCI EAFE Index                                          26.34%   14.98%   7.68%
--------------------------------------------------------------------------------
Lipper peer group average*                               24.35%   13.70%   7.58%
--------------------------------------------------------------------------------
Inception date                                          5/1/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in developed and developing countries outside the United States.

TOP TEN LARGEST HOLDINGS AS OF DECEMBER 31, 2006 as a % of Market Value

--------------------------------------------------------------------------------
Roche Holding AG                                                           2.09%
--------------------------------------------------------------------------------
Nomura Holdings, Inc.                                                      1.83%
--------------------------------------------------------------------------------
Royal Bank of Scotland Group, PLC                                          1.79%
--------------------------------------------------------------------------------
Toyota Motor Corp.                                                         1.77%
--------------------------------------------------------------------------------
BHP Billiton PLC                                                           1.73%
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                                       1.71%
--------------------------------------------------------------------------------
Saipem S.p.A.                                                              1.66%
--------------------------------------------------------------------------------
Koninklijke Philips Electronics N.V.                                       1.65%
--------------------------------------------------------------------------------
Nestle S.A. (Regd.)                                                        1.61%
--------------------------------------------------------------------------------
UniCredito Italiano S.p.A.                                                 1.61%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $95,003 (in thousands)

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Continental Europe 38.2%
Japan 18.2%
United States 16.2%
United Kingdom 12.4%
Emerging Asia 4.2%
Pacific Rim 4.2%
Latin America 3.3%
Canada 2.2%
Emerging Europe 1.1%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE INTERNATIONAL CORE PEER GROUP CONSISTING OF 133, 95 AND 37 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                               NUMBER
                                            OF SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.0%+
--------------------------------------------------------------------------------

AUSTRALIA -- 0.8%

Brambles Ltd.                                  22,955    $        232,135 (a)
Paladin Resources Ltd.                         63,152             443,010 (a,f)
                                                                  675,145

BRAZIL -- 1.3%

Petroleo Brasileiro S.A. ADR                   11,629           1,078,706

CANADA -- 2.6%

Canadian National Railway Co.                  20,273             872,277 (f)
EnCana Corp.                                    2,413             111,267 (f)
Potash Corp of Saskatchewan                     7,991           1,146,717
                                                                2,130,261

CHINA -- 0.7%

China Petroleum &
   Chemical Corp.                             608,000             562,872

DENMARK -- 0.5%

Group 4 Securicor PLC                         108,471             399,108

EGYPT -- 0.6%

Orascom Construction Industries                 9,795             473,178

FINLAND -- 1.7%

Nokia OYJ                                      66,667           1,360,854

FRANCE -- 9.1%

Accor S.A.                                      2,786             215,650 (f)
Alstom                                            310              41,982 (a)
AXA S.A.                                       19,061             770,884 (f)
BNP Paribas                                    13,659           1,488,646 (e,f)
Carrefour S.A.                                  3,529             213,783 (f)
Credit Agricole S.A.                           11,338             476,334 (f)
France Telecom S.A.                             2,957              81,689 (f)
Lagardere SCA (Regd.)                           1,753             141,007 (f)
LVMH Moet Hennessy
   Louis Vuitton S.A.                           6,420             676,836
Renault S.A.                                      644              77,278 (f)
Sanofi-Aventis                                  2,517             232,167 (f)
Suez S.A.                                       8,011             414,414
Total S.A.                                     17,148           1,235,758 (f)
Veolia Environnement                           16,595           1,277,968 (f)
                                                                7,344,396

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES               VALUE
--------------------------------------------------------------------------------
GERMANY -- 6.8%

Allianz AG (Regd.)                              3,789    $        773,238
BASF AG                                         4,245             413,388
Bayer AG                                       11,290             605,328
E.ON AG                                         9,905           1,343,087
Linde AG                                        7,533             777,387 (f)
Metro AG                                        5,764             367,190
RWE AG                                          3,280             361,152
Siemens AG (Regd.)                              8,197             812,187
                                                                5,452,957

GREECE -- 0.4%

Hellenic Telecommunications
   Organization S.A.                            9,743             292,412

HONG KONG -- 1.7%

Hongkong Land Holdings Ltd.                   106,999             425,856
Jardine Matheson Holdings Ltd.                 16,541             353,977
Sun Hung Kai Properties Ltd.                   47,930             550,958 (f)
                                                                1,330,791

INDIA -- 1.2%

ICICI Bank Ltd. ADR                            21,225             885,931 (f)
Larsen & Toubro Ltd.                            1,005              32,857
Reliance Capital Ltd. ADR                       1,702              23,344 (a,b)
                                                                  942,132

ITALY -- 5.5%

Banca Intesa S.p.A.                           130,896           1,009,746 (f)
ENI S.p.A.                                      9,254             310,927
Saipem S.p.A.                                  60,431           1,573,029 (f)
UniCredito Italiano S.p.A.                    174,177           1,525,066
                                                                4,418,768

JAPAN -- 21.4%

Asahi Glass Company Ltd.                       50,003             600,095 (f)
Bank of Yokohama Ltd.                          75,506             590,589 (f)
Chiyoda Corp.                                  35,618             696,487 (f)
East Japan Railway Co.                            127             847,342
Hoya Corp.                                     25,500             992,992 (f)
Komatsu Ltd.                                   33,811             685,272
Kubota Corp.                                   18,000             166,472
Mitsubishi Estate Company Ltd.                 58,982           1,524,607
Mitsubishi Heavy Industries Ltd.               30,000             136,209
Mitsubishi UFJ Financial
   Group, Inc.                                    132           1,628,467
Mitsui Sumitomo Insurance
   Company Ltd.                                49,000             535,420
Nidec Corp.                                    14,862           1,147,500 (f)
Nomura Holdings, Inc.                          92,399           1,740,890 (f)
Sekisui Chemical Company Ltd.                  76,998             613,244
Seven & I Holdings Company Ltd.                20,600             639,671 (f)

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES               VALUE
--------------------------------------------------------------------------------
Shiseido Company Ltd.                          38,000    $        822,794 (f)
SMC Corp.                                       2,571             364,219
Sumitomo Realty & Development
   Company Ltd.                                17,000             545,004 (f)
Toray Industries Inc.                         176,999           1,325,023 (f)
Toyota Motor Corp.                             25,204           1,683,722
                                                               17,286,019

MALAYSIA -- 0.0%*

Malaysia International Shipping
   Corp. BHD                                   14,263              35,981

MEXICO -- 0.7%

America Movil S.A. de C.V.
   ADR (Series L)                              13,112             592,925

NETHERLANDS -- 3.0%

ING Groep N.V.                                 19,361             857,566
Koninklijke Philips Electronics N.V.           41,687           1,570,510
                                                                2,428,076

NORWAY -- 3.0%

Acergy S.A.                                    44,033             848,645 (a)
Orkla ASA                                       4,906             278,143
Telenor ASA                                    66,582           1,253,823
                                                                2,380,611

RUSSIA -- 0.1%

Mobile Telesystems OJSC ADR                       979              49,136

SINGAPORE -- 2.4%

CapitaLand Ltd.                               182,000             735,449
Singapore Telecommunications Ltd.             572,760           1,224,436
                                                                1,959,885

SOUTH AFRICA -- 0.7%

MTN Group, Ltd.                                46,134             558,129

SOUTH KOREA -- 2.1%

Kookmin Bank                                    3,600             289,935 (a)
Kookmin Bank ADR                                7,254             584,963
Samsung Electronics
   Company Ltd.                                    30              19,774
Samsung Electronics
   Company Ltd. GDR                             2,304             758,016 (b)
                                                                1,652,688

SPAIN -- 1.5%

Banco Santander Central
   Hispano S.A. (Regd.)                        64,716           1,206,676 (f)

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES               VALUE
--------------------------------------------------------------------------------
SWEDEN -- 1.9%

Sandvik AB                                     64,283    $        934,701
Telefonaktiebolaget LM
   Ericsson (Series B)                        157,085             634,722
                                                                1,569,423

SWITZERLAND -- 11.7%

ABB Ltd. (Regd.)                               65,784           1,177,505
Adecco S.A. (Regd.)                             6,922             472,071
Credit Suisse Group, (Regd.)                   19,203           1,341,080 (e)
Holcim Ltd. (Regd.)                             4,523             413,877
Nestle S.A. (Regd.)                             4,315           1,530,593 (e)
Novartis AG (Regd.)                            23,608           1,358,616
Roche Holding AG                               11,067           1,980,945
Swiss Reinsurance                               6,843             580,761
Syngenta AG (Regd)                              3,009             558,811
                                                                9,414,259

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing Company Ltd.                 401,121             830,924

UNITED KINGDOM -- 14.6%

BG Group, PLC                                  39,900             541,166
BHP Billiton PLC                               89,995           1,645,970 (e)
Diageo PLC                                     45,312             889,043
GlaxoSmithKline PLC                            37,705             991,796 (e)
Group 4 Securicor PLC                         105,605             388,567
Lloyds TSB Group, PLC                          67,536             755,398
National Grid PLC                              19,573             282,329
Prudential PLC                                 69,515             951,679
Reed Elsevier PLC                              40,675             446,198
Rio Tinto PLC (Regd.)                          15,468             822,826
Royal Bank of Scotland
   Group, PLC                                  43,549           1,698,672
Smiths Group, PLC                              28,250             548,195
Tesco PLC                                     117,417             929,552
Vodafone Group, PLC                           328,529             909,818
                                                               11,801,209

TOTAL COMMON STOCK
   (COST $55,583,282)                                          78,227,521

--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.8%
--------------------------------------------------------------------------------
All America Latina Logistica S.A.               8,300              86,188
Cia Vale do Rio Doce ADR                       51,534           1,352,767

TOTAL PREFERRED STOCK
   (COST $1,146,359)                                            1,438,955

TOTAL INVESTMENTS IN SECURITIES
   (COST $56,729,641)                                          79,666,476

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES               VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.0%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 0.9%

GEI Short Term Investment Fund
   5.56%                                      735,151    $        735,151 (c,g)

SHORT-TERM SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN -- 18.1%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                   14,600,997          14,600,997 (c,d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,336,148)                                          15,336,148

TOTAL INVESTMENTS
   (COST $72,065,789)                                          95,002,624

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (17.8)%                                             (14,354,770)
                                                         ----------------

NET ASSETS -- 100.0%                                     $     80,647,854
                                                         ================

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI International Equity had the following short futures contracts open at December 31, 2006:

                                 NUMBER      CURRENT
                   EXPIRATION      OF        NOTIONAL    UNREALIZED
DESCRIPTION           DATE      CONTRACTS      VALUE     APPRECIATION
-----------------------------------------------------------------------
DJ Euro Stoxx
   Index Futures   March 2007       4       $ (219,265)  $        (53)

FTSE 100 Index
   Futures         March 2007       2         (243,313)         2,422

Topix Index
   Futures         March 2007       2         (282,405)          (168)
                                                         ------------
                                                         $      2,201
                                                         ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 2006:

                                          IN
SETTLEMENT                CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
MONTH        TYPE         TO RECEIVE     FOR      AT VALUE    DEPRECIATION
--------------------------------------------------------------------------
Jan-07       Sold   MYR     33,711     $  9,540   $   9,555      $ (15)
                          ------------------------------------------------
                            33,711     $  9,540   $   9,555      $ (15)
                          ================================================
Jan-07       Sold   CAD     24,437     $ 20,996   $  21,000      $  (4)
                          ------------------------------------------------
                            24,437     $ 20,996   $  21,000      $  (4)
                          ================================================
Jan-07       Buy    EUR     14,437     $ 19,042   $  19,038      $  (4)
                          ------------------------------------------------
                            14,437     $ 19,042   $  19,038      $  (4)
                          ================================================
Jan-07       Buy    JPY      3,000     $     25   $      25      $  --
                          ------------------------------------------------
                             3,000     $     25   $      25      $  --
                          ================================================

The GEI International Equity was invested in the following sectors at December 31, 2006:

SECTOR                       PERCENTAGE (BASED ON MARKET VALUE)
-----------------------------------------------------------------
Financials                                 25.11%
Short-Term                                 16.14%
Industrials                                10.82%
Materials                                   9.54%
Energy                                      7.06%
Information Technology                      6.05%
Consumer Discretionary                      5.71%
Consumer Staples                            5.68%
Telecommunication Services                  5.22%
Healthcare                                  4.80%
Utilities                                   3.87%
                                          ------
                                          100.00%
                                          ======

See Notes to Schedule of Investments on page 9 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $781,360 or 0.97% of net assets for the GE Investments International Equity Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)   Coupon amount represents effective yield.

(d) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(e) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(f)   All or a portion of the security is out on loan.

(g) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

ADR   American Depository Receipt

GDR   Global Depository Receipt

REGD. Registered

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                                 12/31/06   12/31/05   12/31/04   12/31/03   12/31/02
-------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --         --         --         --     5/1/95
Net asset value, beginning of period             $  11.42   $   9.76   $   8.52   $   6.23   $   8.28
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                             0.15       0.13       0.11       0.07       0.07
   Net realized and unrealized
      gains/(losses) on investments                  2.67       1.65       1.24       2.29      (2.04)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS       2.82       1.78       1.35       2.36      (1.97)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             0.16       0.12       0.11       0.07       0.08
   Net realized gains                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  0.16       0.12       0.11       0.07       0.08
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  14.08   $  11.42   $   9.76   $   8.52   $   6.23
=======================================================================================================
TOTAL RETURN (a)                                    24.69%     18.19%     15.85%     37.91%    (23.83)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)      $ 80,648   $ 65,450   $ 55,714   $ 45,198   $ 31,683
   Ratios to average net assets:
      Net investment income                          1.16%      1.19%      1.31%      1.13%      0.88%
      Expenses                                       1.13%      1.25%      1.15%      1.07%      1.09%
   Portfolio turnover rate                             34%        53%        38%        35%        42%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

Statement of Assets                                                                INTERNATIONAL
and Liabilities DECEMBER 31, 2006                                                   EQUITY FUND
-------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $56,729,641)                        $  79,666,476
   Short-term Investments (at amortized cost)                                         14,600,997
   Short-term affiliated investments (at amortized cost)                                 735,151
   Foreign cash (cost $216,926)                                                          217,215
   Receivable for investments sold                                                        61,009
   Income receivables                                                                    116,971
   Receivable for fund shares sold                                                           382
   Variation margin receivable                                                             1,573
   Other assets                                                                          127,293
-------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                                    95,527,067
-------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                                           14,600,997
   Payable for investments purchased                                                     190,213
   Payable for fund shares redeemed                                                       15,676
   Payable to GEAM                                                                        72,327
-------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                               14,879,213
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $  80,647,854
=================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                                    57,589,571
   Undistributed (distribution in excess of) net investment income                       (11,962)
   Accumulated net realized gain (loss)                                                  127,056
   Net unrealized appreciation/(depreciation) on:
      Investments                                                                     22,936,835
      Futures                                                                              2,201
      Foreign currency related transactions                                                4,153
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $  80,647,854
=================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                      5,728,683
Net asset value per share                                                          $       14.08

* Includes $13,983,954 of securities on loan.

See Notes to Financial Statements.

Statement of Operations

                                                                                   INTERNATIONAL
FOR THE YEARS ENDED DECEMBER 31, 2006                                               EQUITY FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend                                                                     $   1,729,033
      Interest*                                                                           52,439
      Interest from affliated investments                                                 65,030
      Less: Foreign taxes withheld                                                      (170,089)
-------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                        1,676,413
-------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees                                                   735,030
      Transfer agent fees                                                                     72
      Trustee's fees                                                                       2,758
      Custody and accounting expenses                                                     64,224
      Professional fees                                                                   19,004
      Registration expenses                                                                1,842
      Other expenses                                                                       6,387
-------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                        829,317
-------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                          847,096
=================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments                                                                      7,483,314
      Futures                                                                           (170,922)
      Foreign currency transactions                                                        6,313

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments                                                                      7,925,046
      Futures                                                                            (12,269)
      Foreign currency transactions                                                        5,645
-------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                             15,237,127
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $  16,084,223
=================================================================================================

* Income attributable to security lending activity, net of rebate expenses, was $47,002.

See Notes to Financial Statements.

Statements of                                                                              INTERNATIONAL
Changes in Net Assets                                                                       EQUITY FUND
------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED       YEAR ENDED
                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                       2006             2005
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income (loss)                                               $      847,096   $     713,463
      Net realized gain (loss) on investments, futures, written options,
         foreign currency transactions and swaps                                       7,318,705        6,918,800
      Net increase (decrease) in unrealized appreciation/(depreciation)
         on investments, futures, written options, foreign currency translation        7,918,422        2,825,088
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations                                         16,084,223       10,457,351
------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                             (903,051)        (662,460)
------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                  (903,051)        (662,460)
------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                15,181,172        9,794,891
------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                    18,473,402       15,506,966
      Value of distributions reinvested                                                  903,051          662,453
      Cost of shares redeemed                                                        (19,359,985)     (16,228,136)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share transactions                                     16,468          (58,717)
------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                            15,197,640        9,736,174

NET ASSETS
   Beginning of period                                                                65,450,214       55,714,040
------------------------------------------------------------------------------------------------------------------
   End of period                                                                  $   80,647,854   $   65,450,214
==================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD    $      (11,962)  $       26,984
------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
      Shares sold                                                                      1,476,929        1,576,351
      Issued for distributions reinvested                                                 64,322           57,505
      Shares redeemed                                                                 (1,544,654)      (1,607,573)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                    (3,403)          26,283
==================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the "Fund"), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment obectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

          Cost of        Gross Tax      Gross Tax     Net Tax Appreciation/
      Investments for    Unrealized     Unrealized       (Depreciation)
       Tax Purposes     Appreciation   Depreciation      on Investments
--------------------------------------------------------------------------------
       $ 72,211,097     $ 23,235,796   $ (444,269)        $ 22,791,527

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

Net Tax Appreciation/    Undistributed    Undistributed            Post
  (Depreciation) on         Income/      Long-Term Gains/          October
Derivatives, Currency    (Accumulated     (Accumulated            Losses
 and Other Net Assets   Ordinary Loss)    Capital Loss)     (see Detail Below)
-------------------------------------------------------------------------------
       $  6,354            $ (5,732)        $ 272,364            $  (6,230)

As of December 31, 2006, the Fund has no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2006, the Fund utilized approximately $6,931,084 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2006 as follows:

Capital     Currency
--------------------
$    --     $  6,230

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

 Ordinary              Long-Term
  Income             Capital Gains           Total
-----------------------------------------------------
$  892,355           $      10,696         $  903,051

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

Undistributed
(Distribution
in Excess of)
Net Investment      Accumulated      Paid in
    Income       Net Realized Gain   Capital
---------------------------------------------
   $ 17,009          $ (17,009)        $ --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3. LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

         Annualized based on
       average daily net assets
--------------------------------------
   Average Daily         Advisory and
     Net Assets         Administration
      of Fund                Fees
--------------------------------------
First $100 million         1.00%
Next  $100 million          .95%
Over  $200 million          .90%

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $1,317 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

  Purchases            Sales
--------------------------------
$  24,509,957      $  24,440,407

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

   Loaned
securities at          Cash
market value        collateral*
--------------------------------
$  13,983,954      $  14,600,997

* COLLATERAL OF $14,508,277 INCREASED BY $92,720 ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the International Equity Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

The Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by them directly. For the calendar year ended December 31, 2006, the total amount of income received by the Fund from sources within foreign countries and possession of the United States was $1,716,803 and the total amount of taxes paid by the Fund was $150,654.

The Fund designates as a capital gain dividend with respect to the year ended December 31, 2006 $10,696.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 47

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 45

POSITION(S) HELD WITH FUND Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 41

POSITION(S) HELD WITH FUND Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 59

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 70

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP,CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at
http://www.gefunds.com; and (ii) on the Commission's website at
http://www.sec.gov.
--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Total Return Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Total Return Fund                                                       Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                              22

FINANCIAL STATEMENTS

   Financial Highlights                                                       23

   Statement of Assets and Liabilities                                        24

   Statement of Operations                                                    25

   Statements of Changes in Net Assets                                        26

   Notes to Financial Statements                                              28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       34

TAX INFORMATION                                                               35

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 36

ADDITIONAL INFORMATION                                                        39

INVESTMENT TEAM                                                               42

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Total Return Fund
--------------------------------------------------------------------------------

THE TOTAL RETURN FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, PAUL M. COLONNA, RALPH R. LAYMAN, JUDITH A. STUDER AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS A LEAD MEMBER OF THE TACTICAL ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND. EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF FOUR SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. BROWN MANAGES THE U.S. EQUITY PORTION, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY PORTION, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THIS FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THIS FUND'S OBJECTIVES.

JUDITH A. STUDER IS A DIRECTOR AND EXECTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE TOTAL RETURN FUND SINCE JULY 2004. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT - DOMESTIC EQUITIES IN 1991 AND SENIOR VICE PRESIDENT - INTERNATIONAL EQUITIES IN 1995 AND EXECUTIVE VICE PRESIDENT - INVESTMENT STRATEGIES IN JULY 2006.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE TOTAL RETURN FUND SINCE SEPTEMBER 2003. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUNDS ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS BEEN RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS BEEN RESPONSIBLE FOR THE INTERNATIONAL EQUITY PORTION OF THE TOTAL RETURN FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AND EXECUTIVE VICE PRESIDENT IN 1992.

DIANE M. WEHNER IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS BEEN A PORTFOLIO MANAGER OF THE TOTAL RETURN FUND SINCE JANUARY 2006. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Total Return Fund returned 13.75%. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 15.79% and 4.33%, respectively. The Fund's Lipper peer group of 141 mixed asset target allocation growth funds returned an average of 11.67% for the same period.

[PHOTO OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             Q&A

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Investments Total Return Fund for the twelve-month period ended December 31, 2006 was largely driven by the Fund's overweight position in equities (particularly non-U.S.) and underweight position in fixed income.

      U.S. EQUITY
      --------------------------------------------------------------------------

      For the year, the Dow Jones Industrial Average posted a +19.1% total return, its best annual gain since 2003 and at 12,463, near an all-time high. The S&P 500 ended the year +15.8%, at a level unseen for the past six years, and the Russell 1000 gained +15.5%. The Russell 2000 (+18.4%) outpaced the larger cap indices, and while the tech-heavy NASDAQ Composite (+9.5%) lagged, it still turned in a respectable absolute return. Following solid gains in the third quarter, the U.S. Equity markets continued to rally throughout the fourth quarter of 2006, with each of the broad market indices making strong advances. Investors enjoyed a remarkable second half rally bolstered by declining oil prices, continued profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening.

      During the year, rising markets lifted all S&P 500 sectors. For the 12-month period, telecommunications services (+36.8%), energy (+24.2%) and utilities (+21.0%) led annual index returns, while technology (+8.3%) and healthcare (+7.5%) trailed the benchmark by the widest margins.

      For the eighth consecutive year, small-caps outperformed large-caps, but this year by a narrower margin. For the year, value once again outperformed growth as the Russell 1000 Value returned +22.3% vs. +9.1% for the Russell 1000 Growth. However, mutual fund flows piled into growth during the fourth quarter, potentially a result of a mild valuation advantage over value. We believe we may be at an inflection point for growth to overtake value in the year ahead.

      A slowing housing market did little to squelch consumers' perceptions of their wealth, given cheaper fuel prices they still felt inclined to spend. Lower fuel costs also alleviated margin pressure for corporations and contributed to profit strength for U.S. companies. If one thing surprised us in the U.S. equity landscape in 2006, it was the amazing vitality of corporate earnings. The year witnessed a fourth year of double-digit profit gains for the S&P 500 and according to Thompson Financial, analysts estimated that S&P 500 earnings rose +14.4% in 2006. As companies continued to operate at peak margin levels, the year's market returns kept a better pace with earnings growth. We might expect earnings growth to moderate in 2007 back into the high single-digit range as the economy cools. However, a continuation of the mid-cycle slowdown environment should favor large, high-quality, multinational players, as these companies have the greatest exposure to non-U.S. sources of revenue. In addition to robust corporate earnings, 2006 was also marked by tremendous deal-making activity, with $3.79 trillion of global M&A volume, a 38% increase over 2005. The year's brisk M&A activity was driven by private equity, with $738 billion in buyout volume more than doubling the previous record and comprising approximately 20% of overall M&A volume.

      Despite outperforming for the majority of the year, the last couple of months were challenging for the U.S. Disciplined Growth Equity portion of the Fund, which resulted in this strategy modestly trailing its benchmark for the year. The key sectors detracting from performance were financials, telecom services, and utilities. Sectors adding most to Fund performance included information technology, energy, materials, and consumer staples. The philosophy of the Disciplined Growth Equity strategy remains unchanged which is to focus on fundamental, bottom-up stock selection to identify high quality companies that have the ability to produce above average earnings growth for the foreseeable future.

      In the mid-cap equity strategy, we focused on investing in attractively valued companies with solid earnings prospects, strong market share, superior long-term fundamentals, and prospects for above average earnings growth. Throughout 2006, traditional value-oriented investments, including utilities and REITs, outperformed growth sectors such as

Total Return Fund
--------------------------------------------------------------------------------

      healthcare and information technology. The growth bias, along with the overweight in healthcare and information technology and the underweight in utilities and REITs, hurt relative performance. The Fund benefited from an underweight in homebuilding stocks that, although recovered somewhat during the second half of the year, declined on average of about 25% in 2006. Weakening consumer spending, a byproduct of the depressed housing market, negatively impacted sales of some of the consumer discretionary companies held in the Fund. Although we reduced exposure to energy stocks throughout the year, our overweight in the sector detracted from performance. The energy sector, which held top ranking in 2005, was the worst performing sector in the mid-cap space as companies suffered from a reversal in energy prices. The Fund was also negatively affected by stock selection in the information technology and consumer staples sectors. The Fund experienced mixed performance in the healthcare sector and participated in the strength of the commercial real estate market.

      OUTLOOK

      As we look ahead, we are constructive on the opportunities within the U.S. equity market, as we believe several factors could support continued upside for stocks. These include valuation, which is still attractive with the S&P 500 forward price-to-earnings ratio at 15.8x and in the low end of its ten-year range. We believe that the multiple expansions we witnessed in the fourth quarter could persevere into 2007, underpinned by lower core inflation and a less inverted yield curve. In addition, the attractive absolute returns and momentum from 2006 could coax some investors off of the sidelines and increase appetite for U.S. stocks. Finally, liquidity remains strong, leading us to expect a continuation of strong M&A and buyout activity that could send markets higher.

      Despite our positive outlook, we recognize the risks that exist, including geopolitical uncertainty and terrorism. Although oil prices remain flat year-over-year and demand conditions are benign, the aforementioned risks could cause a harmful spike in energy prices if they came to pass. We continue to watch the U.S. housing market for signs of distress, which could weigh on the economy and the stock market. To date, however, the housing correction has been orderly, and reports late in the year suggested that housing has stabilized. Finally, we are cognizant of the weakening dollar, and would be concerned if it leads to higher inflation and a rise in interest rates. In the meantime, however, a weaker dollar could be wind in the sails of the U.S. multinationals in which we are actively invested. Overall, at year-end the underlying fundamentals appeared solid -- from inflation to interest rates and valuations.

      INTERNATIONAL EQUITY
      --------------------------------------------------------------------------

      Last year was a period of highs and lows, starting strong, fading in the second and third quarters, and finishing off with a flourish. Throughout the period, volatility of news flow was as much a factor as volatility of prices. Last year we worried about avian flu, Iran's nuclear ambitions, and the election of a Hamas government in Palestine. Iraq has gone from very bad to much worse, a war has been fought in Lebanon, North Korea has developed missile technology, Russia has rattled gaseous and oily sabres at Ukraine and Belarus (and by extension, Western Europe) and NE Africa is a humanitarian disaster.

      So how did the markets survive these issues not only unscathed but with the second best absolute performance in the last four years of double-digit returns? The answer lies in low interest rates, despite multiple hikes from central banks around the world; continued improvements in productivity that allowed smart companies to offset higher commodity costs and remain competitive; attractive valuations, despite several quarters of gains; and massive amounts of liquidity sitting in private equity and leveraged buyout funds, lining up to take advantage of the positive spread between cash flow yields and borrowing costs.

      The index saw a wide range of performances not correlated to defensive or cyclical biases but based on sheer cash generation and/or attractiveness to the managers of the M&A funds that dominate the landscape. While several sectors (financials, telecom services, industrials, and consumer discretionary) were clustered around the EAFE benchmark return of 26.3%, the outliers were interesting for their variety. Utilities led the way, up 48.6% driven by M&A pursuing

--------------------------------------------------------------------------------
                                                                             Q&A

      regulated returns; materials gained 35.0%; and consumer staples rose 29.6%. Laggards included information technology, up 12.8% as pricing concerns overwhelmed strong volume growth, healthcare, up 16.6% on pipeline concerns; and energy, up 19.8% as profit growth slowed. For the portfolio, the gains were principally through stock selection in energy and telecom services while negative attribution stemmed from holdings in financials, industrials, and IT. Negative attribution also came largely from holdings in Japan, where uncertain progress in the economy outweighed the success enjoyed by many major companies.

      Emerging markets returned 32.2% for the year. China performed strongly as IPOs and improved access for foreign institutional investors energized its equity market. The other "BRIC" countries, Brazil, Russia, and India, also performed well. Emerging market investors were reminded of the potential for negative surprises when a panicky reaction from the Thai authorities to an unwelcome strengthening of the local currency led to the introduction of capital controls for foreigners that were reminiscent of the darkest days for emerging markets of the 1990s. Although the restrictions were quickly rescinded, the damage had been done and confidence may take some time to restore. While emerging market valuations still appear attractive, future outperformance will depend less on their relative cheapness and more on growth in their domestic economies in tandem with a strong global environment.

      OUTLOOK

      After four years of double-digit returns in the developed international equity markets there is a degree of uncertainty as we stride into 2007. Negative factors include the potential for further increases in rates, the risk of a major slowdown in the U.S. based on weakness in housing, further deterioration in Middle East geopolitics, and accelerated weakness in the dollar. Uncertainties lie in politics and changes looming in France, the U.K., and Japan. The consumer's behavior in the recovering markets of Europe and Japan will be key, and the price of oil will be just one of the variables that will affect consumer sentiment in the months ahead.

      Perhaps most vital to our financial markets, however, is the maintenance of liquidity, the fuel that has powered the increase in asset prices for the last few years. Against this backdrop we have a low interest rate environment, a corporate sector that is generating greater cash returns than in any previous period, rising demand throughout the world, and technological developments that offer new opportunities in this fast changing environment.

      The portfolio continues to believe in the upward trend of commodity prices in a high-demand world, subject, of course, to periods of volatility and uncertainty. Japan is embarking on a new period of growth in a hesitant, nervous fashion but the signs are clear that the economy is improving. Domestic Japanese companies offering services and products to the population have better times ahead. The industrial sector, especially capital goods, can benefit from the huge amount of infrastructure investment needed around the world today and banks can finance increased business investment and personal borrowing in those parts of the world where such activity is relatively light. Pharmaceutical companies might struggle against new legislation from a Democratic U.S. Congress but the benefits for the best R&D and most efficacious products will still be there. In short, this continues to be a stock picker's market.

      FIXED INCOME
      --------------------------------------------------------------------------

      The Lehman Brothers Aggregate Bond Index finished 2006 with a total return of 4.3%. In a year of mild returns, investors were rewarded for taking non-interest rate risk (credit, securitized). The investment grade credit market finished the year strong with a total return of 4.3%. The U.S. Treasury Index returned 3.1% and government agency securities posted a return of 4.4% for the year. The best performing sectors were high yield and emerging market debt, returning 11.9% and 9.9%, respectively.

      Treasury yields moved up then down over the course of 2006, reflecting investor reaction to economic data and dynamic sentiment around future Fed policy moves. The Federal Reserve under Ben Bernanke's leadership continued to raise the fed funds rate in the first half of 2006, stopping in June at 5.25%. Although

Total Return Fund
--------------------------------------------------------------------------------
                                                                             Q&A

      it kept the rate steady in the second half, language from the Federal Open Market Committee and various Fed members emphasized nascent inflation risks despite economic growth slowed by weakness in the housing and auto markets. Interest rates did back up in 2006 with yields on the 2-year and 10-year note ending at 4.8% and 4.7%, respectively, up 41 and 31 basis points. The 10-year note traded to a higher yield through June as the Fed raised short rates amid strong economic growth above 4%. Yields moved lower by December after the Fed paused and GDP growth slipped to roughly 2%.

      The overweight in BBB-rated corporate bonds contributed positively to portfolio performance. Some value was also obtained from yield curve positioning while the contribution from tactical duration moves was neutral.

      OUTLOOK

      The Fed continues to plainly state that its view favors a moderate expansion ahead and that inflation risks remain, which may warrant "additional firming" of policy. While the Fed appears to be biased toward further rate hikes in 2007, the U.S. Treasury market is priced for a reduction in rates. We also expect the Fed Funds rate will be lower by the end of 2007 with timing dependent on economic data. This view is based primarily on our analysis of the real funds rate, housing prices, and the yield curve, which puts the chance of recession around 50%. Our strongest conviction on interest rates looks for a steeper yield curve most likely driven by lower short-term rates as economic growth disappoints. If, however, a moderate expansion does occur and inflation edges up as suggested by the Fed, we could still see a steeper yield curve through higher long-term rates. Our focus in early 2007 will be toward reducing the portfolio overweight in BBB-rated companies, which we view as holding higher event risk, opting for a higher quality credit portfolio.

Total Return Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE       EXPENSES PAID
                        BEGINNING OF THE PERIOD($)     END OF THE PERIOD($)    DURING PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
       Class 1                   1,000.00                   1,105.09                  1.96
       Class 2                   1,000.00                   1,103.50                  3.02
       Class 3                   1,000.00                   1,104.83                  3.22
       Class 4                   1,000.00                   1,103.19                  3.52
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
       Class 1                   1,000.00                   1,023.07                  1.89
       Class 2                   1,000.00                   1,022.09                  2.91
       Class 3                   1,000.00                   1,021.90                  3.10
       Class 4                   1,000.00                   1,021.62                  3.39
-------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR CLASS 1, 0.57% FOR CLASS 2, 0.61% FOR CLASS 3, AND 0.67% FOR CLASS 4, (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WERE AS
      FOLLOWS: 10.51% FOR CLASS 1 SHARES, 10.35% FOR CLASS 2 SHARES, 10.48% FOR CLASS 3 SHARES, AND 10.32% FOR CLASS 4 SHARES.

Total Return Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of equity securities and investment grade debt securities.
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------
U.S. Treasury Notes, 4.63%, 11/30/08 - 11/15/16                            5.87%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc., 5.50%, TBA                               1.80%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          1.61%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc., 5.00%, TBA                               1.22%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.20%
--------------------------------------------------------------------------------
American International Group, Inc.                                         1.19%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              1.11%
--------------------------------------------------------------------------------
Wyeth                                                                      1.08%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        0.99%
--------------------------------------------------------------------------------
Pfizer Inc.                                                                0.90%
--------------------------------------------------------------------------------

LIPPER PERFORMANCE
COMPARISON

Mixed-Asset Target Allocation Growth Funds

Based on average annual total returns for the periods ended 12/31/06

                                                              ONE   FIVE   TEN
                                                             YEAR   YEAR   YEAR
                                                            -----   -----  -----
Number of Funds in  peer group:                               141     74     41
--------------------------------------------------------------------------------
Peer group average annual total return:                     11.67%  6.37%  7.18%
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                 CLASS 1 SHARES
--------------------------------------------------------------------------------

                [LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                                     Total Return                   LB Aggregate
                                         Fund       S&P 500 Index    Bond Index

12/96                                  $10,000         $10,000        $10,000
12/97                                  $11,799         $13,329        $10,965
12/98                                  $13,816         $17,154        $11,918
12/99                                  $15,647         $20,768        $11,820
12/00                                  $16,420         $18,861        $13,194
12/01                                  $15,946         $16,614        $14,308
12/02                                  $14,461         $12,942        $15,776
12/03                                  $17,399         $16,660        $16,423
12/04                                  $18,823         $18,473        $17,136
12/05                                  $19,514         $19,382        $17,552
12/06                                  $22,197         $22,442        $18,312

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED DECEMBER 31, 2006

                                                                        ENDING
                                                                      VALUE OF A
                                                 ONE    FIVE    TEN     $10,000
                                                YEAR    YEAR   YEAR   INVESTMENT
                                               ------   ----   ----   ----------
Total Return Fund                               13.75%  6.84%  8.30%    $22,197
S&P 500 Index                                   15.79%  6.20%  8.42%    $22,442
LB Aggregate Bond Index                          4.33%  5.06%  6.24%    $18,312
Inception date                                 7/1/85

--------------------------------------------------------------------------------

                                 CLASS 2 SHARES
--------------------------------------------------------------------------------

                [LINE GRAPH OMITTED,PLOT POINTS ARE AS FOLLOWS:]

                                                    Total Return
                                                        Fund       S&P 500 Index

05/06                                                 $10,000        $10,000
06/06                                                 $ 9,701        $ 9,725
07/06                                                 $ 9,742        $ 9,785
08/06                                                 $ 9,977        $10,018
09/06                                                 $10,100        $10,276
10/06                                                 $10,376        $10,611
11/06                                                 $10,605        $10,813
12/06                                                 $10,705        $10,965

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                       ENDING
                                                                     VALUE OF A
                              CURREN   QUARTER    SIX       SINCE      $10,000
                               MONTH   TO DATE   MONTHS   INCEPTION   INVESTMENT
                              ------   -------   ------   ---------   ----------
Total Return Fund               0.94%   5.99%    10.35%     7.05%       $10,705
S&P 500 Index                   1.40%   6.70%    12.74%     9.65%       $10,965
Inception date                5/1/06

--------------------------------------------------------------------------------

                                 CLASS 3 SHARES
--------------------------------------------------------------------------------

                [LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                                                    Total Return
                                                       Fund        S&P 500 Index

05/06                                                 $10,000        $10,000
06/06                                                 $ 9,701        $ 9,725
07/06                                                 $ 9,742        $ 9,785
08/06                                                 $ 9,982        $10,018
09/06                                                 $10,106        $10,276
10/06                                                 $10,382        $10,611
11/06                                                 $10,605        $10,813
12/06                                                 $10,717        $10,965

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED DECEMBER 31, 2006

                                                                        ENDING
                                                                      VALUE OF A
                             CURRENT   QUARTER      SIX     SINCE      $10,000
                               MONTH   TO DATE   MONTHS  INCEPTION    INVESTMENT
                             -------   -------   ------  ----------   ----------
Total Return Fund               1.06%   6.05%     10.48%    7.17%       $10,717
S&P 500 Index                   1.40%   6.70%     12.74%    9.65%       $10,965
Inception date                5/1/06

--------------------------------------------------------------------------------

                                 CLASS 4 SHARES
--------------------------------------------------------------------------------

                [LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                                                    Total Return
                                                       Fund        S&P 500 Index

05/06                                                 $10,000        $10,000
06/06                                                 $ 9,689        $ 9,725
07/06                                                 $ 9,730        $ 9,785
08/06                                                 $ 9,965        $10,018
09/06                                                 $10,088        $10,276
10/06                                                 $10,364        $10,611
11/06                                                 $10,587        $10,813
12/06                                                 $10,689        $10,965

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED DECEMBER 31, 2006

                                                                        ENDING
                                                                      VALUE OF A
                             CURRENT   QUARTER     SIX     SINCE        $10,000
                               MONTH   TO DATE   MONTHS  INCEPTION    INVESTMENT
                             -------   -------   ------  ----------   ----------
Total Return Fund               0.96%    5.95%    10.32%   6.89%        $10,689
S&P 500 Index                   1.40%    6.70%    12.74%   9.65%        $10,965
Inception date                5/1/06

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $2,051,513 (in thousands) as of December 31, 2006

                [PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Domestic Equity                                                            38.4%
Bonds & Notes                                                              24.6%
Foreign Equity                                                             23.9%
Short Term & Others                                                        13.1%

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 43.1%+
--------------------------------------------------------------------------------

COMMON STOCK -- 43.1%

CONSUMER DISCRETIONARY -- 6.0%

Bed Bath & Beyond, Inc.                            306,292   $  11,669,725 (a)
Boyd Gaming Corp.                                   15,256         691,249
Carnival Corp.                                     229,332      11,248,735 (h)
Comcast Corp. (Class A)                            382,221      16,007,415 (a)
Global Cash Access Holdings, Inc.                   82,850       1,344,656 (a)
Home Depot, Inc.                                   315,969      12,689,315 (h)
Liberty Global, Inc. (Series C)                    138,357       3,873,996 (a)
Liberty Media Holding Corp -
   Capital (Series A)                               85,519       8,379,152 (a)
Liberty Media Holding Corp -
   Interactive (Series A)                          427,597       9,223,267 (a)
Life Time Fitness, Inc.                             21,026       1,019,971 (a,j)
Omnicom Group, Inc.                                 76,444       7,991,456
O'Reilly Automotive, Inc.                           43,183       1,384,447 (a)
Pulte Homes, Inc.                                   30,774       1,019,235
Regal Entertainment Group,
   (Class A)                                        73,862       1,574,738 (j)
Staples, Inc.                                      187,914       5,017,304
Starwood Hotels & Resorts
   Worldwide, Inc.                                  23,116       1,444,750
Target Corp.                                        76,444       4,361,130
The Cheesecake Factory                              50,761       1,248,721 (a)
The E.W. Scripps Co. (Class A)                      39,200       1,957,648 (j)
Univision Communications Inc.
   (Class A)                                        28,601       1,013,047 (a)
Viacom Inc. (Class B)                               82,814       3,397,858 (a)
Williams-Sonoma, Inc.                               40,158       1,262,568 (j)
                                                               107,820,383

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.9%

Alberto-Culver Co.                                  56,531   $   1,212,590
Clorox Co.                                         121,641       7,803,271
Colgate-Palmolive Co.                              248,267      16,196,939 (h)
PepsiCo, Inc.                                      363,007      22,706,088
Sally Beauty Holdings, Inc.                         76,745         598,611 (a)
The Coca-Cola Co.                                  369,609      17,833,634 (h)
The Kroger Co.                                      43,164         995,793
Weight Watchers
   International Inc.                               38,916       2,044,257
                                                                69,391,183

ENERGY -- 3.8%

Dresser-Rand Group, Inc.                            53,762       1,315,556 (a)
EOG Resources, Inc.                                 98,566       6,155,447
Exxon Mobil Corp.                                  430,636      32,999,637 (h)
GlobalSantaFe Corp.                                 32,705       1,922,400
Halliburton Co.                                    114,666       3,560,379
Hess Corp.                                          34,270       1,698,764
Peabody Energy Corp.                                31,990       1,292,716
Schlumberger Ltd.                                  259,854      16,412,379
Valero Energy Corp.                                 15,122         773,642
Weatherford International Ltd.                      33,673       1,407,195 (a)
                                                                67,538,115

FINANCIALS -- 7.3%

Affiliated Managers Group, Inc.                     15,856       1,666,941 (a,j)
AFLAC Incorporated                                 135,051       6,212,346 (h)
Allied World Assurance
   Holdings Ltd.                                    29,608       1,291,797
American International
   Group, Inc.                                     341,451      24,468,379 (h)
Bank of America Corp.                              342,946      18,309,887 (h)
Calamos Asset Management Inc.
   (Class A)                                        54,981       1,475,140
CB Richard Ellis Group, Inc.
   (Class A)                                       109,504       3,635,533 (a)
Citigroup, Inc.                                    101,926       5,677,278
CVB Financial Corp.                                 79,411       1,148,283 (j)
Douglas Emmett, Inc. (REIT)                         30,736         817,270
Everest Re Group, Ltd.                              74,607       7,319,693
Federal National Mortgage Assoc.                   205,125      12,182,374
Greenhill & Company, Inc.                           25,660       1,893,708 (j)
Hartford Financial Services
   Group, Inc.                                      17,084       1,594,108
HCC Insurance Holdings, Inc.                       146,068       4,687,322
Legg Mason, Inc.                                    22,321       2,121,611
M&T Bank Corp.                                       8,450       1,032,252
Maguire Properties, Inc. (REIT)                     24,287         971,480
Mellon Financial Corp.                             146,518       6,175,734
Metlife, Inc.                                       99,378       5,864,296
SL Green Realty Corp. (REIT)                        11,238       1,492,182
State Street Corp.                                 165,629      11,170,020 (e)
SunTrust Banks, Inc.                                86,637       7,316,495
Zions Bancorporation                                20,396       1,681,446
                                                               130,205,575

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
HEALTHCARE - 7.1%

Abbott Laboratories                                338,903   $  16,507,965 (h)
Advanced Medical Optics, Inc.                       53,980       1,900,096 (a,j)
Aetna, Inc.                                        203,851       8,802,286
Alcon, Inc.                                         15,589       1,742,383
Amgen, Inc.                                        257,694      17,603,077 (a,h)
Amylin Pharmaceuticals, Inc.                        39,640       1,429,815 (a,j)
Barr Pharmaceuticals, Inc.                          44,712       2,240,965 (a)
Caremark Rx, Inc.                                   34,462       1,968,125
DENTSPLY International, Inc.                        49,614       1,480,978
Gilead Sciences, Inc.                               19,301       1,253,214 (a)
Henry Schein, Inc.                                  33,026       1,617,613 (a)
Lincare Holdings Inc.                              207,673       8,273,692 (a)
Manor Care, Inc.                                    39,431       1,850,103
Martek Biosciences Corp.                            46,432       1,083,723 (a,j)
Medtronic Inc.                                     159,259       8,521,949
Pfizer Inc.                                        709,898      18,386,358
Psychiatric Solutions Inc.                          69,619       2,612,105 (a)
Quest Diagnostics Inc.                              29,538       1,565,514
Resmed, Inc.                                        26,285       1,293,748 (a,j)
Thermo Electron Corp.                               71,608       3,243,126 (a)
Vertex Pharmaceuticals, Inc.                        27,377       1,024,447 (a)
Wyeth                                              433,158      22,056,405
                                                               126,457,687

INDUSTRIALS - 3.4%

ChoicePoint, Inc.                                   27,525       1,083,935 (a)
Corinthian Colleges, Inc.                          169,276       2,307,232 (a,j)
Corporate Executive Board Co.                       17,178       1,506,511
CoStar Group, Inc.                                  22,761       1,219,079 (a,j)
Danaher Corp.                                       16,843       1,220,107
Dover Corp.                                        321,921      15,780,568 (h)
Eaton Corp.                                         17,078       1,283,241
Harsco Corp.                                        25,293       1,924,797
Hexcel Corp.                                        81,523       1,419,315 (a,j)
Joy Global, Inc.                                    26,285       1,270,617
MoneyGram International, Inc.                       64,150       2,011,744
Rockwell Collins, Inc.                              35,321       2,235,466
Southwest Airlines Co.                             500,625       7,669,575
Spirit Aerosystems
   Holdings, Inc. (Class A)                          2,715          90,871 (a)
Stericycle, Inc.                                    23,628       1,783,914 (a)
Sunpower Corp. (Class A)                            38,775       1,441,267 (a,j)
Tyco International Ltd.                            279,862       8,507,805
United Technologies Corp.                          124,791       7,801,933
                                                                60,557,977

INFORMATION TECHNOLOGY - 10.0%

Activision, Inc.                                   299,615       5,165,362 (a)
Affiliated Computer
   Services, Inc. (Class A)                         28,436       1,388,814 (a)
Analog Devices, Inc.                               152,744       5,020,695 (h)
aQuantive, Inc.                                     18,308         451,475 (a,j)
Automatic Data Processing, Inc.                    201,250       9,911,563
CDW Corp.                                            7,808         549,059
Checkfree Corp.                                     38,222       1,534,996 (a)

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                745,331   $  20,369,896 (a,h)
Citrix Systems, Inc.                                17,230         466,072 (a)
Cogent, Inc.                                       108,065       1,189,796 (a,j)
Comverse Technology, Inc.                           76,453       1,613,923 (a)
Dell, Inc.                                         101,926       2,557,323 (a)
DST Systems, Inc.                                   21,454       1,343,664 (a)
eBay, Inc.                                          42,044       1,264,263 (a)
EMC Corp.                                          388,719       5,131,091 (a)
Fidelity National Information
   Services, Inc.                                   86,637       3,473,277 (j)
First Data Corp.                                   255,328       6,515,971
Fiserv, Inc.                                        16,630         871,745 (a)
Harris Corp.                                        58,082       2,663,641
Intel Corp.                                        254,814       5,159,984
Intuit Inc.                                        249,641       7,616,547 (a)
Juniper Networks, Inc.                              91,532       1,733,616 (a)
Linear Technology Corp.                             72,446       2,196,563
Macrovision Corp.                                   41,615       1,176,040 (a)
Marvell Technology Group, Ltd.                      39,662         761,114 (a)
Microchip Technology Inc.                           35,349       1,155,912
Microsoft Corp.                                    825,301      24,643,488
Molex, Inc. (Class A)                              487,786      13,511,673
NAVTEQ Corp.                                        31,882       1,114,914 (a)
Neustar, Inc. (Class A)                             37,976       1,231,941 (a,j)
Oracle Corp.                                       968,139      16,593,902 (a)
Paychex, Inc.                                      177,078       7,001,664
SAIC, Inc.                                          69,216       1,231,353 (a)
Western Union Co.                                  509,628      11,425,860
Wind River Systems, Inc.                           110,112       1,128,648 (a)
Yahoo! Inc.                                        364,302       9,304,273 (a)
                                                               178,470,118

MATERIALS - 1.1%

Cabot Corp.                                         19,508         849,964
Martin Marietta Materials, Inc.                     18,527       1,925,141
Monsanto Co.                                       259,429      13,627,805
Praxair, Inc.                                       31,030       1,841,010
Sealed Air Corp.                                    17,916       1,163,107
                                                                19,407,027

TELECOMMUNICATION SERVICES - 0.1%

American Tower Corp. (Class A)                      44,542       1,660,526 (a)
Leap Wireless International Inc.                     4,724         280,936 (a)
NII Holdings Inc. (Class B)                         11,366         732,425 (a,j)
                                                                 2,673,887

UTILITIES - 0.4%

Ameren Corp.                                        15,046         808,422
DTE Energy Co.                                      30,774       1,489,769 (j)
ITC Holdings Corp.                                  18,557         740,424
PPL Corp.                                           54,175       1,941,632
SCANA Corp.                                         37,543       1,524,997
                                                                 6,505,244

TOTAL COMMON STOCK
   (COST $694,241,392)                                         769,027,196

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.0%*
--------------------------------------------------------------------------------

KeyCorp Capital
   (COST $420,000)                                  16,800   $     424,032 (a)

TOTAL DOMESTIC EQUITY
   (COST $694,661,392)                                         769,451,228

--------------------------------------------------------------------------------
FOREIGN EQUITY - 27.4%
--------------------------------------------------------------------------------

COMMON STOCK - 26.9%

CONSUMER DISCRETIONARY - 1.8%

Accor S.A.                                          15,379       1,190,408 (j)
China Travel International Inv                     633,319         209,281
Dogan Yayin Holding                                 60,407         212,373 (a)
Gafisa S.A.                                         24,976         373,646 (a)
Genting Berhad                                      43,600         407,823
Hyundai Motor Co.                                    3,230         234,088 (a)
Indian Hotels Company Ltd.                          70,650         246,860
Koninklijke Philips Electronics N.V.               231,186       8,709,666
Lagardere SCA (Regd.)                                9,724         782,176 (j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                               35,605       3,753,697 (j)
Massmart Holdings Ltd.                              16,759         166,859
Prajay Engineers Syndicate Ltd.                     46,790         311,334
Reed Elsevier PLC                                  225,571       2,474,475
Renault S.A.                                         3,572         428,630 (j)
Sekisui Chemical Company Ltd.                      421,989       3,360,896
Shenzhou International Group,
   Holdings Ltd.                                   207,000          85,171
Toyota Motor Corp.                                 139,688       9,331,681
Urbi Desarrollos
   Urbanos S.A. de C.V.                            123,137         443,557 (a)
                                                                32,722,621

CONSUMER STAPLES - 1.9%

Bajaj Hindusthan Ltd.                               40,131         199,476
Carrefour S.A.                                      19,573       1,185,709 (j)
Central European Distribution Corp.                  4,342         128,957 (a,j)
Chaoda Modern Agriculture                          956,000         615,842
Cosan S.A. Industria e Comercio                     16,700         349,644 (a)
Diageo PLC                                         251,270       4,930,034
Fomento Economico Mexicano
   S.A. de C.V. ADR (Series B)                       3,829         443,245
IOI Corp Bhd                                       102,000         531,973
Metro AG                                            31,938       2,034,579
Nestle S.A. (Regd.)                                 23,929       8,487,963
Seven & I Holdings Company Ltd.                    114,200       3,546,137
Shinsegae Company Ltd.                                 410         255,699 (a)
Shiseido Company Ltd.                              216,000       4,676,933 (j)
Tesco PLC                                          651,019       5,153,904
Tiger Brands Ltd.                                   17,047         413,436
Uni-President Enterprises Corp.                    356,000         355,071
                                                                33,308,602

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
ENERGY - 2.6%

Acergy S.A.                                        243,939   $   4,701,419 (a)
BG Group, PLC                                      221,270       3,001,096
CAT Oil AG                                          17,330         456,359 (a)
Centurion Energy
   International Inc.                               27,911         286,138 (a)
China Petroleum &
   Chemical Corp.                                4,172,000       3,862,342
China Shenhua Energy
   Company Ltd.                                    114,500         275,604
EnCana Corp.                                        13,381         617,019
ENI S.p.A.                                          51,310       1,723,976
LUKOIL ADR                                           8,610         752,514
Nexen, Inc.                                         25,485       1,401,675
OAO Gazprom ADR                                     36,788       1,692,248
Paladin Resources Ltd.                             349,296       2,450,304 (a)
PetroChina Company Ltd.                            258,000         365,574
Petroleo Brasileiro S.A. ADR                        84,436       7,832,283
Reliance Industries Ltd.                            10,198         292,841
Saipem S.p.A.                                      335,133       8,723,567 (j)
Sasol Ltd.                                          12,200         447,788
Sibir Energy Plc                                     7,712          64,902 (a)
Total S.A.                                          95,100       6,853,311 (j)
                                                                45,800,960

FINANCIALS - 7.6%

Akbank TAS                                          35,109         213,157
Allianz AG (Regd.)                                  21,011       4,287,807
Amata Corp.                                        603,829         205,452
AXA S.A.                                           105,709       4,275,191 (j)
Banca Intesa S.p.A.                                725,873       5,599,461 (j)
Banco do Brasil S.A.                                 6,264         187,773
Banco Santander Central
   Hispano S.A. (Regd.)                            358,895       6,691,855
Bank of Yokohama Ltd.                              423,012       3,308,692
BNP Paribas                                         75,744       8,255,071 (j)
Capital Securities Corp.                           935,712         403,460
CapitaLand Ltd.                                  1,007,000       4,069,217
China Vanke Company Ltd.                           278,900         535,405
Credit Agricole S.A.                                62,871       2,641,350 (j)
Credit Suisse Group, (Regd.)                       106,495       7,437,289
Cyrela Brazil Realty S.A.                           23,100         220,613
Emaar Properties                                    93,916         311,967
Hongkong Land Holdings Ltd.                        589,999       2,348,196
Hung Poo Real Estate
   Development Corp.                               566,000         668,743
ICICI Bank Ltd.                                      4,172          84,161
ICICI Bank Ltd. ADR                                 89,729       3,745,288
ING Groep N.V.                                     107,369       4,755,746
Jardine Matheson Holdings Ltd.                      90,306       1,932,548
Kookmin Bank                                        69,131       5,567,647 (a)
Lloyds TSB Group, PLC                              374,535       4,189,216
Mitsubishi Estate Company Ltd.                     329,982       8,529,601
Mitsubishi UFJ Financial Group, Inc.                   731       9,018,254
Mitsui Sumitomo Insurance
   Company Ltd.                                    269,000       2,939,348
Nomura Holdings, Inc.                              512,798       9,661,630 (j)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
Ping An Insurance Group                            108,000   $     596,432
Plaza Centers N.V.                                  66,734         255,340 (a)
Prudential PLC                                     385,514       5,277,789
PT Bank Niaga                                    4,776,516         488,619
Royal Bank of Scotland Group, PLC                  241,458       9,418,311
Samsung Fire & Marine Insurance
   Company Ltd.                                      1,900         329,946
Siam Commercial Bank PCL                           223,500         355,498
Standard Bank Group, Ltd.                           30,448         408,089
State Bank of India Ltd. GDR                         4,526         336,734
Sumitomo Realty & Development
   Company Ltd.                                     96,000       3,077,672
Sun Hung Kai Properties Ltd.                       266,476       3,063,159
Swiss Reinsurance                                   28,286       2,400,614
UniCredito Italiano S.p.A.                         965,927       8,457,502 (j)
                                                               136,549,843

HEALTHCARE -- 1.6%

Angiotech Pharmaceuticals, Inc.                    105,508         866,748 (a)
GlaxoSmithKline PLC                                209,079       5,499,635
Hikma Pharmaceuticals PLC                           14,599         104,361
Novartis AG (Regd.)                                130,928       7,534,769
Richter Gedeon Nyrt                                  1,960         446,600
Roche Holding AG                                    61,363      10,983,711
Sanofi-Aventis                                      13,978       1,289,325
Smith & Nephew PLC ADR                              29,286       1,532,536 (j)
Teva Pharmaceutical
   Industries Ltd. ADR                               8,092         251,499 (j)
Yuhan Corp.                                          1,165         222,978 (a)
Zentiva N.V.                                         4,509         274,338
                                                                29,006,500

INDUSTRIALS -- 3.5%

ABB Ltd. (Regd.)                                   364,806       6,529,869
Adecco S.A. (Regd.)                                 38,366       2,616,506
Air China Ltd.                                     376,000         203,537
Alstom                                               1,702         230,494 (a)
Asahi Glass Company Ltd.                           280,005       3,360,389 (j)
Barloworld Ltd.                                      9,682         225,203
Brambles Ltd.                                      118,577       1,199,122 (a)
Canadian National Railway Co.                      112,429       4,837,432
China Communications Construction
   Company Ltd.                                    484,080         478,027 (a)
Chiyoda Corp.                                      200,676       3,924,091 (j)
Doosan Heavy Industries and
   Construction Company Ltd.                        11,110         528,621 (a)
East Japan Railway Co.                                 698       4,657,043
Empresas ICA Sociedad
   Controladora S.A. de C.V.                        98,741         372,095 (a)
Enka Insaat ve Sanayi AS                            34,685         369,745
Fraser and Neave Ltd.                               66,000         193,574
Grasim Industries Ltd.                               4,063         256,577
Group 4 Securicor PLC                              601,543       2,213,316
Group 4 Securicor PLC                              585,652       2,154,873
Grupo Aeroportuario del Sureste
   S.A. de C.V. ADR (Series B)                       7,614         323,367 (j)
Jaiprakash Associates Ltd.                          30,777         504,212
Komatsu Ltd.                                       189,075       3,832,119

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
Kubota Corp.                                       102,000   $     943,343
Larsen & Toubro Ltd.                                31,164       1,018,850
Malaysia International
   Shipping Corp. BHD                               81,935         206,695
Mitsubishi Heavy Industries Ltd.                   166,000         753,691
Orascom Construction Industries                     63,043       3,045,508
Orkla ASA                                           27,205       1,542,375
Sandvik AB                                         356,750       5,187,290
Shanghai Electric Group,
   Company Ltd.                                    884,000         369,411
Siemens AG (Regd.)                                  45,653       4,523,455
SMC Corp.                                           14,745       2,088,839
Smiths Group, PLC                                  156,826       3,043,231
United Tractors Tbk PT                             588,000         428,243
                                                                62,161,143

INFORMATION TECHNOLOGY -- 2.2%

ASM Pacific Technology                              40,500         225,485
Delta Electronics Inc.                             109,579         353,101
HON HAI Precision Industry
   Company Ltd.                                    170,200       1,214,408
Hoya Corp.                                         140,900       5,486,769
MediaTek Inc.                                       74,900         774,629
Mettler Toledo International Inc.                   18,304       1,443,270 (a)
Nidec Corp.                                         82,213       6,347,695 (j)
Nokia OYJ                                          369,722       7,547,028
Samsung Electronics
   Company Ltd.                                     10,000       6,591,397
Taiwan Semiconductor
   Manufacturing Company Ltd.                    2,456,125       5,087,876
Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR                                         13,786         150,681 (j)
Telefonaktiebolaget LM
   Ericsson (Series B)                             871,139       3,519,946
Unimicron Technology Corp.                         281,620         388,486
                                                                39,130,771

MATERIALS -- 2.6%

Aluminum Corporation
  of China Ltd.                                     80,000          74,268
BASF AG                                             23,581       2,296,373
Bayer AG                                            62,610       3,356,919
BHP Billiton PLC                                   499,455       9,134,816
Evraz Group, S.A. GDR                               11,405         292,994 (b)
Good Fellow Group Ltd.                           2,440,000         335,697 (a)
Harmony Gold Mining
  Company Ltd. ADR                                  27,811         438,023 (a,j)
Holcim Ltd. (Regd.)                                 25,079       2,294,851
Israel Chemicals Ltd.                               88,993         556,417
Linde AG                                            41,772       4,310,770 (j)
Makhteshim-Agan Industries Ltd.                     54,762         310,699
MMC Norilsk Nickel ADR                               2,060         325,480
Polyus Gold Company ZAO ADR                          4,151         202,154 (a,j)
POSCO                                                1,550         515,000
Potash Corp of Saskatchewan                         44,314       6,359,365
Rio Tinto PLC (Regd.)                               85,838       4,566,182
Syngenta AG (Regd)                                  16,688       3,099,180

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                    NUMBER
                                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
Tata Steel Ltd.                                     41,046   $     449,781
Toray Industries Inc.                              982,998       7,358,770 (j)
Vedanta Resources PLC                               10,116         241,740
                                                                46,519,479
TELECOMMUNICATION SERVICES -- 1.9%

America Movil S.A. de C.V. ADR
   (Series L)                                       89,584       4,050,988
Bharti Airtel Ltd.                                  32,758         465,651 (a)
Egyptian Company for
   Mobile Services                                  10,715         337,702
France Telecom S.A.                                 16,396         452,951
Hellenic Telecommunications
   Organization S.A.                                54,037       1,621,785
Mobile Telesystems OJSC ADR                         12,949         649,911
MTN Group, Ltd.                                    316,277       3,826,320
Orascom Telecom Holding SAE                          6,679         441,501
Philippine Long Distance
   Telephone Co.                                     5,870         305,417
Singapore Telecommunications Ltd.                3,174,800       6,787,033
Telekomunikasi Indonesia Tbk PT
   (Series B)                                      450,500         505,927
Telenor ASA                                        368,974       6,948,244
Turkcell Iletisim Hizmet ADR                         9,203         123,136
Vodafone Group, PLC                              1,817,389       5,033,018
Vodafone Group, PLC ADR                            101,926       2,831,504
                                                                34,381,088

UTILITIES -- 1.2%

CEZ                                                  5,680         260,140
E.ON AG                                             54,931       7,448,470
First Philippine Holdings Corp.                    202,400         260,175
Korea Electric Power Corp.                           5,610         255,768 (a)
National Grid PLC                                  108,100       1,559,251
Perusahaan Gas Negara                              166,500         214,755
RWE AG                                              18,190       2,002,852
Suez S.A.                                           44,027       2,277,546
Veolia Environnement                                92,028       7,087,002 (j)
                                                                21,365,959

TOTAL COMMON STOCK
   (COST $400,501,150)                                         480,946,966

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------
All America Latina Logistica S.A.                  106,500       1,105,904
Cia Vale do Rio Doce                                34,761         887,179
Cia Vale do Rio Doce ADR                           282,970       7,427,963 (j)
Petroleo Brasileiro S.A.                             9,500         221,592

TOTAL PREFERRED STOCK
   (COST $7,427,044)                                             9,642,638

TOTAL FOREIGN EQUITY
   (COST $407,928,194)                                         490,589,604

                                                 PRINCIPAL
                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 25.1%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 8.0%

U.S. Treasury Bonds
   4.50%    02/15/36                          $ 17,240,000   $  16,407,652 (j)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%   01/15/16                              2,043,446       1,974,133 (j,m)
   3.50%   01/15/11                              3,883,856       4,042,861 (m)
U.S. Treasury Notes
   4.63%   11/30/08 - 11/15/16                 120,710,000     120,325,104 (j)
                                                               142,749,750

AGENCY MORTGAGE BACKED -- 7.0%

Federal Home Loan
   Mortgage Corp.
   4.50%   06/01/33 - 02/01/35                     295,766         277,183 (h)
   5.00%   07/01/35 - 10/01/35                   9,441,391       9,111,476 (h)
   5.50%   05/01/20                                108,310         108,172 (h)
   6.00%   04/01/17 - 11/01/36                     848,419         857,429 (h)
   6.50%   01/01/27 - 09/01/36                   1,536,426       1,566,426 (h)
   7.00%   10/01/25 - 08/01/36                     335,281         343,989 (h)
   7.50%   11/01/09 - 09/01/33                      57,982          60,250 (h)
   8.00%   01/01/30                                 17,320          18,202 (h)
   9.00%   10/01/25                                    878             950 (h)
Federal National
   Mortgage Assoc.
   4.00%   05/01/19 - 06/01/19                     279,548         263,372 (h)
   4.50%   05/01/18 - 02/01/35                   2,716,320       2,601,111 (h)
   5.00%   06/01/20 - 08/01/35                   5,417,151       5,238,740 (h)
   5.02%   07/01/35                              1,348,491       1,340,012 (h,i)
   5.11%   08/01/35                                846,713         849,155 (h,i)
   5.50%   04/01/14 - 08/01/35                   2,096,702       2,085,913 (h)
   6.00%   09/01/19 - 08/01/35                   5,212,711       5,250,439 (h)
   6.50%   09/01/17 - 08/01/36                   2,791,712       2,848,354 (h)
   7.00%   04/01/17 - 06/01/36                     447,007         459,521 (h)
   7.50%   12/01/09 - 03/01/34                     121,439         126,225 (h)
   8.00%   12/01/11 - 11/01/33                      47,638          49,718 (h)
   8.50%   06/01/30                                    232             249 (h)
   9.00%   06/01/09 - 12/01/22                      26,658          27,859 (h)
   5.00%   TBA                                  25,892,000      25,092,471 (c)
   5.50%   TBA                                  37,225,000      36,911,014 (c)
   6.00%   TBA                                  15,998,000      16,109,858 (c)
   6.50%   TBA                                   4,495,000       4,579,281 (c)

Government National
   Mortgage Assoc.
   4.50%   08/15/33 - 09/15/34                     496,617         471,534 (h)
   6.00%   04/15/27 - 09/15/36                     704,746         714,755 (h)
   6.50%   04/15/24 - 09/15/36                     659,368         676,466 (h)
   7.00%   03/15/12 - 10/15/36                     950,094         980,631 (h)
   8.00%   03/15/30                                  3,401           3,540 (h)
   9.00%   11/15/16 - 12/15/21                      22,938          24,657 (h)
   5.50%   TBA                                   6,210,000       6,178,950 (c)
                                                               125,227,902

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%

Federal Home Loan Mortgage Corp.
   1.30%   10/15/18                           $  371,698  $     20,469 (g,h,i)
   1.80%   12/15/30                              466,030        21,408 (g,h,i)
   2.43%   09/15/36                            1,668,424       139,730 (g,h,i)
   3.20%   10/15/33                               70,000        54,231 (h,i)
   3.94%   12/15/33                               45,000        37,102 (h,i)
   4.00%   02/15/21                              663,215        95,959 (g)
   4.50%   04/15/13 - 12/15/20                 2,615,286       373,343 (g,h)
   4.50%   05/15/17 - 11/15/19                   400,000       380,504 (h)
   5.00%   12/15/13 - 12/01/34                 6,091,468     1,303,410 (g,h)
   5.00%   05/15/20 - 02/15/35                 2,165,000     2,031,701 (h)
   5.50%   04/15/17 - 06/15/33                   242,236        34,872 (g,h)
   5.50%   10/15/34                              286,566       287,338 (h)
   7.50%   01/15/16                               11,033        11,364 (h)
   7.50%   07/15/27                                6,962         1,392 (g,h)
   8.00%   02/01/23 - 07/01/24                     5,011         1,062 (g,h)
  18.20%   09/25/43                              472,018         4,605 (d,g,h,i)
Federal Home Loan Mortgage STRIPS
   5.94%   08/01/27                                1,113           903 (d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 1)
   4.23%   11/01/34                              972,503       739,050 (d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 2)
   7.50%   11/01/23                               22,225         5,615 (g,h)
   8.00%   08/01/23 - 07/01/24                    10,441         2,291 (g,h)
Federal National Mortgage Assoc.
   1.19%   12/25/42                              263,659         5,356 (g,h,i)
   1.85%   06/25/36 - 12/25/36                13,037,869       918,507 (g,h,i)
   2.25%   09/25/42                              263,082        14,305 (g,h,i)
   2.30%   04/25/17 - 10/25/17                   207,332        13,078 (g,h,i)
   2.35%   08/25/16                               82,451         3,793 (g,h,i)
   3.50%   09/25/31                               56,079        51,468 (h,i)
   4.50%   05/25/18                              141,744        12,868 (g,h)
   4.50%   12/25/19                              100,000        92,224 (h)
   4.75%   11/25/14                               28,830         1,790 (g,h)
   5.00%   02/25/32                               40,466         3,293 (g,h)
   5.00%   03/25/35                              175,000       163,214 (h)
   5.50%   07/25/34 - 02/25/35                   526,460       527,076 (h)
   5.75%   02/25/35                              425,000       428,994 (h)
   6.00%   12/25/34                              150,000       152,468 (h)
   6.50%   12/25/34                              165,319       168,214 (h)
   8.00%   07/25/14                               35,360        35,833 (h)
Federal National Mortgage
   Assoc. (Class 1)
   4.24%   01/25/36                            1,642,828     1,238,809 (d,f)
Federal National Mortgage
   Assoc. (Class S)
   1.75%   02/25/31                               84,828         4,072 (g,h,i)
Federal National Mortgage
   Assoc. REMIC
   1.88%   01/25/37                            4,595,000       296,521 (g,i)
   4.50%   11/25/13                              115,925         4,448 (g,h)
   4.84%   03/25/31                               88,446        86,796 (h,i)
   5.00%   10/25/22                              119,794        17,913 (g,h)

                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
   REMIC (Class J)
1080.91%   03/25/22                           $       10  $        111 (g,h)
Federal National Mortgage Assoc.
   REMIC (Class K)
1008.00%   05/25/22                                    6           170 (g,h)
                                                             9,787,670
ASSET BACKED -- 1.9%

Bank One Issuance Trust
   3.59%   05/17/10                               20,000        19,755 (h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.72%   01/25/34                               14,031        14,078 (h,i)
Capital Auto Receivables
   Asset Trust
   5.41%   05/15/11                            8,000,000     8,010,000 (i)
Carmax Auto Owner Trust
   4.35%   03/15/10                              154,000       152,020 (h)
Citibank Credit Card Issuance Trust
   4.45%   04/07/10                               35,000        34,567 (h)
Countrywide Home Equity Loan Trust (Class A)
   5.58%   07/15/27                               40,581        40,585 (h,i)
Ford Credit Auto Owner Trust (Class A)
   5.39%   02/15/12                            7,125,000     7,125,821 (h,i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
   5.39%   07/15/09                            2,000,000     1,999,514 (h,i)
GMAC Mortgage Corp. Loan
   Trust (Class A)
   5.45%   06/25/34                              500,000       500,080 (h,i)
Gracechurch Card Funding PLC
   (Class A)
   5.38%   02/17/09                            2,000,000     2,000,000 (h,i)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%   10/15/10                              138,000       135,935 (h)
Indymac Residential Asset
   Backed Trust
   5.52%   10/25/35                            4,500,000     4,501,720 (h,i)
Long Beach Mortgage Loan Trust
   5.63%   09/25/35                            1,500,000     1,502,478 (h,i)
Mid-State Trust
   7.54%   07/01/35                                5,584         5,958 (h)
Peco Energy Transition Trust
   6.52%   12/31/10                               50,000        52,215 (h)
Residential Asset Mortgage
   Products, Inc.
   5.59%   03/25/34                               17,634        17,644 (h,i)
Residential Asset Securities Corp.
   5.60%   07/25/32 - 01/25/36                 3,013,223     3,019,788 (h,i)
Residential Asset Securities Corp.
  (Class A)
   4.16%   07/25/30                              226,330       223,313 (h,i)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------

SLM Student Loan Trust (Class A)
   5.41%   06/15/18                           $  345,969  $    346,231 (h,i)
Superior Wholesale Inventory
   Financing Trust (Class A)
   5.53%   06/15/10                            4,000,000     4,013,256 (h,i)
Volkswagen Auto Lease Trust
   (Class A)
   3.94%   10/20/10                              103,000       101,942
Wells Fargo Home Equity Trust
   3.97%   05/25/34                               54,000        52,843 (i)
                                                            33,869,743

CORPORATE NOTES -- 5.1%

Abbey National PLC
   7.95%   10/26/29                              340,000       428,784 (h)
Abbott Laboratories
   5.88%   05/15/16                            1,035,000     1,067,315 (h)
Allied World Assurance Holdings Ltd.
   7.50%   08/01/16                              325,000       348,983
Allstate Life Global Funding Trusts
   3.85%   01/25/08                              130,000       128,040 (h)
Altria Group, Inc.
   7.20%   02/01/07                              100,000       100,080 (h)
American Electric Power
   Company, Inc. (Series C)
   5.38%   03/15/10                              835,000       830,643 (h)
American Electric Power
   Company, Inc. (Series D)
   5.25%   06/01/15                            1,040,000     1,008,716 (h)
American General Corp.
   7.50%   08/11/10                              750,000       803,222 (h)
American International Group, Inc.
   6.25%   05/01/36                              490,000       523,790
Appalachian Power Co. (Series G)
   3.60%   05/15/08                               20,000        19,527 (h)
Appalachian Power Co. (Series K)
   5.00%   06/01/17                              135,000       126,595 (h)
Archstone-Smith Operating Trust
   3.00%   06/15/08                              810,000       783,582 (h)
Arizona Public Service Co.
   6.25%   08/01/16                              370,000       377,882 (h)
AT&T, Inc.
   4.13%   09/15/09                            1,120,000     1,087,763 (h)
   5.63%   06/15/16                              530,000       526,565 (h)
   5.88%   08/15/12                              165,000       168,391 (h)
AvalonBay Communities, Inc. (REIT)
   5.75%   09/15/16                              650,000       652,142 (h)
BAC CAP TRUST V
   5.63%   03/08/35                              925,000       876,878 (h)
Bank of America Corp.
   5.75%   08/15/16                              295,000       301,223 (h)
Bear Stearns Companies, Inc.
   5.55%   01/22/17                              640,000       638,831 (h)
BellSouth Corp.
   4.20%   09/15/09                              735,000       715,397 (h)
   6.55%   06/15/34                              510,000       522,516 (h)

                                              PRINCIPAL
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------
BJ Services Co.
   5.75%   06/01/11                           $  430,000  $    433,441 (h)
Bristol-Myers Squibb Co.
   5.88%   11/15/36                              420,000       415,047 (h)
British Telecommunications PLC
   8.63%   12/15/10                              170,000       189,786 (h)
Burlington Northern Santa Fe Corp.
   6.75%   07/15/11                            1,000,000     1,053,598 (h)
   8.13%   04/15/20                              170,000       203,419 (h)
Campbell Soup Co.
   5.50%   03/15/07                               50,000        50,010 (h)
Capital One Bank
   6.50%   06/13/13                               25,000        26,349 (h)
Capital One Capital III
   7.69%   08/15/36                              425,000       482,250 (h)
Capital One Financial Corp.
   8.75%   02/01/07                              200,000       200,489 (h)
Carolina Power & Light Co.
   5.15%   04/01/15                              810,000       790,930 (h)
   5.70%   04/01/35                              155,000       151,476 (h)
   6.13%   09/15/33                              190,000       196,603 (h)
CBS Corp.
   5.63%   05/01/07                               25,000        25,013
CIT Group, Inc.
   5.13%   09/30/14                              485,000       471,401 (h)
Citigroup, Inc.
   5.00%   03/06/07                               90,000        89,937 (h)
   5.10%   09/29/11                              805,000       801,526 (h)
   5.13%   05/05/14                            2,000,000     1,975,895 (h)
   5.85%   12/11/34                              845,000       859,069 (h)
Clear Channel Communications, Inc.
   4.63%   01/15/08                              500,000       495,217 (h)
CNA Financial Corp.
   6.50%   08/15/16                              565,000       589,388 (h)
Comcast Cable Communications
   Holdings, Inc.
   9.46%   11/15/22                              865,000     1,119,769 (h)
Comcast Cable Communications, Inc.
   6.88%   06/15/09                            1,455,000     1,505,784 (h)
Comcast Corp
   5.88%   02/15/18                              635,000       626,912 (h)
Commonwealth Edison Co.
   5.40%   12/15/11                              390,000       387,625
ConocoPhillips Canada Funding Co.
   5.95%   10/15/36                              485,000       492,471
Consumers Energy Co.
   5.15%   02/15/17                              555,000       529,503 (h)
Countrywide Home Loans, Inc.
   5.63%   05/15/07                               50,000        50,038 (h)
CRH America, Inc.
   6.00%   09/30/16                              290,000       292,725 (h)
CSX Transportation, Inc.
   9.75%   06/15/20                            1,021,000     1,364,240 (h)
DaimlerChrysler NA Holding Corp.
   4.05%   06/04/08                              280,000       274,468 (h)
   4.75%   01/15/08                            1,080,000     1,070,620 (h)
   5.88%   03/15/11                              405,000       406,799 (h)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
Delhaize America, Inc.
   8.13%     04/15/11                         $1,330,000  $    1,434,745 (h)
Detroit Edison Co.
   6.13%     10/01/10                            475,000         485,342
Detroit Edison Co. (Series B)
   5.45%     02/15/35                            900,000         837,122 (h)
Deutsche Telekom International
   Finance BV
   3.88%     07/22/08                            490,000         479,175 (h)
Devon OEI Operating Inc.
   4.38%     10/01/07                             15,000          14,882 (h)
Diageo Capital PLC
   5.50%     09/30/16                            960,000         947,805 (h)
Dominion Resources, Inc.
   5.69%     05/15/08                            370,000         370,535 (h,k)
Dominion Resources, Inc. (Series B)
   4.13%     02/15/08                          1,090,000       1,074,311 (h)
   6.30%     09/30/66                            965,000         969,511 (h,i)
Dover Corp.
   6.50%     02/15/11                            375,000         390,850 (h)
   6.65%     06/01/28                            195,000         215,416 (h)
Duke Capital LLC
   5.67%     08/15/14                            295,000         294,325 (h)
   8.00%     10/01/19                            225,000         261,575 (h)
Duke Energy Corp.
   5.38%     01/01/09                            160,000         159,674 (h)
EI Du Pont de Nemours & Co.
   4.88%     04/30/14                            325,000         313,726
El Paso Electric Co.
   6.00%     05/15/35                            365,000         352,468 (h)
Embarq Corp.
   7.08%     06/01/16                            490,000         498,970 (h)
Enterprise Products Operating LP
   4.00%     10/15/07                          1,100,000       1,086,544 (h)
EOP Operating LP
   7.00%     07/15/11                            415,000         449,163 (h)
   7.75%     11/15/07                            835,000         852,216 (h)
Firstar Bank NA
   7.13%     12/01/09                            650,000         683,995 (h)
FirstEnergy Corp. (Series B)
   6.45%     11/15/11                          1,360,000       1,418,223 (h)
FPL Group Capital, Inc.
   7.38%     06/01/09                            750,000         785,720 (h)
FPL Group Capital, Inc. (Series B)
   5.55%     02/16/08                            430,000         430,555 (h)
Georgia Power Co.
   4.88%     07/15/07                            65,000          64,799  (h)
Goldman Sachs Group, Inc.
   5.75%     10/01/16                          1,630,000       1,654,800 (h)
   6.60%     01/15/12                          1,000,000       1,057,171 (h)
Greater Bay Bancorp
   5.25%     03/31/08                            175,000         174,490 (h)
GTE Corp.
   6.94%     04/15/28                            850,000         884,716 (h)
   7.51%     04/01/09                            165,000         172,129 (h)
Halliburton Co.
   8.75%     02/15/21                            390,000         488,531 (h)

                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
Harrah's Operating Company Inc.
   5.75%     10/01/17                         $  205,000  $      171,750 (h)
Home Depot, Inc.
   5.25%     12/16/13                            485,000         481,393
   5.40%     03/01/16                            750,000         733,300 (h)
HSBC Bank USA NA
   3.88%     09/15/09                          1,175,000       1,137,888 (h)
HSBC Finance Corp.
   5.25%     01/15/14                            630,000         624,615 (h)
   6.50%     11/15/08                            625,000         638,711 (h)
HSBC Holdings PLC
   6.50%     05/02/36                            100,000         107,585
Hydro Quebec
   8.05%     07/07/24                            820,000       1,060,903 (h)
   8.50%     12/01/29                            225,000         313,448
Indiana Michigan Power Company
   (Series H)
   6.05%     03/15/37                            190,000         186,653 (h)
   ING Capital Funding TR III
   8.44%     12/29/49                            455,000         503,573 (h,i)
ING Groep N.V.
   5.78%     12/29/49                            595,000         592,545 (h,i)
International Business
   Machines Corp.
   3.80%     02/01/08                            100,000          98,427 (h)
   4.75%     11/29/12                          1,300,000       1,268,934 (h)
IPSCO, Inc.
   8.75%     06/01/13                            350,000         374,938
iStar Financial, Inc. (REIT)
   4.88%     01/15/09                            605,000         596,211 (h)
   7.00%     03/15/08                            400,000         406,707 (h)
JP Morgan Chase & Co.
   7.00%     11/15/09                          1,130,000       1,181,752 (h)
JP Morgan Chase Bank
   5.88%     06/13/16                            655,000         674,632
Kansas Gas & Electric
   5.65%     03/29/21                            425,000         415,357 (h)
Kimco Realty Corp. (REIT)
   4.82%     06/01/14                            150,000         143,080 (h)
Kinder Morgan Energy Partners LP
   5.13%     11/15/14                             70,000          66,600 (h)
Lehman Brothers Holdings, Inc.
   5.00%     01/14/11                          1,150,000       1,139,975 (h)
Lehman Brothers Holdings, Inc.
   5.75%     07/18/11                            450,000         458,949 (h)
Markel Corp.
   7.35%     08/15/34                            340,000         366,926 (h)
Marsh & McLennan Companies, Inc.
   5.51%     07/13/07                          1,500,000       1,500,047 (h,i)
Merck & Company, Inc.
   5.75%     11/15/36                            445,000         440,220
Merrill Lynch & Company, Inc.
   6.05%     05/16/16                            475,000         492,696 (h)
Midamerican Energy Holdings Co.
   3.50%     05/15/08                            425,000         414,329 (h)
Morgan Stanley
   5.30%     03/01/13                            500,000         499,072 (h)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
Morgan Stanley (Series F)
   6.25%     08/09/26                         $  295,000  $      308,477 (h)
Motorola, Inc.
   4.61%     11/16/07                            565,000         561,218 (h)
MUFG Capital Finance 1 Ltd.
   6.35%     07/25/49                            240,000         243,797 (i)
Munich Re America Corp. (Series B)
   7.45%     12/15/26                            325,000         372,784
NB Capital Trust IV
   8.25%     04/15/27                            215,000         224,554 (h)
Nevada Power Co. (Series A)
   8.25%     06/01/11                            250,000         273,097 (h)
Nevada Power Company (Series I)
   6.50%     04/15/12                            515,000         528,687 (h)
New Cingular Wireless Services Inc.
   8.75%     03/01/31                          1,000,000       1,295,937 (h)
News America, Inc.
   7.25%     05/18/18                            925,000       1,009,360 (h)
Nisource Finance Corp.
   5.45%     09/15/20                            370,000         344,452 (h)
   7.88%     11/15/10                            160,000         172,395 (h)
Norfolk Southern Corp.
   6.00%     04/30/08                             20,000          20,157 (h)
   8.63%     05/15/10                            485,000         530,994 (h)
Norfolk Southern Railway Co.
   9.75%     06/15/20                             64,000          86,230 (h)
Northeast Utilities (Series B)
   3.30%     06/01/08                             30,000          29,128 (h)
NorthWestern Corp.
   5.88%     11/01/14                            200,000         196,508 (h)
ONEOK Partners LP
   5.90%     04/01/12                            780,000         788,597 (h)
Pacific Bell
   7.13%     03/15/26                             55,000          58,799 (h)
Pacific Gas & Electric Co.
   6.05%     03/01/34                            305,000         307,839 (h)
Pemex Finance Ltd.
   9.03%     02/15/11                            225,250         240,119 (h)
Pemex Project Funding Master Trust
   7.38%     12/15/14                          2,055,000       2,258,157 (h)
   8.63%     02/01/22                             60,000          74,052 (h)
Pepco Holdings, Inc.
   5.50%     08/15/07                            305,000         304,756 (h)
   5.99%     06/01/10                             40,000          40,053 (h,i)
Petrobras International Finance Co.
   6.13%     10/06/16                            740,000         747,400 (h)
Popular North America, Inc.
   4.25%     04/01/08                            200,000         196,722 (h)
Procter & Gamble - ESOP (Series A)
   9.36%     01/01/21                            177,232         221,484 (h)
Prudential Financial, Inc.
   5.70%     12/14/36                            485,000         473,452
Public Service Company of Colorado
   7.88%     10/01/12                            520,000         581,895 (h)
Puget Sound Energy, Inc.
   3.36%     06/01/08                             30,000          29,166 (h)
   5.48%     06/01/35                            130,000         118,747 (h)
   6.27%     03/15/37                            205,000         208,178 (h)

                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC
   5.00%      10/01/14                         $ 375,000  $      365,474 (h)
Simon Property Group, L.P. (REIT)
   4.88%      08/15/10                         1,000,000         982,816 (h)
SLM Corp.
   4.00%      01/15/10                           485,000         468,009 (h)
Smith International, Inc.
   6.00%      06/15/16                           290,000         295,005 (h)
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%      12/03/14                           380,000         369,208 (i)
Station Casinos Inc.
   7.75%      08/15/16                           240,000         241,800 (h)
Sunoco, Inc.
   5.75%      01/15/17                           485,000         474,472
Telecom Italia Capital S.A.
   4.88%      10/01/10                           810,000         787,337
   5.98%      07/18/11                           570,000         569,150 (i)
   7.20%      07/18/36                           325,000         338,071
Telefonos de Mexico S.A. de C.V.
   4.50%      11/19/08                           625,000         613,727
The Kroger Co.
   6.80%      12/15/18                           160,000         167,681 (h)
The Thomson Corp.
   5.50%      08/15/35                           165,000         151,466
Time Warner, Inc.
   6.88%      05/01/12                            25,000          26,433 (h)
TXU Electric Delivery Co.
   5.00%      09/01/07                           140,000         139,435 (h)
   6.38%      05/01/12                           580,000         596,278 (h)
Union Pacific Railroad Co.
   5.87%      07/02/30                           245,000         251,461
Valero Energy Corp.
   3.50%      04/01/09                           725,000         696,231
Verizon Pennsylvania Inc.
   8.75%      08/15/31                           165,000         197,204 (h)
Wachovia Corp.
   5.25%      08/01/14                           500,000         493,398
   5.63%      10/15/16                           630,000         634,705
Wal-Mart Stores, Inc.
   5.25%      09/01/35                           215,000         198,005
   6.88%      08/10/09                         1,000,000       1,041,333
Wells Fargo & Co.
   5.25%      12/01/07                            90,000         89,940
Wells Fargo Bank NA
   5.95%      08/26/36                         1,000,000       1,031,189
Westar Energy, Inc.
   7.13%      08/01/09                           190,000         196,386
Weyerhaeuser Co.
   6.13%      03/15/07                            20,000          20,014
   7.38%      03/15/32                           165,000         172,063
Wisconsin Electric Power
   3.50%      12/01/07                            70,000          68,799
   5.70%      12/01/36                           115,000         114,095
Wyeth
   4.38%      03/01/08                           800,000         791,240
   6.95%      03/15/11                           405,000         430,138 (h)
                                                              91,913,117

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%
Banc of America Commercial
Mortgage Inc.
   5.32%     10/10/11                        $ 1,300,000  $    1,302,311 (h)
Banc of America Funding Corp.
   5.75%     03/20/36                            194,493         193,451 (h,i)
   5.87%     02/20/36 - 02/20/36                 346,317         346,104 (h,i)
Banc of America Mortgage
   Securities (Class B)
   5.33%     10/25/35                            202,930        196,353  (h,i)
   5.38%     01/25/36 - 01/25/36                 199,330         195,189 (h,i)
   5.56%     02/25/36                            159,427         157,202 (h,i)
Bank of America Alternative
   Loan Trust
   6.50%     07/25/35                            238,979         241,957 (h)
Bear Stearns Commercial
   Mortgage Securities
   5.41%     03/11/39                          1,000,000       1,009,362 (h,i)
   5.48%     10/12/41                          1,500,000       1,512,226 (h,i)
   5.53%     10/12/41                          1,500,000       1,517,872 (h,i)
   6.02%     02/14/31                             75,000          75,818 (h)
Bear Stearns Commercial Mortgage
   Securities (Class A)
   5.47%     04/12/38                            700,000         707,645 (h,i)
Citigroup Mortgage Loan Trust, Inc.
   6.10%     08/25/36                            608,938         610,083 (h,i)
Countrywide Alternative Loan Trust
   5.98%     05/25/36                             74,432          67,369 (h,i)
   6.00%     03/25/36 - 08/25/36                 425,488         370,370 (h)
Countrywide Alternative Loan
   Trust (Class B)
   6.00%     05/25/36 - 08/25/36                 229,082         205,937 (h)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
   5.50%     12/25/35                            167,759         162,803 (h)
Credit Suisse Mortgage
   Capital Certificates
   5.47%     09/15/39                            682,000         687,249 (h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%     02/25/36                            113,898         110,977 (h,i)
Crusade Global Trust (Class A)
   5.57%     01/17/34                          2,954,937       2,959,586 (h,i)
CS First Boston Mortgage
   Securities Corp.
   5.25%     08/25/34                            286,806         284,001
   5.33%     10/25/35                            168,440         161,151 (h,i)
   6.13%     04/15/37                             50,000          51,857 (h)
DLJ Commercial Mortgage Corp.
   6.24%     11/12/31                            226,066         228,731 (h)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%     05/15/35                            450,158         455,302 (h)
   6.47%     04/15/34                            400,000         415,945 (h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.12%     12/10/41                          3,642,895          81,854 (d,h,i)

                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp.
   5.12%     04/10/37                        $   500,000  $      498,222 (h)
Impac CMB Trust
   5.61%     04/25/35                            523,110         523,793 (h,i)
Impac CMB Trust (Class A)
   6.11%     12/25/33                             96,020          96,056 (h,i)
Indymac INDA Mortgage Loan Trust
   5.16%     01/25/36                             99,886          96,765 (h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.16%     01/25/36                            107,877         106,853 (h,i)
Indymac Index Mortgage Loan Trust
   5.38%     06/25/35                            317,824         312,461 (h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   6.47%     11/15/35                             40,000          41,917 (h)
JP Morgan Mortgage Trust
   5.41%     11/25/35                            605,074         597,085 (h,i)
LB-UBS Commercial Mortgage Trust
   4.06%     09/15/27                            108,000         105,183 (h,i)
   4.51%     12/15/29                            135,000         130,848 (h)
   5.06%     01/18/12                          4,865,756         129,578 (d,h,i)
   5.26%     09/15/39                          1,000,000       1,001,210 (h)
   5.37%     09/15/39                          1,000,000       1,001,679 (h)
   5.53%     03/15/39                          1,000,000       1,011,697 (h)
   5.66%     03/15/39                          1,000,000       1,024,044 (h,i)
   6.23%     03/15/26                             53,000          53,959 (h)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.65%     11/15/27                            704,000         739,771 (h)
LB-UBS Commercial Mortgage
   Trust (Class X)
   5.28%     09/15/39                         21,464,000         729,621 (d,h,i)
Master Alternative Loans Trust
   5.00%     08/25/18                             57,667           8,920 (g,h)
   6.50%     08/25/34 - 05/25/35                 525,959         533,004 (h)
Master Alternative Loans Trust
   (Class 3)
   6.50%     01/25/35                            121,995         123,711 (h)
Medallion Trust (Class A)
   5.41%     08/22/36                          1,818,909       1,823,847 (h,i)
Merrill Lynch Mortgage Trust
   (Class A)
   5.62%     05/12/39                          1,000,000       1,016,393 (h,i)
MLCC Mortgage Investors, Inc.
   5.39%     02/25/36                            164,986         162,459 (h,i)
Morgan Stanley Capital I
   5.28%     12/15/43                          1,500,000       1,501,448 (i)
   5.33%     12/15/43                          1,500,000       1,496,202 (i)
   5.39%     11/12/41                          2,000,000       1,996,543 (h,i)
   5.71%     07/20/44                            300,000         306,410 (h)
   6.53%     03/15/31                            280,654         285,282 (h)
   7.11%     04/15/33                             73,000          75,841 (h)
Morgan Stanley Dean Witter
   Capital I
   6.96%     10/15/33                              7,612           7,642 (h)
   7.20%     10/15/33                             50,000          52,561 (h)

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
MortgageIT Trust (Class A)
   5.65%     08/25/35                        $ 2,842,315  $    2,850,895 (h,i)
Nomura Asset Securities Corp.
   (Class A)
   6.59%     03/15/30                            495,748         501,780 (h)
Opteum Mortgage Acceptance Corp.
   5.65%     02/25/35                            430,814         430,612 (h,i)
Residential Accredit Loans, Inc.
   6.00%     01/25/36                            247,213         241,765 (h)
   6.03%     01/25/36                            109,650         110,147 (h,i)
Residential Asset Securitization
   Trust (Class A)
   5.50%     05/25/35                          1,138,638       1,138,586 (h,i)
Residential Funding Mortgage
   Security I
   5.75%     01/25/36 - 01/25/36                 230,916         224,802 (h)
Wachovia Bank Commercial
   Mortgage Trust
   5.51%     03/15/45                          1,200,000       1,210,080
   5.68%     05/15/43                          1,000,000       1,015,226 (i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
   5.77%     07/15/45                            700,000         720,483
Washington Mutual Inc.
   5.69%     01/25/45                            223,096         223,398 (i)
Wells Fargo Mortgage Backed
   Securities Trust
   5.00%     11/25/20                            483,027         476,276
   5.35%     10/25/36                          1,130,372       1,123,924 (i)
   5.39%     08/25/35 - 08/25/35                 473,767         462,366 (i)
   5.50%     01/25/36 - 03/25/36                 688,801         658,481
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
   5.50%     03/25/36                            989,884         956,353
                                                              44,244,884
SOVEREIGN BONDS -- 0.0%*

Government of Canada
   3.38%     01/15/08                            500,000         490,534 (h)
Government of Manitoba Canada
   4.90%     12/06/16                            330,000         325,293 (h)
                                                                 815,827

TOTAL BONDS AND NOTES
   (COST $451,721,833)                                       448,608,893

                                                  NUMBER
                                               OF SHARES           VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.1%
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund                104,647       3,844,731 (j,n)
Industrial Select Sector SPDR Fund               434,996      15,229,210 (j,n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $15,841,191)                                         19,073,941

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 3.1%
--------------------------------------------------------------------------------

ASSET BACKED -- 2.2%

Bear Stearns Asset Backed
   Securities Inc.
   5.57%     11/25/35                        $ 5,000,000  $    5,008,274 (h,i)
Countrywide Asset-Backed
   Certificates
   5.43%     06/25/35                          2,768,302       2,768,431 (h,i)
Countrywide Asset-Backed
   Certificates (Class M)
   6.05%     06/26/33                          1,658,157       1,674,547 (h,i)
Discover Card Master Trust I (Class A)
   5.38%     04/16/10                          3,200,000       3,201,914 (h,i)
GSAA Trust
   5.38%     10/25/36                          9,115,954       9,116,932 (h,i)
GSAMP Trust
   5.46%     05/25/36                          2,445,484       2,445,484 (b,h,i)
GSR Mortgage Loan Trust
   5.55%     11/25/30                          3,081,952       3,083,232 (h,i)
Indymac Residential Asset
   Backed Trust
   5.47%     06/25/36                          7,000,000       7,003,690 (h,i)
Waverly Community School
   (Class A)
   5.51%     02/25/37                          5,000,000       5,000,000 (h,i)
                                                              39,302,504
   CORPORATE NOTES -- 0.5%

   Countrywide Financial Corp.
   5.45%     06/27/07                          5,000,000       5,000,720 (h,i)
   5.52%     09/02/08                          4,000,000       4,002,396 (h,i)
                                                               9,003,116

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

JP Morgan Alternative Loan Trust
   5.38%     08/25/36                          2,972,605       2,973,028 (h,i)
Residential Accredit Loans, Inc.
   5.53%     07/25/36                          4,299,418       4,300,291 (h,i)
                                                               7,273,319
TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $55,549,762)                                         55,578,939

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,625,702,372)                                   1,783,302,605

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  NUMBER
                                               0F SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.0%
--------------------------------------------------------------------------------
AFFILIATED SHORT-TERM INVESTMENTS -- 8.0%

GEI Short Term Investment Fund
   5.56%                                     143,607,996  $  143,607,996 (d,l)

AFFILIATED SHORT-TERM SECURITIES PURCHASED
WITH COLLATERAL FROM SECURITIES ON LOAN -- 7.0%

GEI Short Term Investment Fund
   5.56%                                      27,935,986       27,935,98 (d,l)
State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                      96,666,602      96,666,602 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $268,210,584)                                       268,210,584

TOTAL INVESTMENTS
   (COST $1,893,912,956)                                   2,051,513,189

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (14.8)%                                           (264,932,291)
                                                          --------------

NET ASSETS -- 100.0%                                      $1,786,580,898
                                                          ==============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Total Return Fund had the following long futures contracts open at December 31, 2006:

                                         NUMBER       CURRENT       UNREALIZED
                           EXPIRATION      OF         NOTIONAL     APPRECIATION/
DESCRIPTION                   DATE      CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------
Long Gilt
   Futures                 March 2007      13       $ 2,751,146   $     (19,150)
S&P 500 Index
   Futures                 March 2007     178        63,563,800          45,438
U.S. Treasury
   Notes 2 Yr.
   Futures                 March 2007      50        10,201,563         (40,763)
U.S. Treasury
Notes 10 Yr.
Futures                    March 2007     157        16,872,594        (134,057)
                                                                  -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The GEI Total Return Fund had the following Short futures contracts open at December 31, 2006:

                                        NUMBER      CURRENT        UNREALIZED
                          EXPIRATION      OF        NOTIONAL      APPRECIATION/
DESCRIPTION                  DATE      CONTRACTS     VALUE        DEPRECIATION
--------------------------------------------------------------------------------
Euro Bond
   Futures                 March 2007      16       $(2,448,048)  $      40,011
                                                                 --------------
                                                                 $     (108,521)
                                                                ===============

The GEI Total Return Fund had the following forward foreign currency contracts open at December 31, 2006:

                                                   SETTLEMENT       UNREALIZED
CURRENCY BOUGHT                 CURRENCY SOLD         DATE         DEPRECIATION
--------------------------------------------------------------------------------
1,200,800 EUR                   1,576,754 USD   January 16, 2007   $      8,089
1,188,788 USD                     900,600 EUR   January 16, 2007            156
169,916,058 JPY                 1,440,960 USD   January 16, 2007        (11,505)
                                                                   ------------
                                                                   $     (3,260)
                                                                   ============

Foreign currency exchange contracts outstanding at December 31, 2006:

                                              IN
SETTLEMENT                      CONTRACTS   EXCHANGE   CONTRACTS    UNREALIZED
MONTH              TYPE        TO RECEIVE     FOR       AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Jan-07             Sold  MYR      178,566   $ 50,535   $  50,614   $        (79)
                   Sold  MYR       15,546   $  4,399   $   4,406   $         (7)
                               -------------------------------------------------
                                  194,112   $ 54,934   $  55,020   $        (86)
                               =================================================

                                              IN
SETTLEMENT                      CONTRACTS   EXCHANGE   CONTRACTS     UNREALIZED
MONTH              TYPE        TO RECEIVE     FOR       AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Jan-07             Sold  CAD      134,070   $115,189   $ 115,210   $        (21)
                               -------------------------------------------------
                                  134,070   $115,189   $ 115,210   $        (21)
                               =================================================

                                              IN
SETTLEMENT                      CONTRACTS   EXCHANGE   CONTRACTS     UNREALIZED
MONTH              TYPE        TO RECEIVE     FOR       AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Jan-07             Sold  GBP        7,098   $ 13,894   $  13,892   $          2
                               -------------------------------------------------
                                    7,098   $ 13,894   $  13,892   $          2
                               =================================================

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              IN
SETTLEMENT                 CONTRACTS       EXCHANGE     CONTRACTS   UNREALIZED
MONTH        TYPE         TO RECEIVE         FOR        AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Jan-07       Buy   EUR        79,406      $  104,730   $ 104,708   $        (22)
                          ------------------------------------------------------
                              79,406      $  104,730   $ 104,708   $        (22)
                          ======================================================

                                              IN
SETTLEMENT                 CONTRACTS       EXCHANGE     CONTRACTS   UNREALIZED
MONTH        TYPE         TO RECEIVE          FOR       AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Jan-07       Buy   BRL       112,618      $   52,522   $  52,749   $        226
             Buy   BRL        41,696      $   19,548   $  19,530   $        (18)
             Buy   BRL        39,990      $   18,748   $  18,731   $        (18)
             Buy   BRL       256,900      $  120,582   $ 120,327   $       (255)
                          ------------------------------------------------------
                             451,204      $  211,400   $ 211,337   $        (65)
                          ======================================================

                                              IN
SETTLEMENT                 CONTRACTS       EXCHANGE     CONTRACTS   UNREALIZED
MONTH        TYPE         TO RECEIVE          FOR       AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Jan-07       Buy   IDR      194,623,939   $   21,673   $  21,641   $        (32)
             Buy   IDR    1,173,824,958   $  130,715   $ 130,519   $       (196)
                          ------------------------------------------------------
                          1,368,448,897   $  152,388   $ 152,160   $       (228)
                          ======================================================

                                              IN
SETTLEMENT                 CONTRACTS       EXCHANGE    CONTRACTS    UNREALIZED
MONTH        TYPE         TO RECEIVE          FOR       AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Jan-07       Buy   HKD          447,469   $   57,539   $  57,536   $         (3)
                          ------------------------------------------------------
                                447,469   $   57,539   $  57,536   $         (3)
                          ======================================================

See Notes to Schedule of Investments on page 22 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $2,738,478 or 0.15% of net assets for the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(j)   All or a portion of the security is out on loan.

(k)   Step coupon bond. Security becomes interest bearing at a future date.

(l) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(m)   Treasury Inflation Protected Securities

(n) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

*     Less than 0.1%

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

ADR      American Depository Receipt

GDR      Global Depository Receipt

REGD.    Registered

REIT     Real Estate Investment Trust

REMIC    Real Estate Mortgage Investment Conduit

SPDR     Standard & Poors Depository Receipts

STRIPS   Separate Trading of Registered Interest and
         Principal of Security

TBA      To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

TOTAL RETURN FUND

                                  ------------------------------------------------------------   --------  ---------  ----------
                                                             CLASS 1                              CLASS 2    CLASS 3    CLASS 4
                                  ------------------------------------------------------------   --------  ---------  ----------
                                      12/31/06    12/31/05    12/31/04    12/31/03    12/31/02   12/31/06   12/31/06   12/31/06
                                  ------------------------------------------------------------   --------  ---------  ----------
INCEPTION DATE                              --          --          --          --      7/1/85     5/1/06     5/1/06     5/1/06
Net asset value, beginning
   of period                      $      16.04  $    15.97  $    15.09  $    12.68  $    14.49   $  17.03  $   17.03   $  17.03
INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income                  0.36        0.23        0.20        0.16        0.31       0.26       0.12       0.26
   Net realized and unrealized
     gains/(losses)
     on investments                       1.84        0.36        1.04        2.41       (1.67)      0.94       1.10       0.92
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS                  2.20        0.59        1.24        2.57       (1.36)      1.20       1.22       1.18
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  0.31        0.23        0.20        0.16        0.32       0.31       0.32       0.29
   Net realized gains                     0.24        0.29        0.16          --        0.13       0.24       0.24       0.24
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.55        0.52        0.36        0.16        0.45       0.55       0.56       0.53
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                  $      17.69  $    16.04  $    15.97  $    15.09  $    12.68   $  17.68  $   17.69   $  17.68
================================================================================================================================
TOTAL RETURN (a)                         13.75%       3.67%       8.19%      20.31%      (9.31)%     7.05%      7.17%      6.89%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands)               $  1,390,230  $  959,531  $  515,506  $  225,867  $  112,747   $      1  $ 396,349   $      1
   Ratios to average net assets:
     Net investment income*               2.33%       1.89%       1.81%       1.58%       2.22%      2.33%      2.09%      2.17%
     Net Expenses*                        0.48%       0.45%       0.49%       0.53%       0.54%      0.57%      0.62%      0.77%
     Gross Expenses*                      0.53%       0.45%       0.49%       0.53%       0.54%      0.64%      0.69%      0.84%
Portfolio turnover rate                    138%        146%        141%        115%        126%       138%       138%       138%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

*     Annualized for periods less than one year.

See Notes to Financial Statements.

                                                                                           TOTAL
Statement of Assets                                                                        RETURN
and Liabilities DECEMBER 31, 2006                                                           FUND
-----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $1,625,702,372)                       $ 1,783,302,605
   Short-term Investments (at amortized cost)                                             96,666,602
   Short-term affiliated investments (at amortized cost)                                 171,543,982
   Foreign cash (cost $1,976,966)                                                          1,976,060
   Receivable for investments sold                                                        19,681,517
   Income receivables                                                                      4,921,691
   Receivable for fund shares sold                                                         4,201,078
   Variation margin receivable                                                                14,090
   Unrealized gain on forward foreign currency contracts                                       8,245
   Other assets                                                                              918,575
-----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                      2,083,234,445
-----------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                                              180,181,527
   Payable for investments purchased                                                     115,367,180
   Payable for fund shares redeemed                                                              728
   Payable to GEAM                                                                           743,551
   Variation margin payable                                                                  263,832
   Payable to custodian                                                                       85,224
   Unrealized loss on forward foreign currency contracts                                      11,505
-----------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                   296,653,547
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $ 1,786,580,898
=====================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                                     1,614,236,283
   Undistributed (distribution in excess of) net investment income                           277,312
   Accumulated net realized gain (loss)                                                   14,576,319
   Net unrealized appreciation/(depreciation) on:
     Investments                                                                         157,600,233
     Futures                                                                                (108,521)
     Written options                                                                              --
     Foreign currency related transactions                                                      (728)
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $ 1,786,580,898
=====================================================================================================

CLASS 1:
NET ASSETS                                                                             1,390,230,248
Shares outstanding ($0.01 par value; unlimited shares authorized)                         78,579,248
Net asset value per share                                                                      17.69

CLASS 2:
NET ASSETS                                                                                     1,071
Shares outstanding ($0.01 par value; unlimited shares authorized)                                 61
Net asset value per share                                                                      17.68

CLASS 3:
NET ASSETS                                                                               396,348,509
Shares outstanding ($0.01 par value; unlimited shares authorized)                         22,409,225
Net asset value per share                                                                      17.69

CLASS 4:
NET ASSETS                                                                                     1,070
Shares outstanding ($0.01 par value; unlimited shares authorized)                                 61
Net asset value per share                                                                      17.68

*     Includes $175,142,927 of securities on loan.

See Notes to Financial Statements.

                                                                                           TOTAL
Statement of Operations                                                                    RETURN
FOR THE YEAR ENDED DECEMBER 31, 2006                                                        FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend                                                                        $    17,750,259
     Interest*                                                                            12,471,100
     Interest from affliated investments                                                   7,981,147
     Less: Foreign taxes withheld                                                           (720,684)
-----------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                           37,481,822
-----------------------------------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees                                                      4,531,451
     Investor Service Fees -- Class 1                                                      1,723,320
     Distributors Fees (Notes 4)
       Class 2                                                                                     2
       Class 3                                                                               343,035
       Class 4                                                                                     3
     Transfer agent fees                                                                      23,844
     Trustee's fees                                                                           58,723
     Custody and accounting expenses                                                         295,765
     Professional fees                                                                        94,815
     Registration expenses                                                                    23,103
     Other expenses                                                                          144,120
-----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT                                          7,238,181
-----------------------------------------------------------------------------------------------------
     Less: Expenses Waived or borne by the adviser                                          (635,830)
     Net expenses                                                                          6,602,351
-----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                           30,879,471
=====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
     REALIZED GAIN (LOSS) ON:
       Investments                                                                        29,640,573
       Futures                                                                             5,301,849
       Written options                                                                       (26,392)
       Foreign currency transactions                                                         (80,440)
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments                                                                       115,550,684
       Futures                                                                                84,092
       Foreign currency transactions                                                           4,335
-----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                              150,474,701
-----------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $   181,354,172
=====================================================================================================

* Income attributable to security lending, net of rebate expenses was $266,565.

See Notes to Financial Statements.

                                                                                                     TOTAL
Statements of                                                                                        RETURN
Changes in Net Assets                                                                                 FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED       YEAR ENDED
                                                                                          DECEMBER 31,     DECEMBER 31,
                                                                                              2006             2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)                                                      $    30,879,471   $  13,296,651
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps                                               34,835,590      18,548,560
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation               115,639,111       2,438,623
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                181,354,172      34,283,834
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class 1                                                                              (23,735,343)    (13,261,759)
       Class 2                                                                                      (18)             --
       Class 3                                                                               (6,765,709)             --
       Class 4                                                                                      (17)             --
     Net realized gains
       Class 1                                                                              (18,619,381)    (16,598,435)
       Class 2                                                                                      (15)             --
       Class 3                                                                               (5,194,867)             --
       Class 4                                                                                      (15)             --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                      (54,315,365)    (29,860,194)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                      127,038,807       4,423,640
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class 1                                                                              289,978,256     414,284,705
       Class 2                                                                                    1,000              --
       Class 3                                                                              372,387,466              --
       Class 4                                                                                    1,000              --
     Value of distributions reinvested
       Class 1                                                                               42,354,257      29,860,187
       Class 2                                                                                       32              --
       Class 3                                                                               11,960,436              --
       Class 4                                                                                       31              --
     Cost of shares redeemed
       Class 1                                                                              (16,516,114)     (4,544,063)
       Class 2                                                                                       --              --
       Class 3                                                                                 (155,188)             --
       Class 4                                                                                       --              --
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions                                        700,011,176     439,600,829
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  827,049,983     444,024,469

NET ASSETS
   Beginning of period                                                                      959,530,915     515,506,446
------------------------------------------------------------------------------------------------------------------------
   End of period                                                                        $ 1,786,580,898   $ 959,530,915
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD          $       277,312   $     (20,632)
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                                                     TOTAL
Statements of Changes in Net Assets (continued)                                                      RETURN
Changes in Fund Shares                                                                                FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED       YEAR ENDED
                                                                                          DECEMBER 31,     DECEMBER 31,
                                                                                              2006             2005
------------------------------------------------------------------------------------------------------------------------
CLASS 1:
Shares sold                                                                                  17,330,893      25,964,206
Issued for distributions reinvested                                                           2,390,195       1,850,074
Shares redeemed                                                                                (952,918)       (281,159)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                       18,768,170      27,533,121
========================================================================================================================

CLASS 2:
Shares sold                                                                                          59              --
Issued for distributions reinvested                                                                   2              --
Shares redeemed                                                                                      --              --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                               61              --
========================================================================================================================

CLASS 3:
Shares sold                                                                                  21,743,379              --
Issued for distributions reinvested                                                             674,968              --
Shares redeemed                                                                                  (9,122)             --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                       22,409,225              --
========================================================================================================================

CLASS 4:
Shares sold                                                                                          59              --
Issued for distributions reinvested                                                                   2              --
Shares redeemed                                                                                      --              --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                               61              --
========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund. The Fund presently offers four classes of shares.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines,

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                               Net Tax
       Cost of            Gross Tax        Gross Tax        Appreciation/
   Investments for       Unrealized        Unrealized       (Depreciation)
     Tax Purposes       Appreciation      Depreciation     on Investments
--------------------------------------------------------------------------------
    $1,895,462,342      $178,341,434     $(22,290,587)       $156,050,847

Net Tax Appreciation/   Undistributed    Undistributed           Post
  (Depreciation) on        Income/      Long-Term Gains/        October
Derivatives, Currency   (Accumulated     (Accumulated           Losses
and Other Net Assets    Ordinary Loss)   Capital Loss)     (see Detail Below)
--------------------------------------------------------------------------------
      $20,861            $5,032,325       $11,282,646          $(42,064)

As of December 31, 2006, the Fund has no capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2006 as follows:

                           Capital           Currency
                          ---------------------------
                            $ --             $42,064

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

                  Ordinary        Long-Term
                   Income       Capital Gains        Total
                ----------------------------------------------
                $31,461,661      $22,853,704      $54,315,365

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency transactions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

The reclassifications for the year ended December 31, 2006 were as follows:

                  Undistributed
                  (Distribution
                  in Excess of)
                 Net Investment       Accumulated       Paid in
                     Income        Net Realized Gain    Capital
                 ----------------------------------------------
                    $(80,440)           $80,440          $ --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized respectively to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio and pro rata across share classes. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds based on net assets. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3. LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                               Annualized based on
                            average daily net assets
                   -------------------------------------------
                     Average Daily               Advisory and
                      Net Assets                Administration
                        of Fund                     Fees
                   -------------------------------------------
                   First $100 million                .50%
                   Next $100 million                 .45%
                   Next $100 million                 .40%
                   Next $100 million                 .35%
                   Over $400 million                 .30%

Pursuant to an expense limitation agreement with the Fund, GEAM has agreed to limit total operating expenses charged to Fund assets attributable to each class of shares (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to 0.32% of the average daily net assets of the Fund attributable to such shares, in each case on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended. The expense limitation agreement will terminate upon termination of the management agreement, or by the Fund without payment of penalty upon sixty (60) days written notice to GEAM. The agreement can only be changed with the approval of both the Fund and GEAM.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $20,992 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Fund has adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class 2 shares, 0.30% for Class 3 shares and 0.45% for Class 4 shares. Currently, Class 1 shares are not subject to a 12b-1 fee.

DIRECTORS' COMPENSATION The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual Fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006, were as follows:

                       Purchases                Sales
                    --------------------------------------
                    $2,523,585,560          $1,806,862,530

OPTIONS During the period ended December 31, 2006, the following option contracts were written:

                                            Number of
                                           of Contracts             Premium
--------------------------------------------------------------------------------
Balance as of
   December 31, 2005                             --                 $    --

Written                                         815                  20,840

Closed and Expired                             (815)                (20,840)
--------------------------------------------------------------------------------
Balance as of
   December 31, 2006                             --                      --
--------------------------------------------------------------------------------

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

                       Loaned
                    securities at                    Cash
                     market value                 collateral*
                    -----------------------------------------
                    $175,142,927                 $180,181,527

* COLLATERAL OF $180,426,108 DECREASED BY $244,581 ON JANUARY 1, 2007 TO REFLECT THE DECEMBER 31, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Total Return Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                /s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2006, the Fund paid to shareholders of record on December 27, 2006, $0.23456 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  45

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY

Matthew J. Simpson

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF
JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Income Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Income Fund                                                             Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                              15

FINANCIAL STATEMENTS

   Financial Highlights                                                       16

   Statement of Assets and Liabilities                                        17

   Statement of Operations                                                    18

   Statements of Changes in Net Assets                                        19

   Notes to Financial Statements                                              20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       26

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 27

ADDITIONAL INFORMATION                                                        30

INVESTMENT TEAM                                                               33

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Lehman Brothers Aggregate Bond Index (LB Aggregate) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Income Fund
--------------------------------------------------------------------------------

THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY, JAMES F. PALMIERI AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA (PICTURED BELOW) HAS OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

MARK DELANEY IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN APRIL 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS A SENIOR PORTFOLIO MANAGER AT SMITH GRAHAM SINCE AUGUST 1994.

ERIC H. GOULD IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN SEPTEMBER 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. GOULD WAS A SENIOR ASSET MANAGER FOR METROPOLITAN LIFE INSURANCE COMPANY.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

JAMES F. PALMIERI IS AN ASSISTANT PORTFOLIO MANAGER OF GEAM. SINCE MARCH 2006, HE HAS MANAGED THE MORTGAGE-BACKED SECURITIES SECTOR FOR THE S&S INCOME FUND. PRIOR TO JOINING GEAM, MR. PALMIERI WAS A DIRECTOR OF INVESTMENTS FOR CONSTITUTION CORPORATE FEDERAL CREDIT UNION FROM FEBRUARY 2005 TO MARCH 2006 AND A PORTFOLIO MANAGER FOR CIGNA INVESTMENT MANAGEMENT FROM JANUARY 2000 TO FEBRUARY 2005.

VITA MARIE PIKE IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Income Fund returned 4.37%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 4.33% and the Fund's Lipper peer group of 58 Intermediate Investment Grade Debt Funds returned an average of 4.14% for the same period.

[PHOTO OMITTED]

PICTURED BOTTOM RIGHT:
PAUL M. COLONNA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             Q&A

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE 12-MONTH PERIOD ENDING DECEMBER 31, 2006.

A. The Federal Reserve, under Dr. Ben Bernanke's leadership, continued to raise the Fed funds rate in the first half of 2006, stopping in June at 5.25%. Although the Fed kept the rate steady in the second half, language from the Federal Open Market Committee and various Fed members emphasized nascent inflation risks, despite economic growth slowed by weakness in the housing and auto markets. While the Fed appears to be biased towards further rate hikes in 2007, the U.S. Treasury market is priced for a reduction in rates. Interest rates did backup in 2006 with yields on the 2-year and 10-year notes ending at 4.8% and 4.7%, respectively, up 41 and 31 basis points. The 10-year note traded to a higher yield through June as the Fed raised short rates amid strong economic growth above 4%. Yields moved lower by December after the Fed paused and GDP growth slipped to roughly 2%.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Fund performance benefited from the allocation in high yield and emerging market debt securities. These two sectors significantly outperformed the high-grade market with returns of 11.85% (high yield) and 9.86% (EMD). The Fund's overweight in BBB-rated corporate bonds also contributed positively. Some value was obtained from yield curve positioning while the contribution from tactical duration moves was neutral.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
--------------------------------------------------------------------------------
                           ACCOUNT VALUE AT  ACCOUNT VALUE      EXPENSES
                           THE BEGINNING OF  AT THE END OF     PAID DURING
                            THE PERIOD ($)   THE PERIOD ($)  THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**           1,000.00         1,048.14           3.22
--------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)       1,000.00         1,024.60           3.16
--------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.62% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

 **   ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      4.81%.

Income Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                         Income Fund            LB Aggregate Bond Index

12/96                      $10,000                      $10,000
12/97                      $10,900                      $10,965
12/98                      $11,766                      $11,918
12/99                      $11,598                      $11,820
12/00                      $12,844                      $13,194
12/01                      $13,798                      $14,308
12/02                      $15,162                      $15,776
12/03                      $15,707                      $16,423
12/04                      $16,245                      $17,136
12/05                      $16,576                      $17,552
12/06                      $17,300                      $18,312

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                  ONE          FIVE       TEN
                                                  YEAR         YEAR       YEAR
--------------------------------------------------------------------------------
Income Fund                                       4.37%        4.63%      5.63%
--------------------------------------------------------------------------------
LB Aggregate Bond Index                           4.33%        5.06%      6.24%
--------------------------------------------------------------------------------
Lipper peer group average*                        4.14%        4.90%      5.81%
--------------------------------------------------------------------------------
Inception date                                    1/3/95
--------------------------------------------------------------------------------

Income Fund (ending value $17,300)
LB Aggregate Bond Index (ending value $18,312)

INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances.

QUALITY RATINGS
AS OF DECEMBER 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------

MOODY'S/S&P/                                                       PERCENTAGE OF
FITCH RATING**                                                     MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                                              74.57%
--------------------------------------------------------------------------------
Aa / AA                                                                 3.75%
--------------------------------------------------------------------------------
A / A                                                                   6.51%
--------------------------------------------------------------------------------
Baa / BBB                                                               7.78%
--------------------------------------------------------------------------------
Ba / BB and lower                                                       7.39%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $169,162 (in thousands)

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Mortgage-Backed                                                            32.1%
Asset-Backed and Other                                                     27.6%
Corporate Notes                                                            22.7%
U.S. Treasuries                                                            17.6%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR AND TEN-YEAR PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT FUNDS PEER GROUP CONSISTING OF 58, 39 AND 16 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

***   LESS THAN 0.01%

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                  Income Fund
--------------------------------------------------------------------------------

                                                Principal
                                                   Amount        Value
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.6%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 23.5%

U.S. Treasury Bonds
   4.50%     02/15/36                         $ 3,175,000  $ 3,021,711 (i)
U.S. Treasury Inflation Indexed Bonds
   2.00%     01/15/16                             615,067      594,204 (i,l)
   3.50%     01/15/11                           1,170,954    1,218,892 (l)
U.S. Treasury Notes
   4.63%     11/30/08 - 11/15/16               24,960,000   24,883,123 (i)
                                                            29,717,930

AGENCY MORTGAGE BACKED -- 22.3%

Federal Home Loan Mortgage Corp.
   4.50%     06/01/33 - 02/01/35                  295,766      277,183 (g)
   5.00%     07/01/35 - 10/01/35                  484,222      467,320 (g)
   5.50%     05/01/20                              78,738       78,639 (g)
   6.00%     04/01/17 - 05/01/35                1,078,105    1,089,525 (g)
   6.50%     01/01/27 - 09/01/36                  753,723      769,016 (g)
   7.00%     10/01/16 - 08/01/36                  267,644      275,198 (g)
   7.50%     11/01/09 - 09/01/33                   30,136       31,174 (g)
   8.00%     09/01/09 - 11/01/30                   28,706       29,982 (g)
   8.50%     04/01/30 - 05/01/30                   30,586       32,793 (g)
Federal National Mortgage Assoc.
   4.00%     05/01/19 - 06/01/19                  298,258      280,999 (g)
   4.50%     05/01/18 - 12/01/34                1,708,686    1,641,638 (g)
   5.00%     03/01/34 - 08/01/36                  629,120      607,699 (g)
   5.50%     12/01/13 - 12/01/35                  822,250      819,377 (g)
   6.00%     06/01/14 - 07/01/35                1,902,415    1,917,794 (g)
   6.50%     07/01/17 - 02/01/35                2,322,591    2,370,703 (g)
   7.00%     03/01/15 - 06/01/36                  791,597      814,276 (g)
   7.50%     12/01/09 - 03/01/34                  220,056      228,417 (g)
   8.00%     12/01/12 - 11/01/33                  162,704      171,728 (g)
   8.50%     05/01/31                               7,161        7,697 (g)
   9.00%     04/01/16 - 12/01/22                   28,814       30,504 (g)
   5.00%     TBA                                6,040,190    5,847,558 (c)
   5.50%     TBA                                6,203,000    6,164,953 (c)
   6.00%     TBA                                  675,000      679,429 (c)
   6.50%     TBA                                1,230,000    1,253,063 (c)
Government National
   Mortgage Assoc.
   4.50%     08/15/33 - 09/15/34                  543,772      516,313 (g)
   5.13%     11/20/22 - 12/20/24                    8,182        8,282 (g,h)
   5.38%     02/20/23 - 02/20/26                   20,445       20,651 (g,h)
   6.00%     04/15/27 - 09/15/36                  597,270      606,220 (g)
   6.50%     04/15/19 - 08/15/36                  507,755      521,359 (g)
   7.00%     03/15/12 - 10/15/36                  385,708      397,931 (g)
   7.50%     11/15/31 - 10/15/33                   14,602       15,248 (g)
   8.00%     12/15/29 - 04/15/30                    7,481        7,862 (g)
   8.50%     10/15/17                              26,432       28,158 (g)
   9.00%     11/15/16 - 12/15/21                   64,780       69,628 (g)
   5.50%     TBA                                  235,000      233,825 (c)
                                                            28,312,142

                                                Principal
                                                   Amount        Value
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.4%

Federal Home Loan
   Mortgage Corp.
   1.30%     10/15/18                         $   416,302  $    22,926 (f,g,h)
   1.80%     12/15/30                           1,048,567       48,169 (f,g,h)
   2.43%     09/15/36                             468,936       39,273 (f,h)
   3.20%     10/15/33                             235,000      182,063 (g,h)
   3.94%     12/15/33                             150,000      123,675 (g,h)
   4.00%     02/15/21                             185,319       26,813 (f)
   4.50%     04/15/13 - 12/15/20                1,425,151      174,534 (f,g)
   4.50%     05/15/17 - 11/15/19                  350,000      331,163 (g)
   5.00%     05/15/20 - 02/15/35                1,775,000    1,664,058 (g)
   5.00%     12/15/13 - 12/01/34                5,722,939    1,089,685 (f,g)
   5.50%     10/15/34                             229,253      229,870 (g)
   5.50%     04/15/17 - 06/15/33                  629,938      115,701 (f,g)
   7.50%     01/15/16                              60,683       62,503 (g)
   7.50%     07/15/27                              16,232        3,246 (f,g)
   8.00%     02/01/23 - 07/01/24                    8,193        1,737 (f,g)
   8.25%     06/01/26                              60,000       77,999 (g,j)
   18.20%    09/25/43                           1,943,604       18,961 (d,f,g,h)
Federal Home Loan
   Mortgage STRIPS
   5.94%     08/01/27                               1,962        1,591 (d,e,g)
Federal National Mortgage Assoc
   STRIPS (Class 1)
   4.23%     11/01/34                             736,424      559,643 (d,e,g)
Federal National Mortgage Assoc
   STRIPS (Class 2)
   7.50%     11/01/23                              49,617       12,536 (f,g)
   8.00%     08/01/23 - 07/01/24                   17,509        3,848 (f,g)
   8.50%     07/25/22                                 846          180 (f,g)
   9.00%     05/25/22                                 543          138 (f,g)
Federal National Mortgage Assoc.
   1.19%     12/25/42                             131,830        2,678 (f,g,h)
   1.65%     10/25/29                             542,682       31,359 (f,g,h)
   1.75%     12/25/30                             529,942       26,710 (f,g,h)
   1.85%     06/25/36 - 12/25/36                3,643,692      257,222 (f,h)
   2.15%     05/25/18                             923,308       60,938 (f,g,h)
   2.25%     09/25/42                           1,384,641       75,290 (f,g,h)
   2.30%     04/25/17 - 10/25/17                1,180,301       72,960 (f,g,h)
   2.35%     08/25/16                             356,650       16,406 (f,g,h)
   2.75%     06/25/42                             469,070       29,903 (f,g,h)
   3.50%     09/25/31                             358,280      328,823 (g,h)
   4.00%     02/25/28                              30,908       30,303 (g)
   4.50%     05/25/18                             154,630       14,038 (f,g)
   4.50%     12/25/19                             125,000      115,280 (g)
   4.75%     11/25/14                              86,489        5,370 (f,g)
   5.00%     08/25/17 - 02/25/32                  232,183       25,638 (f,g)
   5.00%     03/25/35                             175,000      163,214 (g)
   5.50%     07/25/34 - 02/25/35                  459,872      460,318 (g)
   5.75%     02/25/35                             250,000      252,350 (g)
   6.00%     12/25/34                             175,000      177,879 (g)
   6.50%     12/25/34                              91,844       93,452 (g)
   8.00%     07/25/14                             163,702      165,894 (g)
Federal National Mortgage
   Assoc. (Class 1)
   4.24%     01/25/36                             450,153      339,448 (d,e)

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                Principal
                                                   Amount        Value
--------------------------------------------------------------------------------
Federal National Mortgage
   Assoc. (Class S)
   1.75%     02/25/31                         $   503,497  $    24,172 (f,g,h)
Federal National Mortgage
   Assoc. REMIC
   1.88%     01/25/37                           1,260,000       81,309 (f,h)
   4.50%     11/25/13                             269,046       10,361 (f,g)
   4.84%     03/25/31                             483,852      474,828 (g,h)
   5.00%     10/25/22                             141,574       21,169 (f,g)
   7.00%     09/25/20                               1,064        1,078 (g)
Federal National Mortgage Assoc.
   REMIC (Class B)
   5.11%     12/25/22                                 526          436 (d,e,g)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91%  03/25/22                                  10          111 (f,g)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00%  05/25/22                                  12          340 (f,g)
                                                             8,149,589

ASSET BACKED -- 4.1%

Bank One Issuance Trust
   3.59%     05/17/10                              85,000       83,958 (g)
Capital One Master Trust (Class C)
   6.70%     06/15/11                             200,000      203,946 (b,g)
Carmax Auto Owner Trust
   4.35%     03/15/10                             131,000      129,316 (g)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   5.63%     02/25/33                              75,075       75,141 (g,h)
   5.75%     05/25/32                              32,000       30,797 (g)
Citibank Credit Card Issuance Trust
   4.45%     04/07/10                             274,000      270,613 (g)
Countrywide Asset-Backed Certificates
   5.78%     05/25/33                              23,717       23,735 (g,h)
Countrywide Home Equity Loan
   Trust (Class A)
   5.58%     07/15/27                              81,162       81,170 (g,h)
GSAA Trust
   5.38%     10/25/36                           1,823,191    1,823,386 (g,h)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%     10/15/10                             146,000      143,815 (g)
Mid-State Trust
   7.54%     07/01/35                               2,792        2,979 (g)
Peco Energy Transition Trust
   6.52%     12/31/10                             192,000      200,504 (g)
Residential Asset Securities Corp.
   5.60%     07/25/32                              12,021       12,023 (g,h)
Superior Wholesale Inventory
   Financing Trust (Class A)
   5.53%     06/15/10                           2,000,000    2,006,628 (h)
Volkswagen Auto Lease Trust (Class A)
   3.94%     10/20/10                              88,000       87,096
Wells Fargo Home Equity Trust
   3.97%     05/25/34                              77,000       75,351 (g,h)
                                                             5,250,458

                                                Principal
                                                   Amount        Value
--------------------------------------------------------------------------------
CORPORATE NOTES -- 30.4%

Abbey National PLC
   7.95%     10/26/29                         $   200,000  $   252,226 (g)
Abbott Laboratories
   5.88%     05/15/16                             255,000      262,962 (g)
AES Panama S.A.
   6.35%     12/21/16                             100,000       98,135 (b)
Allied Waste North America Inc.
   (Series B)
   7.13%     05/15/16                             345,000      341,550
Allied World Assurance Holdings Ltd.
   7.50%     08/01/16                             110,000      118,117
Allstate Life Global Funding Trusts
   3.85%     01/25/08                             165,000      162,512 (g)
Altria Group, Inc.
   7.20%     02/01/07                             125,000      125,099 (g)
American Electric Power
   Company, Inc. (Series C)
   5.38%     03/15/10                             270,000      268,591
American Electric Power
   Company, Inc. (Series D)
   5.25%     06/01/15                              90,000       87,293 (g)
American Express Travel Related
   Services Company Inc.
   5.25%     11/21/11                             200,000      199,852 (b)
American General Corp.
   7.50%     08/11/10                             130,000      139,225 (g)
American International Group, Inc.
   6.25%     05/01/36                             155,000      165,689
Appalachian Power Co. (Series G)
   3.60%     05/15/08                             150,000      146,449 (g)
Appalachian Power Co. (Series K)
   5.00%     06/01/17                             110,000      103,151 (g)
Archstone-Smith Operating Trust
   3.00%     06/15/08                             145,000      140,271
Arizona Public Service Co.
   6.25%     08/01/16                             165,000      168,515 (g)
AT&T, Inc.
   4.13%     09/15/09                             375,000      364,206
   5.88%     08/15/12                             110,000      112,261
AvalonBay Communities, Inc. (REIT)
   5.75%     09/15/16                             110,000      110,363 (g)
BAC CAP TRUST V
   5.63%     03/08/35                             180,000      170,636 (g)
Banco BMG S.A.
   9.15%     01/15/16                             115,000      116,553 (b,g)
Banco de Credito del Peru
   6.95%     11/07/21                             150,000      150,000 (b,h)
Banco Mercantil del Norte S.A.
   5.88%     02/17/14                             225,000      226,575 (b,g,h)
   6.86%     10/13/21                             160,000      161,723 (b,g)
Banco Santander Chile
   5.38%     12/09/14                             215,000      211,684 (b,g)
Bank of America Corp.
   5.75%     08/15/16                             130,000      132,742 (g)
Bear Stearns Companies, Inc.
   5.55%     01/22/17                             160,000      159,708

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BellSouth Corp.
   4.20%     09/15/09                         $   100,000  $    97,333 (g)
   6.55%     06/15/34                             185,000      189,540 (g)
Bertin Ltda
   10.25%    10/05/16                             100,000      105,500 (b)
BJ Services Co.
   5.75%     06/01/11                             165,000      166,320 (g)
BNP US Funding LLC (Series A)
   7.74%     12/31/49                              80,000       81,430 (b,g,h)
Boyd Gaming Corp.
   7.13%     02/01/16                             145,000      144,275 (g)
Braskem S.A.
   8.00%     01/26/17                             110,000      115,913 (b,g)
Bristol-Myers Squibb Co.
   5.88%     11/15/36                             100,000       98,821
British Telecommunications PLC
   8.63%     12/15/10                              65,000       72,565 (g)
Burlington Northern Santa Fe Corp.
   8.13%     04/15/20                             100,000      119,658 (g)
Cablevision Systems Corp.
   8.00%     04/15/12                             120,000      117,900 (g)
Campbell Soup Co.
   5.50%     03/15/07                             160,000      160,033 (g)
Cap Cana S.A.
   9.63%     11/03/13                             100,000      101,375 (b)
Capital One Bank
   6.50%     06/13/13                              75,000       79,048 (g)
Capital One Capital III
   7.69%     08/15/36                              80,000       90,777
Capital One Financial Corp.
   8.75%     02/01/07                             170,000      170,416 (g)
Carolina Power & Light Co.
   5.15%     04/01/15                              80,000       78,117 (g)
   5.70%     04/01/35                              45,000       43,977 (g)
   6.13%     09/15/33                             235,000      243,166 (g)
CBS Corp.
   5.63%     05/01/07                             200,000      200,103
CCSA Finance Ltd.
   7.88%     05/17/16                             100,000      107,250 (b,g)
Chaoda Modern Agriculture
   7.75%     02/08/10                             130,000      130,000 (b)
Cia de Transporte de Energia Electrica
   de Alta Tension S.A. (Series 1)
   8.88%     12/15/16                             100,000      100,250 (b)
CIT Group, Inc.
   5.13%     09/30/14                              50,000       48,598
Citigroup, Inc.
   5.10%     09/29/11                             195,000      194,158
   5.85%     12/11/34                             165,000      167,747
Clarendon Alumina Production Ltd.
   8.50%     11/16/21                             100,000      104,250 (b)
Clear Channel Communications, Inc.
   4.63%     01/15/08                             255,000      252,561 (g)
CNA Financial Corp.
   6.50%     08/15/16                              95,000       99,101
Comcast Cable Communications
Holdings, Inc.
   9.46%     11/15/22                             155,000      200,652 (g)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Comcast Cable Communications, Inc.
   6.88%     06/15/09                         $   350,000  $   362,216
Comcast Corp.
   5.88%     02/15/18                             115,000      113,535
Commonwealth Bank of Australia
   6.02%     03/29/49                             160,000      161,875 (b,g,h)
Commonwealth Edison Co.
   5.40%     12/15/11                             130,000      129,208
ConocoPhillips Canada Funding Co.
   5.95%     10/15/36                             165,000      167,542
Constellation Brands, Inc.
   7.25%     09/01/16                             345,000      354,488
Consumers Energy Co.
   5.15%     02/15/17                             125,000      119,257 (g)
Corp Andina de Fomento
   5.75%     01/12/17                             120,000      120,688 (g)
Cosan S.A. Industria e Comercio
   8.25%     02/28/49                             140,000      136,150 (b,g)
Cosipa Commercial Ltd.
   8.25%     06/14/16                             115,000      127,650 (b,g)
Countrywide Home Loans, Inc.
   5.63%     05/15/07                             100,000      100,076 (g)
CRH America, Inc.
   6.00%     09/30/16                             110,000      111,033 (g)
Crown Americas LLC and Crown
   Americas Capital Corp.
   7.75%     11/15/15                             395,000      409,813 (g)
CSX Transportation, Inc.
   9.75%     06/15/20                             105,000      140,299 (g)
DaimlerChrysler NA Holding Corp.
   4.05%     06/04/08                             110,000      107,827 (g)
   5.88%     03/15/11                             110,000      110,489
DBS Bank Ltd.
   5.00%     11/15/19                             235,000      227,741 (b,g,h)
   7.88%     08/10/09                             160,000      169,966 (b)
Delhaize America, Inc.
   8.13%     04/15/11                             185,000      199,570 (g)
Detroit Edison Co.
   6.13%     10/01/10                             155,000      158,375
Detroit Edison Co. (Series B)
   5.45%     02/15/35                             190,000      176,726 (g)
Deutsche Bank Capital Funding
   Trust VII
   5.63%     01/19/49                             100,000       98,272 (b,g,h)
Devon OEI Operating Inc.
   4.38%     10/01/07                              75,000       74,411 (g)
Diageo Capital PLC
   5.50%     09/30/16                             165,000      162,904 (g)
Dominion Resources, Inc.
   5.69%     05/15/08                             165,000      165,239 (g,j)
Dominion Resources, Inc. (Series B)
   4.13%     02/15/08                             130,000      128,129 (g)
   6.30%     09/30/66                             210,000      210,982 (h)
Dover Corp.
   6.50%     02/15/11                              90,000       93,804
   6.65%     06/01/28                              60,000       66,282
Duke Capital LLC
   5.67%     08/15/14                              50,000       49,886 (g)

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Duke Energy Corp.
   5.38%     01/01/09                         $    50,000  $    49,898
Echostar DBS Corp.
   7.00%     10/01/13                             460,000      459,425
EI Du Pont de Nemours & Co.
   4.88%     04/30/14                             110,000      106,184
El Paso Corp.
   7.63%     09/01/08                             160,000      164,800 (g)
El Paso Electric Co.
   6.00%     05/15/35                             165,000      159,335 (g)
El Paso Production Holding Co.
   7.75%     06/01/13                             230,000      240,638 (g)
Embarq Corp.
   7.08%     06/01/16                             165,000      168,020 (g)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
   10.50%    07/19/13                             115,000      122,475 (b,g)
Enterprise Products Operating LP
   4.00%     10/15/07                             160,000      158,043 (g)
EOP Operating LP
   7.75%     11/15/07                             190,000      193,917 (g)
Evraz Group S.A.
   8.25%     11/10/15                             130,000      133,738 (b)
Firstar Bank NA
   7.13%     12/01/09                             250,000      263,075
FirstEnergy Corp. (Series B)
   6.45%     11/15/11                             225,000      234,632 (g)
FPL Group Capital, Inc. (Series B)
   5.55%     02/16/08                             220,000      220,284 (g)
Gaz Capital for Gazprom
   6.21%     11/22/16                             140,000      140,980 (b)
Georgia Gulf Corp.
   9.50%     10/15/14                             230,000      224,250 (b)
Georgia Power Co.
   4.88%     07/15/07                             200,000      199,382 (g)
Goldman Sachs Group, Inc.
   5.75%     10/01/16                             350,000      355,325
Greater Bay Bancorp
   5.25%     03/31/08                             265,000      264,228 (g)
Greentown China Holdings Ltd.
   9.00%     11/08/13                             100,000      103,000 (b)
GS Caltex Corp.
   5.50%     10/15/15                             170,000      168,146 (b,g)
GTE Corp.
   6.94%     04/15/28                             240,000      249,802 (g)
Halliburton Co.
   8.75%     02/15/21                             150,000      187,896 (g)
Harrah's Operating Company Inc.
   5.75%     10/01/17                              75,000       62,835 (g)
Hexion US Finance Corp.
   9.75%     11/15/14                             260,000      263,575 (b)
Home Depot, Inc.
   5.25%     12/16/13                             165,000      163,773
   5.40%     03/01/16                             120,000      117,328
Host Hotels & Resorts LP (Series R)
   6.88%     11/01/14                              80,000       81,000 (b)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
HSBC Capital Funding LP (Series 1)
   9.55%     12/31/49                         $    65,000  $    73,233 (b,g,h)
HSBC Finance Corp.
   5.25%     01/15/14                             150,000      148,718
HSBC Holdings PLC
   6.50%     05/02/36                             100,000      107,585
Hutchison Whampoa Finance CI Ltd.
   (Series C)
   7.50%     08/01/27                             285,000      325,009 (b,g)
Hydro Quebec
   8.05%     07/07/24                             130,000      168,192
   8.50%     12/01/29                              75,000      104,483
IBM Canada Credit Services Co.
   3.75%     11/30/07                              95,000       93,407 (b,g)
Idearc Inc.
   8.00%     11/15/16                             260,000      263,900 (b)
IIRSA Norte Finance Ltd.
   8.75%     05/30/24                             140,000      164,150 (b,g)
Indiana Michigan Power Company
   (Series H)
   6.05%     03/15/37                              60,000       58,943
Industrias Unidas S.A.
   11.50%    11/15/16                             140,000      147,000 (b)
ING Capital Funding TR III
   8.44%     12/29/49                              55,000       60,871 (g,h)
ING Groep N.V.
   5.78%     12/29/49                             275,000      273,866 (g,h)
International Business
   Machines Corp.
   3.80%     02/01/08                             115,000      113,191 (g)
IPSCO, Inc.
   8.75%     06/01/13                             120,000      128,550
iStar Financial, Inc. (REIT)
   4.88%     01/15/09                              55,000       54,201 (g)
   7.00%     03/15/08                              40,000       40,671 (g)
JBS S.A.
   10.50%    08/04/16                             100,000      106,500 (b,g)
JP Morgan Chase & Co.
   7.00%     11/15/09                             195,000      203,931
JP Morgan Chase Bank
   5.88%     06/13/16                             205,000      211,144
Kansas Gas & Electric
   5.65%     03/29/21                             105,000      102,618 (g)
Kazkommerts International
   7.50%     11/29/16                             140,000      139,650 (b)
Kimco Realty Corp. (REIT)
   4.82%     06/01/14                             110,000      104,925 (g)
Kinder Morgan Energy Partners LP
   5.13%     11/15/14                             155,000      147,471 (g)
Kraft Foods, Inc.
   5.25%     06/01/07                             100,000       99,922 (g)
Landsbanki Islands
   6.07%     08/25/09                             170,000      171,259 (b,h)
   6.10%     08/25/11                             110,000      111,834 (b,g)
Lehman Brothers Holdings, Inc.
   5.75%     07/18/11                              70,000       71,392

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Lloyds TSB Group PLC
   6.27%     12/31/49                         $   100,000  $    99,996 (b,h)
MacDermid, Inc.
   9.13%     07/15/11                             275,000      286,000 (g)
Majapahit Holding BV
   7.25%     10/17/11                             330,000      339,488 (b)
   7.75%     10/17/16                             300,000      317,625 (b)
Majestic Star Casino LLC
   9.50%     10/15/10                             300,000      315,000
Markel Corp.
   7.35%     08/15/34                              60,000       64,752
Mediacom LLC
   9.50%     01/15/13                             230,000      236,900 (g)
Merck & Company, Inc.
   5.75%     11/15/36                              70,000       69,248
Merrill Lynch & Company, Inc.
   6.05%     05/16/16                             185,000      191,892 (g)
Metropolitan Life Global Funding I
   4.25%     07/30/09                             185,000      180,570 (b)
MGM Mirage
   5.88%     02/27/14                             195,000      180,375 (g)
Midamerican Energy Holdings Co.
   3.50%     05/15/08                             200,000      194,978 (g)
   6.13%     04/01/36                             115,000      115,926
Mohegan Tribal Gaming Authority
   8.00%     04/01/12                             270,000      281,138 (g)
Morgan Stanley (Series F)
   6.25%     08/09/26                             130,000      135,939 (g)
Motorola, Inc.
   4.61%     11/16/07                             135,000      134,096 (g)
MUFG Capital Finance 1 Ltd.
   6.35%     07/25/49                             100,000      101,582 (h)
Munich Re America Corp.
   (Series B)
   7.45%     12/15/26                             110,000      126,173
NAK Naftogaz Ukrainy
   8.13%     09/30/09                             200,000      195,236
Nakilat Inc.
   6.07%     12/31/33                             215,000      213,375 (b)
   6.27%     12/31/33                             130,000      128,801 (b)
National Power Corp.
   9.63%     05/15/28                             145,000      175,845 (g)
NB Capital Trust IV
   8.25%     04/15/27                             110,000      114,888 (g)
Nelnet, Inc.
   5.13%     06/01/10                             205,000      200,559 (g)
Nevada Power Co. (Series N)
   6.65%     04/01/36                              75,000       77,913
New Cingular Wireless Services Inc.
   8.75%     03/01/31                             220,000      285,106 (g)
News America, Inc.
   7.25%     05/18/18                             110,000      120,032 (g)
Nisource Finance Corp.
   5.45%     09/15/20                             165,000      153,607 (g)
   7.88%     11/15/10                              50,000       53,874
Noble Group, Ltd.
   6.63%     03/17/15                             130,000      118,087 (b)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Norfolk Southern Corp.
   8.63%     05/15/10                         $   155,000  $   169,699
Norfolk Southern Railway Co.
   9.75%     06/15/20                             170,000      229,047 (g)
Northeast Utilities (Series B)
   3.30%     06/01/08                             235,000      228,170 (g)
Northern States Power Co.
   6.25%     06/01/36                              65,000       69,490 (g)
NorthWestern Corp.
   5.88%     11/01/14                              85,000       83,516 (g)
Ohio Power Co. (Series E)
   6.60%     02/15/33                              65,000       69,129 (g)
ONEOK Partners LP
   5.90%     04/01/12                             110,000      111,212 (g)
Pacific Bell
   7.13%     03/15/26                              85,000       90,871 (g)
Pacific Gas & Electric Co.
   6.05%     03/01/34                              95,000       95,884 (g)
PanAmSat Corp.
   9.00%     08/15/14                             320,000      338,000 (g)
Pemex Finance Ltd.
   9.03%     02/15/11                              55,250       58,897
   9.69%     08/15/09                             148,500      160,448 (g)
Pemex Project Funding
   Master Trust
   6.13%     08/15/08                             265,000      266,815 (g)
   7.38%     12/15/14                              30,000       32,966 (g)
Pepco Holdings, Inc.
   5.99%     06/01/10                              45,000       45,060 (g,h)
Peru Enhanced Pass-Through
   Finance Ltd.
   3.65%     05/31/18                             250,000      165,625 (b,d)
Petrobras International
   Finance Co.
   6.13%     10/06/16                             110,000      111,100 (g)
Pioneer Natural Resources Co.
   6.88%     05/01/18                             230,000      222,386 (g)
Popular North America, Inc.
   4.25%     04/01/08                             100,000       98,361 (g)
Potomac Edison Co.
   5.35%     11/15/14                              95,000       93,570 (g)
Procter & Gamble - ESOP (Series A)
   9.36%     01/01/21                             300,309      375,293 (g)
Prudential Financial, Inc.
   5.70%     12/14/36                             165,000      161,071
Prudential Holdings LLC (Series C)
   8.70%     12/18/23                             170,000      207,868 (b,g)
Puget Sound Energy, Inc.
   3.36%     06/01/08                             125,000      121,526 (g)
   5.48%     06/01/35                             110,000      100,478 (g)
   6.27%     03/15/37                              65,000       66,008 (g)
Rabobank Capital Funding Trust
   5.25%     12/29/49                             130,000      125,340 (b,h)
Ranhill Labuan Ltd.
   12.50%    10/26/11                              30,000       29,700 (b)
Reichhold Industries, Inc.
   9.00%     08/15/14                             260,000      254,800 (b)

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Resona Bank Ltd.
   5.85%     09/29/49                         $   215,000  $   209,938 (b,h)
Roseton Danskammer (Series B)
   7.67%     11/08/16                             230,000      238,338
Rouse Company LP (REIT)
   6.75%     05/01/13                             165,000      165,702 (b)
Royal Bank of Scotland Group PLC
   5.00%     10/01/14                             115,000      112,079
RSHB Capital S.A.
   7.18%     05/16/13                             145,000      152,794 (b)
Simon Property Group, L.P. (REIT)
   4.60%     06/15/10                             115,000      112,162
   4.88%     08/15/10                             150,000      147,422
Skandinaviska Enskilda Banken AB
   7.50%     03/29/49                             250,000      262,385 (b,h)
SLM Corp.
   4.00%     01/15/10                             155,000      149,570
Smith International, Inc.
   6.00%     06/15/16                             110,000      111,899
Southern Copper Corp.
   7.50%     07/27/35                             280,000      303,600
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%     12/03/14                             210,000      204,036 (h)
Station Casinos Inc.
   7.75%     08/15/16                              90,000       90,675
Stewart Enterprises, Inc.
   6.25%     02/15/13                             350,000      336,875
Sunoco, Inc.
   5.75%     01/15/17                             160,000      156,527
Telecom Italia Capital S.A.
   4.88%     10/01/10                             275,000      267,306
   5.98%     07/18/11                             220,000      219,672 (h)
   7.20%     07/18/36                             110,000      114,424
Telefonos de Mexico S.A. de C.V.
   4.50%     11/19/08                             125,000      122,745
The Kroger Co.
   6.80%     12/15/18                             110,000      115,281 (g)
The Thomson Corp.
   5.50%     08/15/35                             115,000      105,567
TNK-BP Finance S.A.
   7.50%     07/18/16                             100,000      106,375 (b)
Tronox Worldwide LLC
   9.50%     12/01/12                             260,000      273,650
TXU Electric Delivery Co.
   5.00%     09/01/07                             115,000      114,536 (g)
Union Pacific Railroad Co.
   5.87%     07/02/30                             110,000      112,901
United Overseas Bank Ltd.
   4.50%     07/02/13                             220,000      209,184 (b)
Vale Overseas Ltd.
   8.25%     01/17/34                             145,000      171,759
Valero Energy Corp.
   3.50%     04/01/09                             180,000      172,857
Verizon Pennsylvania Inc.
   8.75%     08/15/31                             110,000      131,470 (g)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
VTB Capital S.A.
   5.97%     08/01/08                         $   115,000  $   115,058 (b,h)
   6.12%     09/21/07                             105,000      105,000 (b,h)
Wachovia Corp.
   5.25%     08/01/14                             155,000      152,953
   5.63%     10/15/16                             150,000      151,120
Wal-Mart Stores, Inc.
   5.25%     09/01/35                             165,000      151,957
Westar Energy, Inc.
   5.15%     01/01/17                              90,000       85,493
   7.13%     08/01/09                              60,000       62,017
Westfield Capital Corporation Ltd.
   4.38%     11/15/10                             175,000      168,789 (b)
Weyerhaeuser Co.
   6.13%     03/15/07                              74,000       74,053
   7.38%     03/15/32                              55,000       57,354
Williams Partners LP
   7.25%     02/01/17                             155,000      158,100 (b)
Wisconsin Electric Power
   3.50%     12/01/07                             160,000      157,256
   5.70%     12/01/36                              40,000       39,685
Wyeth
   4.38%     03/01/08                             100,000       98,905
   6.95%     03/15/11                             110,000      116,828
                                                            38,461,583

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.9%

Banc of America Commercial
   Mortgage Inc.
   5.32%     10/10/11                             148,000      148,263
Banc of America Funding Corp.
   5.75%     03/20/36                              69,818       69,444 (g,h)
   5.87%     02/20/36                             174,655      174,548 (g,h)
Banc of America Mortgage
   Securities (Class B)
   5.38%     01/25/36                              74,748       73,157 (g,h)
Bank of America Alternative
   Loan Trust
   6.50%     07/25/35                              79,660       80,652 (g)
Bear Stearns Commercial
   Mortgage Securities
   5.48%     10/12/41                             245,000      246,997 (h)
   5.53%     10/12/41                             245,000      247,919 (h)
   6.02%     02/14/31                             300,000      303,272 (g)
CalSTRS Trust
   4.13%     11/20/12                             529,000      523,019 (b,g)
Countrywide Alternative Loan Trust
   5.98%     05/25/36                              24,811       22,456 (g,h)
   6.00%     03/25/36 - 08/25/36                  132,696      115,413 (g)
Countrywide Alternative Loan
   Trust (Class B)
   6.00%     05/25/36 - 08/25/36                   64,736       57,417 (g)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
   5.50%     12/25/35                              74,011       71,825 (g)

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Credit Suisse Mortgage
   Capital Certificates
   5.47%     09/15/39                         $   217,000  $   218,670 (g)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%     02/25/36                              39,617       38,601 (g,h)
Crusade Global Trust (Class A)
   5.55%     09/18/34                             126,444      126,725 (g,h)
CS First Boston Mortgage
   Securities Corp.
   1.50%     03/15/35                           3,704,291      128,193 (b,g,h)
   5.22%     07/15/37                           2,517,041       66,334 (b,d,g,h)
   5.25%     08/25/34                              80,139       79,356
   5.33%     10/25/35                              74,312       71,096 (g,h)
   6.13%     04/15/37                             175,000      181,498 (g)
First Union-Lehman Brothers-Bank
   of America
   6.56%     11/18/35                             127,860      129,094 (g)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%     05/15/35                             325,014      328,728 (g)
   6.47%     04/15/34                             159,000      165,338 (g)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.12%     12/10/41                           4,167,046       93,632 (d,g,h)
Greenwich Capital Commercial
   Funding Corp.
   5.12%     04/10/37                             301,000      299,930 (g)
Indymac INDA Mortgage Loan Trust
   5.16%     01/25/36                              99,886       96,765 (g,h)
Indymac INDA Mortgage Loan Trust
   (Class B)
   5.16%     01/25/36                              99,886       98,938 (g,h)
Indymac Index Mortgage Loan Trust
   5.38%     06/25/35                             118,164      116,170 (g,h)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   1.12%     01/12/39                           2,711,739       92,035 (b,g,h)
   6.47%     11/15/35                             190,000      199,105 (g)
JP Morgan Mortgage Trust
   5.41%     11/25/35                             246,684      243,427 (g,h)
LB-UBS Commercial Mortgage Trust
   4.06%     09/15/27                             495,000      482,089 (g,h)
   4.51%     12/15/29                             163,000      157,987 (g)
   5.06%     01/18/12                           3,432,304       91,404 (d,g,h)
   5.26%     09/15/39                             150,000      150,181 (g)
   5.37%     09/15/39                             600,000      601,007 (g)
   6.23%     03/15/26                             130,000      132,353 (g)
   6.31%     10/15/35                             820,954       34,200 (b,d,g,h)
   7.34%     02/15/40                           2,719,896       58,069 (b,d,g,h)
   7.67%     03/15/36                           3,222,322       91,158 (b,d,g,h)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%     12/15/30                             172,000      178,213 (g)
   6.65%     11/15/27                             144,000      151,317 (g)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%     07/14/16                              34,000       35,927 (b,g)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
   Trust (Class X)
   5.28%     09/15/39                         $ 6,830,000  $   232,171 (d,g,h)
Master Alternative Loans Trust
   5.00%     08/25/18                             184,534       28,545 (f,g)
   6.50%     08/25/34 - 05/25/35                  523,267      530,403 (g)
Master Alternative Loans
   Trust (Class 3)
   6.50%     01/25/35                             139,423      141,384 (g)
MLCC Mortgage Investors, Inc.
   5.39%     02/25/36                              59,995       59,076 (g,h)
Morgan Stanley Capital I
   5.28%     12/15/43                             102,000      102,098 (h)
   5.33%     12/15/43                             102,000      101,742 (h)
   5.39%     11/12/41                             280,000      279,516 (h)
   5.71%     07/20/44                             100,000      102,137 (g)
   7.11%     04/15/33                             513,000      532,967 (g)
Morgan Stanley Dean Witter
   Capital I
   7.20%     10/15/33                             199,000      209,191 (g)
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%     10/15/35                             150,000      156,835 (g)
   6.54%     02/15/31                              25,047       25,619 (g)
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.41%     02/01/31                             311,907       12,927 (b,g,h)
Nomura Asset Securities Corp.
   (Class A)
   6.59%     03/15/30                             495,748      501,780 (g)
Residential Funding Mortgage
   Security I
   5.75%     01/25/36                             198,212      192,783 (g)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
   5.77%     07/15/45                             203,000      208,940
Wells Fargo Mortgage Backed
   Securities Trust
   5.00%     11/25/20                             196,789      194,039
   5.35%     10/25/36                             332,530      330,633 (h)
   5.39%     08/25/35                             106,498      104,152 (h)
   5.50%     01/25/36                             149,997      143,305
                                                            11,262,165

SOVEREIGN BONDS -- 2.0%

Government of Argentina
   7.00%     03/28/11 - 09/12/13                  395,000      391,178
   8.28%     12/31/33                             144,624      157,279 (i)
   9.38%     09/14/18                             100,000      103,350 (b)
Government of Bahamas
   6.63%     05/15/33                             125,000      139,467 (b,g)
Government of Brazil
   12.50%    01/05/22                             535,000      286,795
Government of Colombia
   7.38%     09/18/37                             140,000      150,290 (g)
   8.13%     05/21/24                             125,000      144,375 (g)
Government of Philippine
   7.75%     01/14/31                             140,000      158,900

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------
Government of Turkey
   7.38%     02/05/25                         $   140,000  $    143,500
Government of Ukraine
   6.58%     11/21/16                             230,000       230,000 (b)
Government of Uruguay
   7.63%     03/21/36                             130,000       143,000
   8.00%     11/18/22                             100,000       113,500
Government of Venezuela
   7.65%     04/21/25                             130,000       141,700
   9.38%     01/13/34                             160,000       211,200

                                                              2,514,534
TOTAL BONDS AND NOTES
   (COST $126,168,505)                                      123,668,401

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------
KeyCorp Capital
   (COST $100,000)                                  4,000       100,960 (a)

                                                PRINCIPAL
                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 17.2%
--------------------------------------------------------------------------------

ASSET BACKED -- 12.0%

Bear Stearns Asset Backed
   Securities Inc.
   5.57%     11/25/35                         $ 2,000,000     2,003,310 (g,h)
Countrywide Asset-Backed
   Certificates
   5.43%     06/25/35                             922,767       922,810 (g,h)
Fleet Home Equity Loan
   Trust (Class A)
   5.60%     01/20/33                             358,631       359,065 (g,h)
Ford Credit Floorplan
   Master Owner
   Trust (Class A)
   5.39%     07/15/09                           2,500,000     2,499,393 (g,h)
RAAC Series (Class A)
   5.49%     08/25/36                           4,353,000     4,354,118 (g,h)
Residential Asset Mortgage
   Products, Inc.
   5.55%     04/25/35                           5,000,000     5,007,760 (g,h)
   5.68%     12/25/33                              30,194        30,224 (g,h)
Residential Asset Mortgage
   Products, Inc. (Class A)
   5.63%     06/25/32                              37,035        37,391 (g,h)
                                                             15,214,071

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%

Bear Stearns Commercial Mortgage
   Securities (Class C)
   5.73%     08/03/14                         $ 1,000,000  $  1,000,000 (b,g,h)
Granite Mortgages PLC (Class 1)
   5.68%     01/20/43                             643,496       644,093 (g,h)
JP Morgan Alternative Loan Trust
   5.38%     08/25/36                           2,229,454     2,229,771 (g,h)
Puma Finance Ltd. (Class A)
   5.56%     10/11/34                             200,400       200,615 (g,h)
Residential Accredit Loans, Inc.
   5.53%     07/25/36                           2,579,651     2,580,175 (h)
                                                              6,654,654

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $21,854,772)                                        21,868,725

TOTAL INVESTMENT IN SECURITIES
   (COST $148,123,277)                                      145,638,086

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.6%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 12.6%

GEI Short Term Investment Fund
   5.56%                                       15,921,135    15,921,135 (d,k)

AFFILIATED SHORT-TERM SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN -- 6.0%

GEI Short Term Investment Fund
   5.56%                                        7,603,118     7,603,118 (d,k)

TOTAL SHORT-TERM INVESTMENTS
   (COST $23,524,253)                                        23,524,253

TOTAL INVESTMENTS
   (COST $171,647,530)                                      169,162,339

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (33.5)%                                           (42,429,898)
                                                           ------------

NET ASSETS -- 100.0%                                       $126,732,441
                                                           ============

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Income Fund had the following long futures contracts open at December 31, 2006:

                                     NUMBER       CURRENT      UNREALIZED
                       EXPIRATION      OF        NOTIONAL    APPRECIATION/
DESCRIPTION               DATE      CONTRACTS      VALUE      DEPRECIATION
---------------------------------------------------------------------------

Long Gilt
   Futures             March 2007           4   $  846,507   $      (5,892)
U.S. Treasury
   Notes 2 Yr.
   Futures             March 2007          15    3,060,469         (12,229)
U.S. Treasury
   Notes 10 Yr.
   Futures             March 2007          56    6,018,250         (49,623)
                                                             -------------

The GEI Income Fund had the following short futures contracts open at December 31, 2006:

                                     NUMBER       CURRENT      UNREALIZED
                       EXPIRATION      OF        NOTIONAL    APPRECIATION/
DESCRIPTION               DATE      CONTRACTS      VALUE      DEPRECIATION
---------------------------------------------------------------------------

Euro Bund
   Future              March 2007           5   $ (765,015)  $      12,331
                                                             -------------
                                                             $     (55,413)
                                                             =============

The GEI Income Fund had the following forward foreign currency contracts open at December 31, 2006:

                                          SETTLEMENT           UNREALIZED
CURRENCY BOUGHT        CURRENCY SOLD         DATE             DEPRECIATION
---------------------------------------------------------------------------

356,400 EUR             467,984 USD    January 16, 2007      $       2,401
352,835 USD             267,300 EUR    January 16, 2007                 46
50,431,449 JPY          427,680 USD    January 16, 2007             (3,415)
                                                             -------------
                                                             $        (968)
                                                             =============

See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non Income Producing Security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $12,318,475 or 9.72% of net assets for the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(f) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(h) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(i)   All or a portion of the security is out on loan.

(j)   Step coupon bond. Security becomes interest bearing at a future date.

(k) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(l)   Treasury Inflation Protected Securities.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

REIT   Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

STRIPS Separate Trading of Registered Interest and Principal of Security

TBA    To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

INCOME FUND

                                                      12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
---------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --          --          --          --      1/3/95
Net asset value, beginning of period                 $   11.84   $   12.25   $   12.61   $   12.93   $   12.26
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.56        0.61        0.55        0.51        0.37
   Net realized and unrealized
     gains/(losses) on investments                       (0.04)      (0.36)      (0.12)      (0.04)       0.84
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                   0.52        0.25        0.43        0.47        1.21
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.56        0.61        0.57        0.56        0.38
   Net realized gains                                       --        0.05        0.22        0.23        0.16
   Return of capital                                        --        0.00(b)       --          --          --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       0.56        0.66        0.79        0.79        0.54
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   11.80   $   11.84   $   12.25   $   12.61   $   12.93
===============================================================================================================
TOTAL RETURN (a)                                          4.37%       2.04%       3.42%       3.60%       9.89%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $ 126,732   $ 116,558   $ 135,172   $ 189,318   $ 220,800
   Ratios to average net assets:
     Net investment income                                5.07%       4.49%       3.82%       3.24%       3.79%
     Expenses                                             0.61%       0.60%       0.59%       0.55%       0.53%
   Portfolio turnover rate                                 270%        311%        343%        419%        385%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

(b)   Less than $0.01 per share.

See Notes to Financial Statements.

Statement of Assets                                                                        INCOME
and Liabilities DECEMBER 31, 2006                                                           FUND
-----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $148,123,277)                           $ 145,638,086
   Short-term affiliated investments (at amortized cost)                                  23,524,253
   Foreign cash (cost $277,322)                                                              276,527
   Receivable for investments sold                                                         5,319,079
   Income receivables                                                                      1,211,529
   Receivable for fund shares sold                                                            15,623
   Variation margin receivable                                                                 4,263
-----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                        175,989,360
-----------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned                                               29,471,843
   Payable for investments purchased                                                      19,625,241
   Payable for fund shares redeemed                                                          101,959
   Payable to GEAM                                                                            48,736
   Variation margin payable                                                                    8,172
   Unrealized loss on forward foreign currency contracts                                         968
-----------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                    49,256,919
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 126,732,441
=====================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                                                       131,795,676
   Undistributed (distribution in excess of) net investment income                            74,783
   Accumulated net realized gain (loss)                                                   (2,595,538)
   Net unrealized appreciation/(depreciation) on:
     Investments                                                                          (2,485,191)
     Futures                                                                                 (55,413)
     Written options                                                                              --
     Foreign currency related transactions                                                    (1,876)
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 126,732,441
=====================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                         10,742,625
Net asset value per share                                                              $       11.80

*     Includes $28,864,644 of securities on loan.

See Notes to Financial Statements.

Statement of Operations                                                                    INCOME
FOR THE YEAR ENDED DECEMBER 31, 2006                                                        FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend                                                                          $       3,907
     Interest*                                                                             5,339,109
     Interest from affliated investments                                                   1,122,370
-----------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                            6,465,386
-----------------------------------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees                                                        572,967
     Transfer agent fees                                                                          60
     Trustee's fees                                                                            4,332
     Custody and accounting expenses                                                          79,095
     Professional fees                                                                        20,938
     Registration expenses                                                                     2,418
     Other expenses                                                                           13,984
-----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                            693,794
-----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                            5,771,592
=====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
     REALIZED GAIN (LOSS) ON:
       Investments                                                                        (1,218,698)
       Futures                                                                                23,677
       Written options                                                                        (9,700)
       Foreign currency transactions                                                           7,341
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments                                                                           381,395
       Futures                                                                               (53,131)
       Foreign currency transactions                                                          (1,876)
-----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                                 (870,992)
-----------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $   4,900,600
=====================================================================================================

* Income attributable to security lending, net of rebate expenses, was $15,950.

See Notes to Financial Statements.

Statements of                                                                                         INCOME
Changes in Net Assets                                                                                  FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED      YEAR ENDED
                                                                                           DECEMBER 31,    DECEMBER 31,
                                                                                               2006            2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)                                                        $   5,771,592   $   5,667,191
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps                                               (1,197,380)     (1,131,629)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation                   326,388      (1,964,504)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                  4,900,600       2,571,058
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                   (5,692,439)     (5,660,155)
     Net realized gains                                                                              --        (471,683)
     Return of Capital                                                                               --         (28,414)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                       (5,692,439)     (6,160,252)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                         (791,839)     (3,589,194)
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                            20,048,467       4,387,459
     Value of distributions reinvested                                                        5,692,439       6,160,341
     Cost of shares redeemed                                                                (14,774,800)    (25,572,505)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions                                         10,966,106     (15,024,705)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                   10,174,267     (18,613,899)

NET ASSETS
   Beginning of period                                                                      116,558,174     135,172,073
------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $ 126,732,441   $ 116,558,174
========================================================================================================================

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $      74,783   $     (11,711)
------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
     Shares sold                                                                              1,659,946         354,588
     Issued for distributions reinvested                                                        482,819         520,299
     Shares redeemed                                                                         (1,241,749)     (2,069,626)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                          901,016      (1,194,739)
========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instuments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

       Cost of           Gross Tax          Gross Tax      Net Tax Appreciation/
   Investments for      Unrealized          Unrealized        (Depreciation)
    Tax Purposes        Appreciation       Depreciation       on Investments
--------------------------------------------------------------------------------
   $ 171,730,811          $ 654,766       $ (3,223,238)         $ (2,568,472)

Net Tax Appreciation/   Undistributed     Undistributed           Post
  (Depreciation) on        Income/      Long-Term Gains/        October
Derivatives, Currency    (Accumulated     (Accumulated           Losses
and Other Net Assets    Ordinary Loss)    Capital Loss)    (see Detail Below)
--------------------------------------------------------------------------------
     $ 6,438               $ 72,908       $ (2,378,076)         $ (196,033)

As of December 31, 2006, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                           Amount                Expires
--------------------------------------------------------------------------------
                       $ 1,055,894               12/31/13
                         1,322,182               12/31/14

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2006 as follows:

                        Capital                 Currency
--------------------------------------------------------------------------------
                       $ 196,033                  $ --

The tax composition of distributions paid during the year ended December 31, 2006 was as follows:

                                    Long-Term
                 Ordinary            Capital
                  Income              Gains              Total
--------------------------------------------------------------------------------
                $ 5,692,439            $ --           $ 5,692,439

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

                Undistributed
                (Distribution
                in Excess of)
                Net Investment         Accumulated       Paid in
                    Income          Net Realized Gain    Capital
--------------------------------------------------------------------------------
                   $ 7,341               $ (7,341)       $ --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.    LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

4.    AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .50%.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ended December 31, 2006, $1,918 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

                       Purchases                 Sales
--------------------------------------------------------------------------------
                    $ 360,105,500            $ 322,536,992

OPTIONS During the period ended December 31, 2006, the following option contracts were written:

                                            Number of
                                           of Contracts                Premium
--------------------------------------------------------------------------------
Balance as of
   December 31, 2005                            --                   $      --

Written                                        415                       11,353

Closed and Expired                            (415)                     (11,353)
--------------------------------------------------------------------------------
Balance as of
   June 30, 2006                                --                   $      --
--------------------------------------------------------------------------------

SECURITY LENDING At December 31, 2006, the Fund participated in securities lending:

                         Loaned
                      securities at               Cash
                       market value             collateral
--------------------------------------------------------------------------------
                       $ 28,864,644            $ 29,471,843

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Income Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

                                              /s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and the relative underperformance of the Fund in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Fund, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  45

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY

Matthew J. Simpson

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP,INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith A.Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Money Market Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Money Market Fund                                                       Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                               7

FINANCIAL STATEMENTS

   Financial Highlights                                                        8

   Statement of Assets and Liabilities                                         9

   Statement of Operations                                                    10

   Statements of Changes in Net Assets                                        11

   Notes to Financial Statements                                              12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       16

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 17

ADDITIONAL INFORMATION                                                        20

INVESTMENT TEAM                                                               23

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Money Market Fund
--------------------------------------------------------------------------------
                                                                             Q&A

DONALD J. DUNCAN IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MONEY MARKET FUND. MR. DUNCAN JOINED GE ASSET MANAGEMENT IN 1988 IN TRADE SUPPORT AND HELD SEVERAL POSITIONS INCLUDING MUTUAL FUND CONTROLLER. HE WAS APPOINTED INVESTMENT MANAGER -SHORT TERM SECURITIES IN 1990 AND VICE PRESIDENT - MONEY MARKETS IN 2002.

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Money Market Fund returned 4.65%. The 90-day Treasury Bill, the Fund's benchmark, returned 4.83% and the Fund's Lipper peer group of 108 Money Market funds returned an average of 4.55% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE 12-MONTH PERIOD ENDING DECEMBER 31, 2006.

A. The Federal Reserve, under Dr. Ben Bernanke's leadership, continued to raise the Fed funds rate in the first half of 2006, stopping in June at 5.25%. Although the Fed kept the rate steady in the second half, language from the Federal Open Market Committee and various Fed members emphasized nascent inflation risks, despite economic growth slowed by weakness in the housing and auto markets. While the Fed appears to be biased towards further rate hikes in 2007, the U.S. Treasury market is priced for a reduction in rates. Interest rates did backup in 2006 with yields on the 2-year and 10-year notes ending at 4.8% and 4.7%, respectively, up 41 and 31 basis points. The 10-year note traded to a higher yield through June as the Fed raised short rates amid strong economic growth above 4%. Yields moved lower by December after the Fed paused and GDP growth slipped to roughly 2%.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of Fund performance relative to the benchmark resulted from positioning along the short end of the yield curve. During the first half of the year, the Fund's average maturity was held shorter than the 90-day benchmark, taking advantage of rising short-term rates as the Federal Reserve moved toward a higher Fed funds rate.

[PHOTO OMITTED]

PICTURED BOTTOM RIGHT:
DONALD J. DUNCAN

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------
                                                   ACCOUNT VALUE AT     ACCOUNT VALUE        EXPENSES
                                                   THE BEGINNING OF     AT THE END OF      PAID DURING
                                                    THE PERIOD ($)     THE PERIOD ($)    THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------
Actual Fund Return**                                   1,000.00           1,024.53             2.47
---------------------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)           1,000.00           1,022.52             2.47
---------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.48% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      2.45%.

Money Market Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                         Money Market Fund                  90-Day T-Bill
                      (ending value $14,294)           (ending value $14,285)
12/96                         10,000                           10,000
12/97                         10,541                           10,520
12/98                         11,095                           11,035
12/99                         11,650                           11,562
12/00                         12,377                           12,257
12/01                         12,870                           12,681
12/02                         13,061                           12,888
12/03                         13,163                           13,020
12/04                         13,288                           13,202
12/05                         13,659                           13,627
12/06                         14,294                           14,285

INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                  ONE         FIVE        TEN
                                                 YEAR         YEAR       YEAR
--------------------------------------------------------------------------------
Money Market Fund                                4.65%        2.12%      3.64%
--------------------------------------------------------------------------------
90 Day T-Bill                                    4.83%        2.41%      3.63%
--------------------------------------------------------------------------------
Lipper peer group average*                       4.55%        1.99%      3.50%
--------------------------------------------------------------------------------
Inception date                                 7/1/85
--------------------------------------------------------------------------------

FUND YIELD AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                    FUND      IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                                      4.91%+            4.74%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                                    5.03%             4.85%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2006.

** IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MONEY MARKET FUNDS PEER GROUP CONSISTING OF 108, 95 AND 69 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MONEY MARKET FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Composition based on a Market Value of $278,308 (in thousands) as of December 31, 2006

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Commercial Paper                                                           30.9%
Repurchase Agreements                                                      23.8%
Certificates of Deposit                                                    20.8%
Corporate Notes                                                            17.0%
U.S. Governments                                                            7.4%
Time Deposit                                                                0.1%

                                                  PRINCIPAL       AMORTIZED
                                                     AMOUNT            COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.5%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 7.4%

U.S. AGENCIES

Federal Home Loan
   Bank Discount Notes
   5.12%          01/18/07                     $ 10,510,000    $ 10,485,532 (a)
Federal Home Loan Bank System
   5.41%          12/28/07                       10,170,000      10,170,000
                                                                 20,655,532

COMMERCIAL PAPER -- 30.8%

Abbey National PLC
   5.24%          03/19/07                       11,000,000      10,876,832
Bank of America Corp.
   5.25%          01/31/07                       11,630,000      11,579,119
Barclays PLC
   5.25%          02/12/07                       11,460,000      11,389,808
Bear Stearns Companies
   5.24%          02/28/07                        5,370,000       5,324,665
   5.25%          02/28/07                        5,720,000       5,671,618
Citigroup Funding Inc.
   5.25%          02/22/07                       11,230,000      11,144,839

                                                  PRINCIPAL       AMORTIZED
                                                     AMOUNT            COST
--------------------------------------------------------------------------------
HBOS PLC
   5.22%          03/09/07                     $ 11,140,000    $ 11,031,775
ING Group
   5.24%          01/16/07                        8,100,000       8,082,332
JP Morgan Chase Bank
   5.23%          03/13/07                       11,120,000      11,005,300
                                                                 86,106,288

REPURCHASE AGREEMENTS -- 23.7%

Barclays Bank
   5.30% date 12/29/06, to be
   repurchased at $5,504,049
   on 01/02/07 collateralized
   by $5,610,851 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 01/02/07                              5,500,000       5,500,000

Credit Suisse
   5.32% date 12/29/06, to be
   repurchased at $12,414,064
   on 01/02/07 collateralized by
   $12,661,269 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 01/02/07                             12,410,000      12,410,000

UBS Securities LLC
   5.31% date 12/29/06, to be
   repurchased at $48,365,643
   on 01/02/07 collateralized by
   $49,297,850 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 01/02/07                             48,330,000      48,330,000
                                                                 66,240,000

CORPORATE NOTES -- 16.9%

American Express Credit Corp.
   5.45%          01/04/08                        6,940,000       6,943,022 (c)
Canadian Imperial Bank
   5.33%          01/28/08                       10,580,000      10,580,000
Greenwhich Capital
   Holdings Inc.
   5.31%          02/13/07                       12,870,000      12,870,000
HSBC Finance Corp.
   5.41%          06/01/07                        5,750,000       5,751,970 (c)
Morgan Stanley
   5.37%          01/03/08                       11,130,000      11,130,000 (c)
                                                                 47,274,992

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

MONEY MARKET FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                                                  PRINCIPAL       AMORTIZED
                                                     AMOUNT            COST
--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.0%*

State Street Corp.
   4.85%          01/03/07                     $    150,710    $    150,710 (b)

CERTIFICATES OF DEPOSIT -- 20.7%

Bank of Montreal
   5.31%          01/22/07                       11,020,000      11,020,000
Calyon
   5.34%          05/04/07                       10,430,000      10,430,000
Dexia Credit Local S.A.
   5.29%          01/16/07                       11,490,000      11,490,000
Royal Bank of Canada N Y Branch
   5.30%          04/05/07                        5,000,000       5,000,000
UBS AG
   5.31%          01/05/07                        8,780,000       8,780,000
Societe Generale
   5.30%          02/01/07                       11,160,000      11,160,000
                                                                 57,880,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $278,307,522)                                          278,307,522

OTHER ASSETS AND LIABLITES,
   NET -- 0.5%                                                    1,314,906
                                                               ------------

NET ASSETS -- 100.0%                                           $279,622,428
                                                               ============

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Coupon amount represents effective yield.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

*     Less than 0.1%

+     Percentages are based on net assets as of December 31, 2006.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

MONEY MARKET FUND

                                                    12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --           --           --       7/1/85
Net asset value, beginning of period                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.05         0.03         0.01         0.01         0.01
   Net realized and unrealized
      gains on investments                                --           --           --         0.00(b)      0.00(b)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                 0.05         0.03         0.01         0.01         0.01
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                0.05         0.03         0.01         0.01         0.01
   Return of capital                                      --         0.00(b)        --           --           --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     0.05         0.03         0.01         0.01         0.01
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
===================================================================================================================
TOTAL RETURN (a)                                        4.65%        2.79%        0.95%        0.78%        1.48%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $279,622     $250,149     $278,703     $392,533     $685,353
   Ratios to average net assets:
      Net investment income                             4.58%        2.74%        0.92%        0.80%        1.46%
      Net expenses                                      0.49%        0.49%        0.47%        0.43%        0.40%
      Gross expenses                                    0.49%        0.49%        0.47%        0.43%        0.40%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower.

(b)   Less than $0.01 per share.

See Notes to Financial Statements.

                                                                        MONEY
Statement of Assets                                                     MARKET
and Liabilities DECEMBER 31, 2006                                        FUND
----------------------------------------------------------------------------------
ASSETS
   Short-term Investments (at amortized cost)                       $ 212,067,522
   Repurchase Agreements                                               66,240,000
   Income receivables                                                     885,444
   Receivable for fund shares sold                                        620,165
----------------------------------------------------------------------------------
      TOTAL ASSETS                                                    279,813,131
----------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed                                        79,522
   Payable to GEAM                                                        111,181
----------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                   190,703
----------------------------------------------------------------------------------
NET ASSETS                                                          $ 279,622,428
==================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                                    279,686,297
   Accumulated net realized gain (loss)                                   (63,869)
----------------------------------------------------------------------------------
NET ASSETS                                                          $ 279,622,428
==================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)     279,676,134
Net asset value per share                                           $        1.00

See Notes to Financial Statements.

                                                                        MONEY
Statement of Operations                                                 MARKET
FOR THE YEAR ENDED DECEMBER 31, 2006                                     FUND
----------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Interest                                                      $   14,276,299
----------------------------------------------------------------------------------
   TOTAL INCOME                                                         14,276,299
----------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administrative fees                                   1,279,720
      Transfer agent fees                                                       58
      Trustee's fees                                                        10,065
      Custody and accounting expenses                                       34,368
      Professional fees                                                     27,975
      Registration expenses                                                  4,736
      Other expenses                                                        22,697
----------------------------------------------------------------------------------
   TOTAL EXPENSES                                                        1,379,619
----------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                         12,896,680
==================================================================================
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   12,896,680
==================================================================================

See Notes to Financial Statements.

                                                                                                   MONEY
Statements of                                                                                     MARKET
Changes in Net Assets                                                                              FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED       YEAR ENDED
                                                                                      DECEMBER 31,     DECEMBER 31,
                                                                                          2006             2005
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
      Net investments income (loss)                                                  $   12,896,680   $    7,726,824
---------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations                                            12,896,680        7,726,824
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                             (12,896,680)      (7,736,548)
      Net realized gains                                                                         --               --
      Return of Capital                                                                          --          (42,984)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                  (12,896,680)      (7,779,532)
---------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                           --          (52,708)
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                      176,527,442      199,487,509
      Value of distributions reinvested                                                  12,896,680        7,752,316
      Cost of shares redeemed                                                          (159,950,239)    (235,741,886)
---------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share transactions                                    29,473,883      (28,502,061)
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                               29,473,883      (28,554,769)

NET ASSETS
   Beginning of period                                                                  250,148,545      278,703,314
---------------------------------------------------------------------------------------------------------------------
   End of period                                                                     $  279,622,428   $  250,148,545
=====================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD       $           --   $           --
---------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
      Shares sold                                                                       176,527,116      199,487,510
      Issued for distributions reinvested                                                12,897,006        7,752,316
      Shares redeemed                                                                  (159,950,239)    (235,741,886)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                   29,473,883      (28,502,060)
=====================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

       Cost of            Gross Tax        Gross Tax       Net Tax Appreciation/
   Investments for        Unrealized       Unrealized          (Depreciation)
     Tax Purposes        Appreciation     Depreciation         on Investments
--------------------------------------------------------------------------------
     $278,307,522            $ --             $ --                  $ --

Net Tax Appreciation/   Undistributed    Undistributed              Post
  (Depreciation) on        Income/      Long-Term Gains/          October
Derivatives, Currency    (Accumulated     (Accumulated             Losses
 and Other Net Assets   Ordinary Loss)   Capital Loss)       (see Detail Below)
--------------------------------------------------------------------------------
         $ --                $ --           $(63,869)               $ --

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

As of December 31, 2006, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

 Amount    Expires
------------------
$63,869   12/31/10

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2006.

The tax composition of distributions paid during the year ended December 31, 2006 was as follows:

              Long-Term
  Ordinary     Capital
   Income       Gains        Total
-------------------------------------
$12,896,680     $ --      $12,896,680

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3. LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                             Annualized based on
                           average daily net assets
                    -------------------------------------
                       Average Daily       Advisory and
                        Net Assets        Administration
                          of Fund              Fees
---------------------------------------------------------
Money Market Fund   First $100 million         .50%
                    Next  $100 million         .45%
                    Next  $100 million         .40%
                    Next  $100 million         .35%
                    Over  $400 million         .30%

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $4,595 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Money Market Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory agreement, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ a similar investment strategy as the Fund. Before approving the Fund's advisory agreement, the Board members reviewed the proposed continuance of the agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, and the Board members, including the independent members, concurred that GEAM provides high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In light of these discussions, the Board members, including the independent members, concluded that GEAM's services were of a high quality and had benefited the Fund.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, and the investment strategy employed with respect to the Fund's investment objective and investment approach. The Board members, including the independent members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability from the fees and services it provides to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland), since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 47

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 45

POSITION(S) HELD WITH FUND Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 41

POSITION(S) HELD WITH FUND Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 59

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 70

POSITION(S) HELD WITH FUND Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR 40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY

Matthew J. Simpson

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006) David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT  06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report

DECEMBER 31, 2006

[GE LOGO OMITTED]

GE Investments Funds, Inc.

Real Estate Securities Fund                                             Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE                                                           1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS                                     2

NOTES TO SCHEDULE OF INVESTMENTS                                               7

FINANCIAL STATEMENTS

   Financial Highlights                                                        8

   Statement of Assets and Liabilities                                         9

   Statement of Operations                                                    10

   Statements of Changes in Net Assets                                        11

   Notes to Financial Statements                                              12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       17

TAX INFORMATION                                                               18

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL                                 19

ADDITIONAL INFORMATION                                                        22

INVESTMENT TEAM                                                               25

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                                           December 31, 2006
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Wilshire Real Estate Securities Index (Wilshire RES) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The Wilshire RES Index is a market capitalization-weighted index comprised of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). NAREIT Equity Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Real Estate Securities Fund
--------------------------------------------------------------------------------

URDANG SECURITIES MANAGEMENT, INC. (URDANG) IS THE SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND. URDANG IS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL MANAGEMENT, INC. (URDANG CAPITAL). URDANG CAPITAL IS WHOLLY OWNED BY THE BANK OF NEW YORK COMPANY, INC. (BANK OF NEW YORK) AND OPERATES AS PART OF BANK OF NEW YORK'S ASSET MANAGEMENT DIVISION. AS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL, URDANG IS A SECOND TIER SUBSIDIARY OF BANK OF NEW YORK. URDANG IS A REGISTERED INVESTMENT ADVISER THAT WAS FORMED IN 1995 TO FOCUS EXCLUSIVELY ON OPPORTUNITIES IN THE REAL ESTATE SECURITIES MARKET, INCLUDING PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS (REITS).

THE REAL ESTATE SECURITIES FUND IS CO-MANAGED BY TODD BRIDDELL, CFA, DEAN FRANKEL, CFA AND PETER ZABIEREK, CFA.

TODD BRIDDELL IS A MANAGING DIRECTOR OF REAL ESTATE SECURITIES AND SERVES AS SENIOR PORTFOLIO MANAGER TO THE FUND. HE CO-FOUNDED URDANG SECURITIES MANAGEMENT IN 1995 AND HAS 14 YEARS OF REAL ESTATE INDUSTRY EXPERIENCE.

DEAN FRANKEL JOINED THE FIRM IN 1997 AND IS A PORTFOLIO MANAGER. HE MANAGES THE FIRM'S PROPRIETARY RESEARCH EFFORT AND OVERSEES THE FIRM'S TRADING ACTIVITIES.

PETER ZABIEREK IS A PORTFOLIO MANAGER. PRIOR TO JOINING URDANG IN JANUARY 2003, HE WAS EMPLOYED BY MORGAN STANLEY AS A SENIOR EQUITY RESEARCH ASSOCIATE FROM 2002. FROM 1998 THROUGH 2001, MR. ZABIEREK WAS AN ASSOCIATE FOR SALOMON SMITH BARNEY IN ITS REAL ESTATE INVESTMENT BANKING DIVISION.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the Real Estate Securities Fund returned 33.03%. The NAREIT Equity Index, the Fund's benchmark, returned 35.06% and the Fund's Lipper peer group of 53 Real Estate funds returned an average of 35.60% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Inflationary pressures have largely eased in the past 6 months, leading many to believe that the Federal Reserves' course of action will be to hold rates steady in the intermediate term. Oil has recently traded in the mid $50 range per barrel, significantly lower than the summer highs of $70+, and this has largely led to more tame readings of inflation levels at both the producer and consumer levels. Consumer and business spending continue to grow at a healthy pace leading to strong corporate earnings. Investors appear to be more confident in the continued health of the economy than they were at the beginning of 2006, and this has been reflected in the performance of the broader equities.

      On the whole, the general economic environment has been good for REITs. A moderately growing economy coupled with limited new supply has led to strong fundamentals in all real estate property types. Strong fundamentals, high medium-term growth expectations, and relatively low long-term interest rates have fueled demand for real estate investment in both the private and public markets. Private market capitalization rates used to value real estate continued to trend down in 2006, primarily caused by increased capital flows but partially reflective of higher growth expectations. M&A activity increased to record levels in 2006, further providing a catalyst for the REITs.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Urdang Securities Management, Inc. took over the sub-advisory role for the Fund at the start of the second quarter of 2006. For the last nine months of the year, performance was slightly below the benchmark. From a sector allocation standpoint, specialty underweight was the key contributor to Fund performance, as the sector underperformed the REIT market by over 10%. However, the Fund's underweight in the healthcare sector detracted from performance, as healthcare REITs outperformed by 13% during the period. Concerns about the overall

--------------------------------------------------------------------------------
                                                                             Q&A

      health of the economy caused investors to seek investments in less economically sensitive property types such as healthcare. Sectors with the shortest leases, specifically apartments and hotels, underperformed during the period. Selection in the apartment and mall sectors added to Fund performance, but our office stock picks performed poorly, especially during the second quarter. Cash drag was significant for the period, as the REIT market was up nearly 20% since the first quarter. We did our best to maintain low cash balances, but because returns were so solid, we were unable to avoid performance dilution.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. During the reporting period, we continued to increase exposure to office as fundamentals continue to accelerate. We reduced exposure to apartments as we are concerned that expectations for fundamentals have become too lofty. We increased exposure to malls, as the group now trades at a significant discount to other sectors. The Fund experienced abnormally high turnover at the end of the period due to end-of-year positioning that we expect will contribute mightily in 2007.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
--------------------------------------------------------------------------------
                             ACCOUNT VALUE AT   ACCOUNT VALUE       EXPENSES
                             THE BEGINNING OF   AT THE END OF      PAID DURING
                              THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
--------------------------------------------------------------------------------
Actual Fund Return**             1,000.00          1,192.40            4.92
--------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)         1,000.00          1,020.55            4.49
--------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.88% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 WAS:
      19.24%.

Real Estate Securities Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                             Real Estate
                           Securities Fund   Wilshire RES Index   NAREIT Index

12/96                          $10,000            $10,000            $10,000
12/97                           11,949             11,980             12,026
12/98                            9,836              9,892              9,921
12/99                            9,815              9,577              9,463
12/00                           13,009             12,500             11,958
12/01                           14,549             13,791             13,624
12/02                           14,353             14,148             14,144
12/03                           19,729             19,393             19,397
12/04                           26,099             26,157             25,522
12/05                           29,174             29,775             28,626
12/06                           38,810             40,394             38,662

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                      ONE       FIVE        TEN
                                                     YEAR       YEAR       YEAR
--------------------------------------------------------------------------------
Real Estate Securities Fund                         33.03%     21.68%     14.52%
--------------------------------------------------------------------------------
Wilshire RES Index                                  35.67%     23.98%     14.98%
--------------------------------------------------------------------------------
NAREIT Equity Index*                                35.06%     23.20%     14.48%
--------------------------------------------------------------------------------
Lipper peer group average**                         35.60%     23.43%     14.66%
--------------------------------------------------------------------------------
Inception date                                     5/1/95
--------------------------------------------------------------------------------

Real Estate Securities Fund (ending value $38,810)
Wilshire RES Index (ending value $40,394)
NAREIT Equity Index (ending value $38,662)



INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing at least 80% of its net assets in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, under normal circumstances.

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------
Simon Property Group, Inc.                                                 7.20%
--------------------------------------------------------------------------------
Prologis                                                                   5.30%
--------------------------------------------------------------------------------
Vornado Realty Trust                                                       5.29%
--------------------------------------------------------------------------------
AvalonBay Communities, Inc.                                                4.96%
--------------------------------------------------------------------------------
Kimco Realty Corp.                                                         4.42%
--------------------------------------------------------------------------------
Equity Office Properties Trust                                             4.22%
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                    4.10%
--------------------------------------------------------------------------------
SL Green Realty Corp.                                                      3.98%
--------------------------------------------------------------------------------
Archstone-Smith Trust                                                      3.94%
--------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                                      3.62%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2006

as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $176,512 (in thousands)

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Office                                                                     24.2%
Multifamily                                                                19.0%
Regional Malls                                                             12.6%
Shopping Centers                                                           10.1%
Diversified                                                                 8.2%
Industrial                                                                  6.3%
Hotel                                                                       5.7%
Self Storage                                                                3.4%
Healthcare                                                                  3.1%
Short-Term                                                                  2.8%
Office/Industrial                                                           2.0%
Freestanding                                                                1.5%
Specialty                                                                   1.1%

 * EFFECTIVE APRIL 1, 2006, THE NAREIT EQUITY INDEX REPLACED THE WILSHIRE RES INDEX AS THE BENCHMARK USED TO MEASURE THE FUND'S PERFORMANCE.

** LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE REAL ESTATE FUNDS PEER GROUP CONSISTING OF 53, 26 AND 5 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

REAL ESTATE SECURITIES FUND

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK (REIT) -- 91.9%
--------------------------------------------------------------------------------

DIVERSIFIED -- 8.0%

Cousins Properties, Inc.                             83,680   $  2,951,394
Spirit Finance Corp.                                167,543      2,089,261
Vornado Realty Trust                                 76,810      9,332,415
                                                                14,373,070

FREESTANDING -- 1.5%

Realty Income Corp.                                  95,940      2,657,538

HEALTHCARE -- 3.1%

Nationwide Health Properties Inc.                    60,750      1,835,865
Ventas, Inc.                                         85,900      3,635,288
                                                                 5,471,153

HOTEL -- 4.6%

Host Hotels & Resorts Inc.                          161,518      3,965,267
Strategic Hotels & Resorts, Inc.                     84,270      1,836,243
Sunstone Hotel Investors, Inc.                       87,630      2,342,350
                                                                 8,143,860

INDUSTRIAL -- 6.2%

AMB Property Corp.                                   20,420      1,196,816
First Potomac Realty Trust                           21,170        616,259
Prologis                                            153,940      9,354,934
                                                                11,168,009

MULTIFAMILY -- 18.8%

American Campus
   Communities, Inc.                                 53,130      1,512,611
Apartment Investment &
   Management Co. (Class A)                          90,710      5,081,574
Archstone-Smith Trust                               119,337      6,946,607
AvalonBay Communities, Inc.                          67,360      8,760,168
BRE Properties, Inc.                                  8,920        579,978
Camden Property Trust                                18,539      1,369,105
Equity Residential                                   66,580      3,378,935
Essex Property Trust, Inc.                           46,030      5,949,378
                                                                33,578,356

OFFICE -- 20.8%

Alexandria Real Estate Equities, Inc.                63,630      6,388,452
Boston Properties, Inc.                              64,640      7,231,923
Douglas Emmett, Inc.                                 85,580      2,275,572
Equity Office Properties Trust                      154,790      7,456,234
Highwoods Properties, Inc.                           57,430      2,340,847
Kilroy Realty Corp.                                  44,170      3,445,260
Maguire Properties, Inc.                             22,490        899,600
SL Green Realty Corp.                                52,950      7,030,701
                                                                37,068,589

OFFICE/INDUSTRIAL -- 2.0%

Liberty Property Trust                               71,650      3,520,881

                                                     NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
REGIONAL MALLS -- 12.5%

General Growth Properties, Inc.                      95,850   $  5,006,246
Macerich Co.                                         17,420      1,508,049
Simon Property Group, Inc.                          125,440     12,705,818
Taubman Centers, Inc.                                59,700      3,036,342
                                                                22,256,455

SELF STORAGE -- 3.3%

Extra Space Storage, Inc.                            63,440      1,158,414
Public Storage, Inc.                                 49,300      4,806,750
                                                                 5,965,164

SHOPPING CENTERS -- 10.0%

Acadia Realty Trust                                  61,590      1,540,982
Federal Realty Investment Trust                      53,750      4,568,750
Kimco Realty Corp.                                  173,632      7,804,758
Regency Centers Corp.                                50,150      3,920,226
                                                                17,834,716

SPECIALTY -- 1.1%

Digital Realty Trust, Inc.                           56,470      1,932,968

TOTAL COMMON STOCK (REIT)
   (COST $123,678,269)                                         163,970,759

--------------------------------------------------------------------------------
COMMON STOCK -- 4.3%
--------------------------------------------------------------------------------

HOTEL -- 1.1%

Starwood Hotels & Resorts
   Worldwide, Inc.                                   30,270      1,891,875

OFFICE -- 3.2%

Brookfield Properties Corp.                         144,660      5,689,478

TOTAL COMMON STOCK
   (COST $7,377,536)                                             7,581,353

TOTAL INVESTMENTS IN SECURITIES
   (COST $131,055,805)                                         171,552,112

--------------------------------------------------------------------------------
AFFILIATED SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   5.56%
   (COST $4,960,296)                              4,960,296      4,960,296 (a,b)

TOTAL INVESTMENTS
   (COST $136,016,101)                                         176,512,408

OTHER ASSETS AND LIABILITIES,
   NET -- 1.0%                                                   1,805,073
                                                              ------------

NET ASSETS -- 100.0%                                          $178,317,481
                                                              ============

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Schedule of Investments                               December 31, 2006
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Coupon amount represents effective yield.

(b) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+     Percentages are based on net assets as of December 31, 2006.

Abbreviations:

REIT  Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND

                                                      12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --          --          --          --      5/1/95
Net asset value, beginning of period                 $   19.20   $   19.54   $   16.78   $   13.14   $   14.78
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.65        0.70        0.65        0.50        0.80
   Net realized and unrealized
     gains/(losses) on investments                        5.68        1.62        4.76        4.42       (1.01)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS            6.33        2.32        5.41        4.92       (0.21)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.48        0.75        0.52        0.41        0.66
   Net realized gains                                     3.56        1.91        2.13        0.87        0.77
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       4.04        2.66        2.65        1.28        1.43
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   21.49   $   19.20   $   19.54   $   16.78   $   13.14
================================================================================================================
TOTAL RETURN (a)                                         33.03%      11.78%      32.29%      37.38%      (1.35)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $ 178,317   $ 143,801   $ 146,221   $  98,294   $  70,164
   Ratios to average net assets:
     Net investment income                                3.08%       3.21%       4.15%       4.65%       4.81%
     Expenses                                             0.88%       0.89%       0.90%       0.89%       0.89%
   Portfolio turnover rate                                  92%         52%         78%         52%         90%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains and do not include the effect of insurance contract charges.

See Notes to Financial Statements.

                                                                                         REAL ESATE
Statement of Assets                                                                      SECURITIES
and Liabilities DECEMBER 31, 2006                                                           FUND
-----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $131,055,805)                            $ 171,552,112
   Short-term affiliated investments (at amortized cost)                                   4,960,296
   Receivable for investments sold                                                         3,629,147
   Income receivables                                                                      1,126,554
   Receivable for fund shares sold                                                                92
-----------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                        181,268,201
-----------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased                                                       2,723,383
   Payable for fund shares redeemed                                                           93,073
   Payable to GEAM                                                                           134,264
-----------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                     2,950,720
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 178,317,481
=====================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                                                       133,140,346
   Undistributed (distribution in excess of) net investment income                           338,045
   Accumulated net realized gain (loss)                                                    4,342,783
   Net unrealized appreciation/(depreciation) on:
     Investments                                                                          40,496,307
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 178,317,481
=====================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)                          8,296,127
Net asset value per share                                                              $       21.49

See Notes to Financial Statements.

                                                                                         REAL ESATE
Statement of Operations                                                                  SECURITIES
FOR THE YEAR ENDED DECEMBER 31, 2006                                                        FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividend                                                                          $   5,171,470
     Interest                                                                                 80,016
     Interest from affliated investments                                                     193,270
-----------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                            5,444,756
-----------------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administrative fees                                                      1,293,189
     Transfer agent fees                                                                          39
     Trustee's fees                                                                            6,022
     Custody and accounting expenses                                                          26,486
     Professional fees                                                                        23,004
     Registration expenses                                                                     3,040
     Other expenses                                                                           14,229
-----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                          1,366,009
-----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                                            4,078,747
=====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
     REALIZED GAIN (LOSS) ON:
       Investments                                                                        24,153,309
     INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
       (DEPRECIATION) ON:
       Investments                                                                        15,955,603
-----------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                               40,108,912
-----------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $  44,187,659
=====================================================================================================

See Notes to Financial Statements.

                                                                                                    REAL ESTATE
Statements of                                                                                       SECURITIES
Changes in Net Assets                                                                                  FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED      YEAR ENDED
                                                                                           DECEMBER 31,    DECEMBER 31,
                                                                                               2006            2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)                                                        $   4,078,747   $   4,570,571
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps                                               24,153,309      14,590,401
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation                15,955,603      (3,889,363)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                 44,187,659      15,271,609
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                   (3,335,137)     (4,983,011)
     Net realized gains                                                                     (24,834,755)    (12,622,830)
     Return of Capital                                                                               --              --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                      (28,169,892)    (17,605,841)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions                       16,017,767      (2,334,232)
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                            20,203,690      13,870,109
     Value of distributions reinvested                                                       28,169,892      17,605,807
     Cost of shares redeemed                                                                (29,874,788)    (31,561,870)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions                                         18,498,794         (85,954)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                   34,516,561      (2,420,186)

NET ASSETS
   Beginning of period                                                                      143,800,920     146,221,106
------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $ 178,317,481   $ 143,800,920
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $     338,045   $     109,263
------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
     Shares sold                                                                                870,622         692,127
     Issued for distributions reinvested                                                      1,316,352         910,802
     Shares redeemed                                                                         (1,380,231)     (1,596,846)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                          806,743           6,083
========================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

1.    ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of thirteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value." These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

REAL ESTATE INVESTMENT TRUSTS Dividend income, attributable to real estate investment trusts ("REITs"), is recorded based on management's estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                                  Net Tax
         Cost of             Gross Tax        Gross Tax         Appreciation/
     Investments for        Unrealized       Unrealized        (Depreciation)
       Tax Purposes        Appreciation     Depreciation       on Investments
--------------------------------------------------------------------------------
     $   136,123,022       $ 40,760,521      $  (371,135)       $  40,389,386

  Net Tax Appreciation/    Undistributed    Undistributed           Post
    (Depreciation) on         Income/     Long-Term Gains/         October
  Derivatives, Currency    (Accumulated     (Accumulated           Losses
   and Other Net Assets   Ordinary Loss)    Capital Loss)    (see Detail Below)
--------------------------------------------------------------------------------
          $    --            $  643,573      $ 4,144,176             $ --

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

As of December 31, 2006, the Fund has no capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2006.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2006 was as follows:

                   Ordinary        Long-Term
                    Income       Capital Gains         Total
--------------------------------------------------------------------------------
                 $ 4,582,222      $ 23,587,670      $ 28,169,892

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

                 Undistributed
                 (Distribution
                 in Excess of)
                Net Investment       Accumulated       Paid in
                    Income        Net Realized Gain    Capital
--------------------------------------------------------------------------------
                  $ (514,828)         $ 514,828          $ --

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.    LINE OF CREDIT

The Fund shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Fund during the period ended December 31, 2006.

Notes to Financial Statements                                  December 31, 2006
--------------------------------------------------------------------------------

4.    AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                             Annualized based on
                           average daily net assets
--------------------------------------------------------------------------------
                     Average Daily          Advisory and
                      Net Assets           Administration
                       of Fund                  Fees
--------------------------------------------------------------------------------
                  First $100 million            .85%
                   Next $100 million            .80%
                   Over $200 million            .75%

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2006, $2,555 was charged to the Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.    SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. ("Urdang") is the Sub-Adviser to the Real Estate Securities Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

6.    INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2006 were as follows:

                      Purchases               Sales
--------------------------------------------------------------------------------
                    $ 139,078,598         $ 147,139,121

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Real Estate Securities Fund, a series of GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ KPMG LLP

Boston, Massachusetts
February 20, 2007

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2006, the Fund paid to shareholders of record on December 27, 2006, $3.37803 per share of long-term capital gain dividends.

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Fund's investment advisory and sub-advisory agreements with GE Asset Management Incorporated ("GEAM") and the Fund's sub-adviser at meetings held on December 6 and December 14, 2006.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. Also in advance of the meetings, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by the sub-adviser. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the Fund's investment advisory and sub-advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following, recognizing, with respect to the Fund's sub-advisory agreement, that the sub-adviser had only recently begun managing the Fund's portfolio following approval of the agreement by shareholders during the first quarter of 2006:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Fund.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing the sub-adviser's activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

enhance services, including improvements to its information technology capabilities. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by the sub-adviser, the Board members noted that the sub-adviser, Urdang Securities Management, Inc., had only recently begun to manage the Fund's portfolio, and that the period since the inception of the sub-adviser's management activities was too short to evaluate fully the nature, extent and quality of services provided in relation to the Fund's actual experience with Urdang. Nonetheless, the Board members focused on the sub-adviser's favorable attributes relating to its investment philosophy and discipline, its high caliber investment and trading personnel, its systems and other resources, including research capabilities, and its favorable history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Fund.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods, with emphasis on the period since the commencement of the sub-adviser's management of the Fund's portfolio. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members engaged in detailed discussions with GEAM management and representatives of the sub-adviser about the investment process, focusing on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, and the likely market cycles for the investment style. The Board members noted that the sub-adviser had only recently begun to manage the Fund's portfolio, and that the period since April 2006, when the sub-adviser's management commenced, was too short for the Board members to meaningfully evaluate its performance.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the cost of the services provided by GEAM and the sub-adviser. The Board members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Fund and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. The Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members

Advisory and Administrative Agreement Renewal                        (unaudited)
--------------------------------------------------------------------------------

recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed the applicable advisory fee breakpoints for the Fund and concluded that no changes were needed. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM and the sub-adviser about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM and the sub-adviser may derive from their relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee and projected total expense ratio are reasonable in relation to the services provided to the Fund. In view of these facts, the Board members, including the independent members, concluded that the renewal of the advisory agreement was in the best interests of the Fund and its shareholders, and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  48

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  45

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  40

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY

Matthew J. Simpson

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, CHIEF EXECUTIVE OFFICER (EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, EVP, FIXED INCOME (AS OF FEBRUARY 1, 2006)

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, EVP, INVESTMENT STRATEGIES (AS OF JULY 2006)

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

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

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

                      [This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $179,100 in 2005 and $188,200 in 2006.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2005 and $0 in 2006.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.
(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 06, 2007

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  March 06, 2007

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.